                  -------------------------------------------

                           OFFITBANK High Yield Fund

                        OFFITBANK Emerging Markets Fund

                      OFFITBANK Latin America Equity Fund

                       OFFITBANK New York Municipal Fund

                      OFFITBANK California Municipal Fund

                       OFFITBANK National Municipal Fund

                   OFFITBANK U.S. Government Securities Fund

                       OFFITBANK Mortgage Securities Fund

                          ---------------------------

                                 ANNUAL REPORT

                                   DECEMBER 31, 1998

                                THE

                                    [OFFITBANK LOGO]

                                INVESTMENT FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholders:

We are very pleased to present you with the December 31, 1998 Annual Report for The OFFITBANK Investment Fund, Inc. As of that date the Funds' investment portfolios have assets of approximately $2.1 billion, an increase of approximately $425 million over year-end 1997.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

        [LOGO]

Morris W. Offit

February 16, 1999

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------
Second half 1998 performance was a function of the significant repricing of risks across all markets after the well publicized Russian default and hedge fund turmoil. The Fund's net investment return for the second half of 1998 after all fees and expenses was approximately break-even. The full year total return of 4.49% is virtually identical to the 4.48% return for the first half. The December 31, 1998 NAV of $9.91 was approximately 4% lower than the $10.34 NAV at the beginning of the year. Reflective of the higher market yields and lower prices, the 30 day SEC yield increased to 9.40% at year end from 8.28% on June 30, 1998. The net assets of the Fund increased to $1,740 million from $1,347 million at December 31, 1997.

Over the course of 1998, a number of events had a significant impact on the high yield market. At the beginning of the year, high yield benefited from unexpectedly strong growth in the economy and robust demand for high yield securities. Demand continued to outstrip supply until mid July, when new issues finally needed wider spreads to clear the market. August brought a marked change in the environment as Russia defaulted and a large hedge fund required additional capital. The high yield market became swept up in the global turmoil as all spread products, regardless of quality, widened against Treasuries. For example, the double A corporate bond spread doubled from 60 basis points in May to over 130 basis points in mid October. Illiquidity ruled all markets. Amidst a declining equity market, problems in the emerging markets and forced portfolio liquidations, dealers were unwilling to bid aggressively for high yield securities. The quoted bid of the average high yield bond declined approximately 10 points, with lower quality credits falling even more.

By October the high yield market's spread to treasuries had widened over 400 basis points to about 700 basis points. After a series of interest rate cuts by the Federal Reserve, the market stabilized during the fourth quarter and spreads narrowed 140 basis points to close the year 560 basis points over Treasuries. During the year, spreads within the high yield market also widened, with the double B to single B spread increasing 110 basis points on the year to 260 basis points. Better quality outperformed the lower quality sectors, reversing the trend of the past few years.

For the first time, high yield spreads widened significantly in the absence of any large scale defaults. Market risks, liquidity premiums and the fear of future defaults have pushed spreads back to levels last seen in late 1991. Year-end market spreads for high yield imply significantly higher default levels than have been experienced the past few years. Domestic default rates for 1998 were still below 2% and below the historical average which is now approximately 3%. While the fundamental credit environment is not as positive as it has been over the past several years, we still expect defaults to remain at or below the historic averages.

The bonds of fundamentally sound credits have turned around after every cyclical decline in the high yield market. History has shown that following a major repricing of the high yield market, above average returns are earned over the following 12 to 24 months. The benefit of higher spreads compounded over a reasonable period of time cannot be emphasized strongly enough. Current spreads provide a large cushion against a further increase in risk premiums or the occasional credit loss that may occur.

Technically, 1998 was another record year for new issuance. Approximately two-thirds of the $150 billion issued came to market in the first half of the year. New issue supply was dominated by single B's and with the large number of tenders and debt retirements in the double B sector, the composition of the market is changing. The double B sector in aggregate did not grow in size in 1998 and declined to below 40% of the total market. This trend may lead to a modest natural downgrading of the portfolio over time as it may become more difficult to replace called or upgraded bonds with similar quality and value.

We intend to stay with our philosophy and strategy of holding better quality high yield securities. While our approach has produced good returns in strong markets, it has provided superior performance in down cycles or periods of dislocation such as we experienced during the second half of 1998. We were able to modestly upgrade the portfolio by buying better quality securities during the period of market weakness.

Several corporate actions affected the portfolio during the second half of 1998. A large number of holdings including Centennial Cellular, Vanguard Cellular, Host Marriot Properties, Sifto Canada and Allied Waste announced tenders for their debt securities at investment grade spreads. Additionally, several issues including Time Warner, Pacific Lumber and World Color Press were called. During the second half of 1998, 20 issues totaling approximately $110 million were either called, tendered, or defeased. Over the past twelve months approximately 18% of average net assets of the Fund have been either tendered, called or defeased.

2
-------------

                                   OFFITBANK
                                HIGH YIELD FUND

--------------------------------------------------------------------------------

In keeping with our focus on the better quality segment of the high yield market, approximately 42% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 65% of the holdings are rated at least B1 or B+. The Fund is very well diversified with over 225 issues and no single credit is larger than 1.5% of the Fund's assets.

Stephen T. Shapiro

January 15, 1999

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK High Yield Fund (including its predecessor partnership as discussed below) at January 1, 1988 and held through December 31, 1998 as well as the performance of the Merrill Lynch All High Yield Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                         MERRILL LYNCH ALL HIGH YIELD BOND
                                         OFFITBANK HIGH YIELD FUND*                    INDEX
12/31/87                                                     $250,000                                $250,000
12/31/88                                                     $299,640                                $283,683
12/31/89                                                     $307,292                                $295,683
12/31/90                                                     $303,351                                $282,830
12/31/91                                                     $403,889                                $380,623
12/31/92                                                     $491,167                                $449,746
12/31/93                                                     $594,883                                $527,026
12/31/94                                                     $609,946                                $520,872
12/31/95                                                     $718,188                                $624,541
12/31/96                                                     $807,629                                $693,634
12/31/97                                                     $905,334                                $782,593
12/31/98                                                     $945,996                                $811,279
                                          Average Annual Total Return
                                                             One Year                              Five Years   Ten Years
OFFITBANK High Yield Fund                                       4.49%                                   9.72%      12.18%
Merrill Lynch All High Yield Bond
Index                                                           3.66%                                   9.03%      10.87%

The OFFITBANK High Yield Fund-Advisor shares total return for the period May 1, 1998 (initial sale of Advisor shares) through December 31, 1998 was 0.67%.

The performance information for the period January 1, 1988 through March 1, 1994 reflects the performance of The Senior Securities Fund, L.P. (the "Partnership"), the predecessor limited partnership to the Fund. As a registered investment company, the Fund is subject to certain restriction under the Investment Company Act and the Internal Revenue Code to which the Partnership was not subject. Had the Partnership been registered under the Act and subject to the Code, its performance may have been adversely affected.

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                               3
                                                                   -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (90.6%)
   AEROSPACE/DEFENSE (0.5%)
     Decrane Aircraft Hlds. 12.00%, 09/30/08
      (144A).......................................  $       3,000,000(1)      $    3,000,000
     Sequa Corp. Sr Notes, 8.75%, 12/15/01.........          5,600,000              5,698,000
                                                                               --------------
                                                                                    8,698,000
                                                                               --------------
   AUTOMOTIVE (2.7%)
     Delco Remy International Inc. Sr Sub Notes,
      10.625%, 08/01/06............................          4,000,000              4,280,000
     Exide Corp. Sr Notes, 10.00%, 04/15/05........          7,000,000              6,965,000
     Exide Holding Europe SA, 9.125%, 04/15/04
      (144A).......................................         18,000,000(a)(1)       10,591,287
     Federal-Mogul Corp. Notes, 7.875%, 07/01/10...          6,000,000              6,142,440
     Hayes Wheels International Inc. Sr Sub Notes,
      9.125%, 07/15/07.............................          7,000,000              7,280,000
     Sonic Automotive Sr Sub Notes, 11.00%,
      08/01/08.....................................          8,000,000              7,680,000
     Walbro Corp. Sr Notes, 10.125%, 12/15/07......          3,500,000              3,395,000
                                                                               --------------
                                                                                   46,333,727
                                                                               --------------
   BROADCAST/MEDIA (6.3%)
     Big Flower Press Sr Sub Notes, 8.875%,
      07/01/07.....................................         11,000,000             11,220,000
     Echostar Communications Sr Discount Notes,
      0/12.875%, 06/01/04..........................         21,000,000(2)          21,472,500
     Fox/Liberty Networks L.L.C. Sr Notes, 8.875%,
      08/15/07.....................................          7,000,000              7,105,000
     Granite Broadcasting Corp. Sr Sub Notes,
      9.375%, 12/01/05.............................          6,000,000              5,895,000
     Heritage Media Corp. Sr Sub Notes, 8.75%,
      02/15/06.....................................          4,500,000              4,702,500
     Hollinger International Publishing Sr Sub
      Notes, 9.25%, 03/15/07.......................          6,500,000              6,857,500
     Lamar Advertising Co. Sr Sub Notes, 9.625%,
      12/01/06.....................................          6,500,000              7,036,250
     Mail-Well Corp. Sr Sub Notes, 8.75%, 12/15/08
      (144A).......................................          5,000,000(1)           5,000,000
     MDC Communications Corp. Sr Sub Notes, 10.50%,
      12/01/06.....................................          4,750,000              4,845,000
     Outdoor Systems Inc. Sr Sub Notes, 8.875%,
      06/15/07.....................................          9,000,000              9,630,000
     Satelites Mexicanos SA Sr Notes, 10.125%,
      11/01/04.....................................          4,500,000              3,735,000
     Sinclair Broadcast Group Inc Sr Sub Notes,
      10.00%, 09/30/05.............................          4,000,000              4,200,000
     Viacom Inc. Sub Notes, 8.00%, 07/07/06........         11,000,000             11,484,000
     World Color Press Sr Sub Notes, 8.375%,
      11/15/08 (144A)..............................          6,000,000(1)           6,030,000
                                                                               --------------
                                                                                  109,212,750
                                                                               --------------
   CABLE (8.4%)
     Adelphia Communications Corp. Sr Notes, 9.50%,
      02/15/04.....................................          8,150,781(4)           8,619,451
     Adelphia Communications Corp. Sr Notes,
      9.875%, 03/01/07.............................          6,000,000              6,645,000
     Century Communications Corp. Sr Notes, 8.875%,
      01/15/07.....................................          5,500,000              6,077,500
     Century Communications Corp. Sr Notes, 9.75%,
      02/15/02.....................................          6,500,000              7,020,000
     Comcast Corp. Sr Sub Debs., 9.375%,
      05/15/05.....................................          8,000,000              8,500,000
     CSC Holdings Inc. Sr Notes, 9.25%, 11/01/05...          6,500,000              6,922,500
     Diamond Holdings PLC Sr Notes, 9.125%,
      02/01/08.....................................          5,000,000              4,887,500
     Jones Intercable Inc. Sr Sub Debs., 10.50%,
      03/01/08.....................................          7,500,000              8,287,500
     Lenfest Communications, Inc. Sr Notes, 8.375%,
      11/01/05.....................................         12,500,000             13,531,250
     Marcus Cable Operating Sr Sub Discount Notes,
      0/13.50%, 08/01/04...........................         13,500,000(2)          13,533,750
     Mediacom L.L.C./Capital Sr Notes, 8.50%,
      04/15/08.....................................          8,000,000              8,180,000
     NTL Inc. Sr Notes, 0/9.75%, 04/01/08 (144A)...         12,500,000(1)(2)        7,703,125
     NTL Inc. Sr Notes, 10.00%, 02/15/07...........          6,500,000              6,662,500
     Olympus Communications L.P. Sr Notes, 10.625%,
      11/15/06.....................................         10,000,000             11,000,000
     Rogers Cablesystems Ltd. Sr 2nd Priority
      Notes, 10.00%, 03/15/05......................          3,000,000              3,360,000
     Rogers Cablesystems Ltd. Sr Secured 2nd
      Priority Notes, 9.625%, 08/01/02.............          3,000,000              3,225,000
     Rogers Cablesystems Ltd. Sr Secured 2nd
      Priority Notes, 9.65%, 01/15/14..............          2,500,000(d)           1,709,051
     Rogers Communications Inc. Sr Notes, 9.125%,
      01/15/06.....................................          3,500,000              3,605,000
     TeleWest Communications PLC Sr Discount Debs.,
      0/11.00%, 10/01/07...........................         19,000,000(2)          15,865,000
                                                                               --------------
                                                                                  145,334,127
                                                                               --------------
   CHEMICAL (2.0%)
     Borden Chemicals & Plastics Sr Notes, 9.50%,
      05/01/05.....................................         10,500,000              8,610,000
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03...          5,000,000              5,287,500
     Pioneer Americas Acquisition Sr Secured Notes,
      9.25%, 06/15/07..............................          6,000,000              4,800,000

    The accompanying notes are an integral part of the financial statements.
4
-------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   CHEMICAL (CONTINUED)
     Polymer Group Inc. Sr Sub Notes, 9.00%,
      07/01/07.....................................  $       6,000,000         $    5,940,000
     Terra Industries Inc. Sr Notes, 10.50%,
      06/15/05.....................................         10,000,000             10,300,000
                                                                               --------------
                                                                                   34,937,500
                                                                               --------------
   CONSUMER GROUPS (6.5%)
     Albecca Inc. Sr Sub Notes, 10.75%, 08/15/08
      (144A).......................................          3,000,000(1)           3,007,500
     Ameriserve Food Co. Sr Notes, 8.875%,
      10/15/06.....................................          7,500,000              6,937,500
     Chiquita Brands International Inc. Sr Notes,
      10.25%, 11/01/06.............................          4,000,000              4,090,000
     Chiquita Brands International Inc. Sr Notes,
      9.125%, 03/01/04.............................          6,000,000              6,000,000
     Chiquita Brands International Inc. Sr Notes,
      9.625%, 01/15/04.............................          4,000,000              4,080,000
     CHS Electronics Inc. Sr Notes, 9.875%,
      04/15/05.....................................          7,000,000              6,755,000
     Cott Corp. Sr Notes, 8.50%, 05/01/07..........          4,000,000              3,520,000
     Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07...          8,500,000              8,500,000
     Fisher Scientific International, Inc. Sr Sub
      Notes, 9.00%, 02/01/08.......................          7,000,000              6,965,000
     Fleming Companies Inc. Sr Sub Notes, 10.50%,
      12/01/04.....................................          3,000,000              2,835,000
     Host Marriott Travel Plaza Sr Notes, 9.50%,
      05/15/05.....................................          9,000,000              9,360,000
     Imperial Holly Sr Sub Notes, 9.75%,
      12/15/07.....................................          7,500,000              7,387,500
     Nash Finch Co. Sr Sub Notes, 8.50%,
      05/01/08.....................................          6,500,000              6,142,500
     Playtex Products Inc. Sr Notes, 8.875%,
      07/15/04.....................................          9,000,000              9,405,000
     Revlon Consumer Products Sr Sub Notes, 8.625%,
      02/01/08.....................................         12,000,000             11,040,000
     Samsonite Corp. Sr Sub Notes, 10.75%,
      06/15/08.....................................          5,000,000              4,350,000
     United Artists Theatre Pass Through
      Certificates, 9.30%, 07/01/15................         10,502,932             10,240,359
     United Auto Group Inc. Sr Sub Notes, 11.00%,
      07/15/07.....................................          4,000,000              3,320,000
                                                                               --------------
                                                                                  113,935,359
                                                                               --------------
   FINANCIAL SERVICES/INSURANCE (1.8%)
     Americo Life Inc. Sr Sub Notes, 9.25%,
      06/01/05.....................................          3,000,000              3,075,000
     Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05...         10,000,000              7,000,000
     Nationwide Credit Sr Notes, 10.25%,
      01/15/08.....................................          4,000,000              3,200,000
     Presidential Life Corp. Sr Notes, 9.50%,
      12/15/00.....................................          3,500,000              3,561,250
     Reliance Group Holdings Inc Sr Sub Notes,
      9.75%, 11/15/03..............................          7,500,000              7,781,250
     United Companies Financial Sub Notes, 8.375%,
      07/01/05.....................................          4,000,000              2,080,000
     Veritas Holdings Sr Notes, 9.625%, 12/15/03...          4,536,000              4,581,360
                                                                               --------------
                                                                                   31,278,860
                                                                               --------------
   FOREST & PAPER PRODUCTS (5.4%)
     Ball Corp. Sr Sub Notes, 8.25%, 08/01/08
      (144A).......................................          5,000,000(1)           5,231,250
     Container Corp. of America Sr Notes, 11.25%,
      05/01/04.....................................          3,500,000              3,640,000
     Container Corp. of America Sr Notes, 9.75%,
      04/01/03.....................................          5,000,000              5,125,000
     Crown Paper Co. Sr Sub Notes, 11.00%,
      09/01/05.....................................          3,500,000              3,080,000
     Doman Industries Limited Sr Notes, 9.25%,
      11/15/07.....................................          8,000,000              5,920,000
     Fort Howard Corp. Pass Through Certificates,
      11.00%, 01/02/02.............................          2,098,966              2,098,965
     Gaylord Container Corp. Sr Notes, 9.75%,
      06/15/07.....................................         10,000,000              8,850,000
     Pindo Deli Financial Mauritius Gtd. Sr Notes,
      10.75%, 10/01/07.............................          5,500,000              2,915,000
     Repap New Brunswick First Priority Sr Secured
      Notes, 9.00%, 06/01/04.......................         11,000,000             10,010,000
     Repap New Brunswick Sr Notes, 9.01%, 06/01/04
      (144A).......................................          5,000,000(1)(3)        4,718,750
     Silgan Holdings, Inc. Sr Sub Debs., 9.00%,
      06/01/09.....................................          3,500,000              3,605,000
     Stone Container Corp. Sr Secured Notes,
      10.75%, 10/01/02.............................          7,000,000              7,245,000
     Stone Container Corp. Sr Sub Debs., 12.25%,
      04/01/02.....................................          7,500,000              7,650,000
     Stone Container Corp. Sr Sub Notes, 11.00%,
      08/15/99.....................................          3,500,000              3,552,500
     Stone Container Finance Co. Sr Notes, 11.5%,
      08/15/06 (144A)..............................          5,500,000(1)           5,788,750
     Tembec Finance Corp. Sr Notes, 9.875%,
      09/30/05.....................................          8,500,000              8,882,500
     U.S. Timberlands Finance Corp. Sr Notes,
      9.625%, 11/15/07.............................          6,500,000              6,565,000
                                                                               --------------
                                                                                   94,877,715
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               5
                                                                   -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   GENERAL INDUSTRIES/MANUFACTURING (7.1%)
     Advanced Micro Devices Sr Notes, 11.00%,
      08/01/03.....................................  $       3,000,000         $    3,217,500
     Allied Waste North America Sr Notes, 7.625%,
      01/01/06 (144A)..............................          7,500,000(1)           7,575,000
     American Business Inform Sr Sub Notes, 9.50%,
      06/15/08 (144A)..............................          3,500,000(1)           2,800,000
     Celestica International Sr Sub Notes, 10.50%,
      12/31/06.....................................          3,175,000              3,460,750
     CEX Holdings Inc. Sr Sub Notes, 9.625%,
      06/01/08.....................................          8,000,000              7,200,000
     Congoleum Corp. Sr Notes, 8.625%, 08/01/08....          6,000,000              5,910,000
     Delta Mills Inc. Sr Notes, 9.625%, 09/01/07...          7,000,000              6,772,500
     Envirosource Inc. Sr Notes, 9.75%, 06/15/03...          3,000,000              2,760,000
     Foamex L.P. Sr Sub Notes, 9.875%, 06/15/07....          2,500,000              2,625,000
     Furon Company Sr Sub Notes, 8.125%,
      03/01/08.....................................          5,000,000              4,950,000
     Galey & Lord Inc. Sr Sub Notes, 9.125%,
      03/01/08.....................................          7,500,000              6,487,500
     Hadco Corp. Sr Sub Notes, 9.50%, 06/15/08.....          5,000,000              4,937,500
     Nortek Inc. Sr Notes, 9.125%, 09/01/07........          5,000,000              5,137,500
     Nortek Inc. Sr Notes, 8.875%, 08/01/08
      (144A).......................................          4,000,000(1)           4,110,000
     Nortek Inc. Sr Sub Notes, 9.875, 03/01/04.....          6,000,000              6,255,000
     Pillowtex Corporation Sr Sub Notes, 10.00%,
      11/15/06.....................................          2,500,000              2,675,000
     Primark Corp. Sr Sub Notes, 9.25%, 12/15/08
      (144A).......................................          6,000,000(1)           6,030,000
     Southdown Inc. Sr Sub Notes, 10.00%,
      03/01/06.....................................          5,500,000              6,133,050
     Unisys Corp. Sr Notes, 11.75%, 10/15/04.......          5,700,000              6,612,000
     United Rentals Inc. Sr Sub Notes, 9.50%,
      06/01/08.....................................          8,000,000              8,080,000
     Wesco Distribution Inc. Sr Sub Notes, 9.125%,
      06/01/08.....................................          9,000,000              9,000,000
     Williams Scotsman Inc. Sr Notes, 9.875%,
      06/01/07.....................................         10,000,000             10,400,000
                                                                               --------------
                                                                                  123,128,300
                                                                               --------------
   HEALTH CARE (5.4%)
     Columbia/HCA Healthcare Medium Term Notes,
      8.85%, 01/01/07..............................          7,500,000              7,978,725
     Columbia/HCA Healthcare Notes, 7.00%,
      07/01/07.....................................          3,500,000              3,378,410
     Columbia/HCA Healthcare Notes, 7.25%,
      05/20/08.....................................          5,000,000              4,896,050
     Conmed Corp. Sr Sub Notes, 9.00%, 03/15/08....          8,500,000              8,521,250
     Extendicare Health Services Sr Sub Notes,
      9.35%, 12/15/07..............................          7,000,000              6,650,000
     Genesis Health Ventures Sr Sub Notes, 9.875%,
      01/15/09 (144A)..............................          6,500,000(1)           6,272,500
     Integrated Health Services Inc. Sr Sub Notes,
      9.50%, 09/15/07..............................         12,000,000             11,280,000
     Magellan Health Services Sr Sub Notes, 9.00%,
      02/15/08.....................................          7,000,000              6,160,000
     Medaphis Corp. Sr Notes, 9.50%, 02/15/05......          6,500,000              4,810,000
     Pharmerica Inc. Sr Sub Notes, 8.375%,
      04/01/08.....................................          7,000,000              6,265,000
     Quest Diagnostic Inc. Sr Sub Notes, 10.75%,
      12/15/06.....................................          3,000,000              3,330,000
     Sun Healthcare Group Inc. Sr Sub Notes,
      9.375%, 05/01/08 (144A)......................          6,000,000(1)           4,800,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.125%,
      12/01/08 (144A)..............................          7,000,000(1)           7,227,500
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%,
      01/15/07.....................................          4,500,000              4,680,000
     Vencor Operating Inc. Sr Sub Notes, 9.875%,
      05/01/05.....................................          8,500,000              7,055,000
                                                                               --------------
                                                                                   93,304,435
                                                                               --------------
   HOTELS & GAMING (6.0%)
     Alliance Gaming Corp. Sr Sub Notes, 10.00%,
      08/01/07.....................................          6,500,000              5,850,000
     Felcor Suites L.P. Sr Notes, 7.625%,
      10/01/07.....................................         10,000,000              9,445,100
     Grand Casino Inc. Sr Sub Notes, 10.125%,
      12/01/03.....................................          4,000,000              4,361,080
     HMH Properties Sr Notes, 7.875%, 08/01/08.....         10,000,000              9,700,000
     Hollywood Park Operating Inc. Sr Sub Notes,
      9.50%, 08/01/07..............................          9,000,000              9,000,000
     John Q. Hammons Hotels L.P. First Mtg. Notes,
      8.875%, 02/15/04.............................         10,500,000              9,660,000
     John Q. Hammons Hotels L.P. First Mtg. Notes,
      9.75%, 10/01/05..............................          7,000,000              6,545,000
     Park Place Entertainment Sr Sub Notes, 7.875%,
      12/15/05 (144A)..............................          5,000,000(1)           5,006,250
     Prime Hospitality Corp. First Mtg. Notes,
      9.25%, 01/15/06..............................          8,000,000              8,320,000
     Prime Hospitality Corp. Sr Sub Notes, 9.75%,
      04/01/07.....................................          6,000,000              6,120,000
     Red Roof Inns Inc. Sr Sub Notes, 9.625%,
      12/15/03.....................................          4,000,000              4,070,000
     Station Casinos Sr Sub Notes, 8.875%, 12/01/08
      (144A).......................................          5,000,000(1)           5,000,000
     Station Casinos Sr Sub Notes, 9.75%,
      04/15/07.....................................          2,500,000              2,600,000
     Sun International Hotels Ltd. Sr Sub Notes,
      9.00%, 03/15/07..............................          7,000,000              7,210,000

    The accompanying notes are an integral part of the financial statements.
6
-------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   HOTELS & GAMING (CONTINUED)
     Trump Atlantic City First Mtg. Notes II,
      11.25%, 05/01/06.............................  $       5,000,000         $    4,375,000
     Trump Atlantic City First Mtg. Notes, 11.25%,
      05/01/06.....................................          8,500,000              7,437,500
                                                                               --------------
                                                                                  104,699,930
                                                                               --------------
   METALS & MINING (7.5%)
     AK Steel Corp. Sr Notes, 9.125%, 12/15/06.....         11,000,000             11,467,500
     Armco Inc. Sr Notes, 8.875%, 12/01/08
      (144A).......................................          8,000,000(1)           7,960,000
     Armco Inc. Sr Notes, 9.00%, 09/15/07..........         10,000,000             10,200,000
     Armco Inc. Sr Notes, 9.375%, 11/01/00.........          5,600,000              5,684,000
     Centaur Mining Exploration Sr Secured Notes,
      11.00%, 12/01/07.............................          7,500,000              6,825,000
     EES Coke Battery Co. Inc. Series B, Sr Secured
      Notes, 9.382%, 04/15/07 (144A)...............          5,750,000(1)           5,635,000
     Freeport McMoran C&G Deb., 7.20%, 11/15/26....          8,500,000              5,525,000
     Glencore Nickel Pty Limited Sr Secured Bonds,
      9.00%, 12/01/14..............................         16,000,000             13,120,000
     Great Central Mines Ltd. Sr Notes, 8.875%,
      04/01/08.....................................          5,000,000              4,987,500
     Inland Steel Co. First Mortgage, 7.90%,
      01/15/07.....................................          7,000,000              7,000,000
     Kaiser Aluminum & Chemical Corp. Sr Notes,
      10.875%, 10/15/06............................          6,000,000              6,150,000
     Kaiser Aluminum & Chemical Corp. Sr Notes,
      9.875%, 02/15/02.............................          4,500,000              4,545,000
     LTV Corp. Sr Notes, 8.20%, 09/15/07...........         13,500,000             12,150,000
     National Steel Corp., 8.375%, 08/01/06........          7,735,000              7,870,362
     Oregon Steel Mills First Mtg. Notes, 11.00%,
      06/15/03.....................................          5,000,000              5,150,000
     Wheeling-Pittsburgh Corp. Sr Notes, 9.25%,
      11/15/07.....................................         10,000,000              9,400,000
     WHX Corporation Sr Notes, 10.50%, 04/15/05....          7,000,000              6,440,000
                                                                               --------------
                                                                                  130,109,362
                                                                               --------------
   OIL/GAS (7.3%)
     Clark R&M Inc. Sr Notes, 8.625%, 08/15/08.....          5,000,000              4,725,000
     Clark R&M Inc. Sr Sub Notes, 8.875%,
      11/15/07.....................................          6,000,000              5,340,000
     Crown Central Petroleum Corp. Sr Notes,
      10.875%, 02/01/05............................          2,400,000              2,208,000
     Denbury Management Inc., 9.00%, 03/01/08......          5,000,000              4,450,000
     Energy Corp of America Sr Sub Notes, 9.50%,
      05/15/07.....................................          5,000,000              4,625,000
     Ferrellgas Partner L.P. Sr Notes, 9.375%,
      06/15/06.....................................          7,000,000              7,000,000
     Frontier Oil Corp. Sr Notes, 9.125%,
      02/15/06.....................................          3,500,000              3,220,000
     Giant Industries Services, Inc. Sr Sub Notes,
      9.00%, 09/01/07..............................         10,000,000              9,600,000
     Grey Wolf Inc. Sr Notes, 8.875%, 07/01/07.....         11,500,000              8,625,000
     Gulf Canada Resources Ltd. Sr Sub Debs.,
      9.25%, 01/15/04..............................         10,000,000              9,999,300
     Houston Exploration Co. Sr Sub Notes, 8.625%,
      01/01/08.....................................          6,000,000              5,880,000
     J Ray McDermott S.A. Sr Sub Notes, 9.375%,
      07/15/06.....................................          7,500,000              7,800,000
     KCS Energy, Inc. Sr Notes, 11.00%, 01/15/03...         11,000,000              9,680,000
     Newpark Resources Inc. Sr Sub Notes, 8.625%,
      12/15/07.....................................         10,000,000              9,500,000
     Nuevo Energy Co. Sr Sub Notes, 9.50%,
      04/15/06.....................................          3,000,000              2,970,000
     Parker Drilling Co. Sr Notes, 9.75%,
      11/15/06.....................................          8,000,000              7,160,000
     Pride Petroleum Services Sr Notes, 9.375%,
      05/15/07.....................................          3,000,000              2,790,000
     Tesoro Petroleum Corp. Sr Sub Notes, 9.00%,
      07/01/08.....................................          9,000,000              8,820,000
     Transamerican Energy Sr Secured Discount
      Notes, 0/13.00%, 06/15/02....................          8,000,000(2)           1,920,000
     Trico Marine Services Sr Notes, 8.50%,
      08/01/05.....................................         11,750,000              9,987,500
                                                                               --------------
                                                                                  126,299,800
                                                                               --------------
   REAL ESTATE (3.6%)
     CB Richard Ellis Sr Sub Notes, 8.875%,
      06/01/06.....................................         10,500,000             10,185,000
     Forest City Enterprises Sr Notes, 8.50%,
      03/15/08.....................................          8,500,000              8,521,250
     MDC Holdings Inc. Sr Notes, 8.375%,
      02/01/08.....................................          8,500,000              8,372,500
     NVR Inc. Sr Notes, 8.00%, 06/01/05............          8,000,000              7,840,000
     Rockefeller Center Properties Sr Notes, 0.00%,
      12/31/00.....................................         20,000,000             15,600,000
     Tanger Properties L.P. Sr Notes, 7.875%,
      10/24/04.....................................          9,000,000              8,505,000
     Trizec Finance Ltd. Sr Notes, 10.875%,
      10/15/05.....................................          2,965,000              3,239,262
                                                                               --------------
                                                                                   62,263,012
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               7
                                                                   -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   RETAIL (2.4%)
     Finlay Fine Jewelry Corp. Sr Notes, 8.375%,
      05/01/08.....................................  $       9,000,000         $    8,280,000
     Nine West Group Inc. Sr Notes, 8.375%,
      08/15/05.....................................          6,000,000              5,790,000
     Petro Stopping Centers Sr Notes, 10.50%,
      02/01/07.....................................          6,000,000              6,270,000
     Phillips Van-Heusen Sr Sub Notes, 9.50%,
      05/01/08.....................................          6,000,000              6,000,000
     The Pantry Inc. Sr Sub Notes, 10.25%,
      10/15/07.....................................          4,500,000              4,702,500
     Travelcenters of America, Inc. Sr Sub Notes,
      10.25%, 04/01/07.............................          6,000,000              5,970,000
     Zale Corp. Sr Notes, 8.50%, 10/01/07..........          5,000,000              4,850,000
                                                                               --------------
                                                                                   41,862,500
                                                                               --------------
   TELECOMMUNICATIONS-WIRELESS (6.5%)
     CCPR Services Inc. Sr Notes, 10.00%,
      02/01/07.....................................          4,875,000              4,875,000
     Centennial Cellular Corp. Sr Notes, 8.875%,
      11/01/01.....................................         14,000,000             14,840,000
     Centennial Cellular Corp. Sr Sub Notes,
      10.75%, 12/15/08 (144A)......................          6,000,000(1)           6,030,000
     Comcast Cellular Holdings Sr Notes, 9.50%,
      05/01/07.....................................          9,000,000              9,607,500
     Globalstar L.P. Capital Corp. Sr Notes,
      10.75%, 07/01/08.............................          6,000,000              4,320,000
     Ico Global Communications Sr Notes, 15.00%,
      08/01/05.....................................          6,000,000              4,470,000
     Metrocall Inc. Sr Sub Notes, 11.00%, 09/15/08
      (144A).......................................          6,000,000(1)           6,030,000
     Nextel Communications Sr Discount Notes,
      0/10.65%, 09/15/07...........................         22,000,000(2)          14,190,000
     Orange PLC Sr Notes, 7.625%, 08/01/08.........         12,500,000(b)          14,678,253
     Paging Network Sr Sub Notes, 10.125%,
      08/01/07.....................................         12,500,000             12,187,500
     Price Communications Wireless Sr Notes,
      9.125%, 12/15/06 (144A)......................         12,000,000(1)          12,120,000
     Rogers Cantel Inc. Sr Sub Notes, 8.80%,
      10/01/07.....................................         10,500,000             10,591,875
                                                                               --------------
                                                                                  113,940,128
                                                                               --------------
   TELECOMMUNICATIONS-WIRELINE (4.5%)
     Call Net Enterprises Sr Discount Notes,
      0/8.94%, 08/15/08............................         10,000,000(2)           5,875,000
     E.Spire Communications Sr Discount Notes,
      0/10.625%, 07/01/08..........................          6,000,000(2)           2,460,000
     Flag Limited Sr Notes, 8.25%, 01/30/08........         12,000,000             11,880,000
     Hermes Europe Railtel Sr Notes, 10.375%,
      01/15/09 (144A)..............................          4,000,000(1)           4,060,000
     Intermedia Communications Sr Discount Notes,
      0/12.50%, 05/15/06...........................         10,000,000(2)           7,825,000
     Intermedia Communications Sr Discount Notes,
      0/11.25%, 07/15/07...........................         12,000,000(2)           8,280,000
     IXC Communications Inc. Sr Sub Notes, 9.00%,
      04/15/08.....................................          7,000,000              7,008,750
     Metronet Communications Corp. Sr Discount
      Notes, 0/9.95%, 06/15/08.....................         10,000,000(2)           6,125,000
     Nextlink Communications Sr Notes, 10.75%,
      11/15/08 (144A)..............................          7,500,000(1)           7,668,750
     Psinet Inc. Sr Notes, 10.00%, 02/15/05........          8,000,000              7,920,000
     Time Warner Telecom L.L.C. Sr Notes, 9.75%,
      07/15/08.....................................          7,000,000              7,350,000
     Verio Inc. Sr Notes, 11.25%, 12/01/08
      (144A).......................................          2,000,000(1)           2,020,000
                                                                               --------------
                                                                                   78,472,500
                                                                               --------------
   TRANSPORTATION (4.3%)
     Airtrans Airlines Sr Notes, 10.50%,
      04/15/01.....................................          5,500,000              4,812,500
     Canadian Airlines Corp. Sr Notes, 10.00%,
      05/01/05.....................................          6,000,000              5,130,000
     Coach USA Inc. Sr Sub Notes, 9.375%,
      07/01/07.....................................          8,500,000              8,755,000
     Eletson Holdings Inc. 1st Pfd. Mtg. Notes,
      9.25%, 11/15/03..............................          5,000,000              4,875,000
     Eurotunnel Finance Ltd, 5.28%, 01/15/12.......         96,000,000(c)(5)       14,693,851
     Navigator Gas Transport First Priority Ship
      Mtg. Notes, 10.50%, 06/30/07 (144A)..........          6,000,000(1)           5,280,000
     Piedmont Aviation Inc. Equipment Trust
      Certificates 1988 Series A, 9.80%,
      01/15/00.....................................            942,000                959,342
     Piedmont Aviation Inc. Equipment Trust
      Certificates 1988 Series F, 10.15%,
      03/28/03.....................................          1,000,000              1,072,070
     Sea Containers Ltd. Sr Notes, 9.50%,
      07/01/03.....................................          3,000,000              3,090,000
     Sea Containers Ltd. Sr Notes, 7.875%,
      02/15/08.....................................          7,500,000              7,312,500
     Stena AB Sr Notes, 10.50%, 12/15/05...........          5,000,000              5,162,500
     Stena Line Sr Notes, 10.625%, 06/01/08........          6,000,000              5,400,000
     U.S. Air Inc. Equipment Trust Certificates
      1990 Series A, 11.20%, 03/19/05..............          3,421,871              3,644,293
     U.S. Air, Inc. Equipment Trust Certificates
      1988 Series B, 10.00%, 01/15/02..............          1,334,000              1,404,609
     U.S. Air, Inc. Equipment Trust Certificates
      1990 Series B, 10.33%, 06/27/02..............            803,000                858,897
     U.S. Air, Inc. Equipment Trust Certificates
      1990 Series D, 10.28%, 06/27/01..............            837,000                879,185
     U.S. Air, Inc. Equipment Trust Certificates
      1990 Series D, 10.43%, 06/27/04..............          1,014,000              1,109,265

    The accompanying notes are an integral part of the financial statements.
8
-------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
   TRANSPORTATION (CONTINUED)
     U.S. Air, Inc. Equipment Trust Certificates
      1998 Series B, 9.80%, 01/15/00...............  $         654,000         $      666,040
                                                                               --------------
                                                                                   75,105,052
                                                                               --------------
   UTILITIES (2.4%)
     AES Corp. Sr Notes, 8.00%, 12/31/08...........          6,000,000              5,962,500
     AES Corp. Sr Sub Notes, 8.375%, 08/15/07......          6,000,000              6,030,000
     AES Corp. Sr Sub Notes, 8.50%, 11/01/07.......          5,500,000              5,555,000
     Calpine Corp. Sr Notes, 10.50%, 05/15/06......          5,500,000              6,022,500
     Calpine Corp. Sr Notes, 8.75%, 07/15/07.......          8,500,000              8,925,000
     Cleveland Electric Illum 1st Mtg. Bonds,
      9.50%, 05/15/05..............................          4,000,000              4,331,920
     Tucson Electric Power Company, Springerville
      Unit 1, 10.21%, 01/01/09.....................          5,526,015              5,857,576
                                                                               --------------
                                                                                   42,684,496
                                                                               --------------
     TOTAL CORPORATE BONDS (COST $1,601,996,509)...                             1,576,477,553
                                                                               --------------
 FOREIGN GOVERNMENTS (1.0%)
   SOVEREIGN DEBT (1.0%)
     Brazil Brady NMB Series L, Floating Rate
      Bonds, 6.1875%, 04/15/09.....................         14,500,000(3)+          7,929,687
     Republic of Brazil IDU, Floating Rate Note,
      6.75%, 01/01/01..............................         10,762,500(3)           9,692,977
                                                                               --------------
     TOTAL FOREIGN GOVERNMENTS (COST
      $17,612,596).................................                                17,622,664
                                                                               --------------
 MORTGAGE-BACKED SECURITIES (0.3%)
   REAL ESTATE (0.2%)
     RTC Mtg. Tr. Series 1994-C1 Class F Mortgage
      Loan Backed Bonds, 8.00%, 06/25/26...........          2,002,167              2,022,189
     RTC Mtg. Tr. Series 1994-C2 Class G Mortgage
      Loan Backed Bonds, 8.00%, 04/25/25...........          1,410,924              1,425,034
                                                                               --------------
                                                                                    3,447,223
                                                                               --------------
   RETAIL (0.1%)
     National Convenience Realty Co. Secured Notes,
      9.50%, 06/30/03..............................          1,457,821(5)           1,523,423
                                                                               --------------
     TOTAL MORTGAGE-BACKED SECURITIES (COST
      $3,933,177)..................................                                 4,970,646
                                                                               --------------
 PREFERRED STOCKS (2.3%)
   CABLE (0.4%)
     CSC Holdings Inc. Pfd., 11.125%, Series M,
      04/01/08.....................................             65,824(4)           7,372,251
                                                                               --------------
   FINANCIAL SERVICES (0.3%)
     IBJ Preferred Cap Co. LLC Series A, 8.79%,
      06/30/08 (144A)..............................             (6,0001)(3)         5,280,000
                                                                               --------------
   FOREST & PAPER PRODUCTS (0.0%)
     Stone Container, $1.75, Series E, 03/18/99....             16,700                315,212
                                                                               --------------
   HEALTH CARE (0.9%)
     Fresenius Medical Care Capital Trust II Pfd.,
      7.875%, 02/01/08.............................              5,000              4,975,000
     Fresenius Medical Care Capital Trust Pfd.,
      9.00%, 12/01/06..............................             10,000             10,450,000
                                                                               --------------
                                                                                   15,425,000
                                                                               --------------
   METALS & MINING (0.1%)
     Freeport McMoran Corp. Series Gold,
      08/01/03.....................................             75,500              1,123,063
                                                                               --------------
   TELECOMMUNICATIONS-WIRELESS (0.6%)
     Centaur Funding Corp. Pfc., 9.08%, 04/21/20
      (144A).......................................             10,000(1)          10,200,000
                                                                               --------------
     TOTAL PREFERRED STOCKS (COST $39,088,111).....                                39,715,526
                                                                               --------------

    The accompanying notes are an integral part of the financial statements.
                                                                               9
                                                                   -------------

                                   OFFITBANK
                                HIGH YIELD FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                         SHARES OR
                                                         PRINCIPAL                 MARKET
                                                          AMOUNT                   VALUE
 --------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS (4.0%)
     Bank of New York Repurchase Agreement 4.50%,
      01/04/99 (dated 12/31/98; proceeds
      $69,795,180, collateralized by $50,000,000
      U.S. Treasury Notes, 6.00%, due 08/15/00,
      valued at $52,125,000 and $17,665,000 U.S.
      Treasury Notes, 6.375%, due 08/15/02, valued
      at $19,034,038)..............................  $      69,760,300         $   69,760,300
                                                                               --------------
     TOTAL REPURCHASE AGREEMENTS (COST
      $69,760,300).................................                                69,760,300
                                                                               --------------
     TOTAL INVESTMENTS (COST $1,732,390,693)(+) --
      98.2%........................................                             1,708,546,689
     OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%....                                31,082,538
                                                                               --------------
     TOTAL NET ASSETS -- 100.0%....................                            $1,739,629,227
                                                                               --------------
                                                                               --------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $ 38,414,840
Unrealized depreciation ..........................   (62,258,844)
                                                    ------------
Net unrealized depreciation ......................  $(23,844,004)
                                                    ------------
                                                    ------------

(a) German Deutsche Mark
(b) European Currency Unit
(c) French Franc
(d) Canadian Dollar
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up Bond.
(3) Interest rate in effect at December 31, 1998.
(4) Payment In Kind Security.
(5) Illiquid Security.

    The accompanying notes are an integral part of the financial statements.
10
-------------

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

Even though The OFFITBANK Emerging Markets Fund for the period of September 30, 1998 to December 31, 1998 produced a total return of 17.1%, the total return for 1998 was still a disappointing negative 11.9%. The net asset value per share as of December 31, 1998 was $8.20.

The 30-day SEC yield as of December 31, 1998 for the Fund was 14.4%, compared to 16.1% on September 30, 1998. The Fund had an average duration of 3.9 years and an average maturity of 7.7 years.

Dollar-denominated instruments account for 100% of the portfolio. Country diversification is as follows: Brazil (48%), Argentina (27%), and Mexico (25%). We remain primarily focused on the U.S. dollar-denominated corporate Eurobonds with 75% of the portfolio invested in this sector, 23% invested in U.S. dollar-denominated sovereign debt and 2% in cash and accrued interest.

1998 proved a difficult year for the Emerging Markets investor. The continued effects of 1997's Asian currency crises, Russia's default on its domestic debt in August, and the well publicized collapse of several large hedge funds triggered a global upward re-pricing of risk. As global investors began to increasingly avoid risky investments, credit and capital available to Emerging Markets borrowers contracted sharply, causing further concern for those countries and companies that had been relying on financing from the international capital markets.

All eyes focused on Brazil in late 1998 and remain fixed there today. The successful re-election of President Fernando Henrique Cardoso and the IMF-led support package of US$42 billion temporarily reassured the markets in December. However, the political reality of passing restrictive budget measures through a politically diverse legislature in an economy already in recession with rising unemployment was fraught with difficulties. Political missteps and the time required to negotiate with Congress placed Brazil under pressure.

As we were preparing this report, Brazil announced a 9% devaluation of the Real in an effort to execute a controlled devaluation. However, confidence in the new foreign exchange policy collapsed and the resulting large increases in capital outflows made the new currency target unsustainable. Within two days the currency was allowed to free float and depreciated an additional 15%, for a total depreciation of approximately 25%. We did not think such a devaluation was necessary. All the implications of this action are not clear at this point, but we do know that Brazil is a significant economy ($800 billion) with a strong banking sector. We will be sending you an extended commentary on the economic conditions in Brazil and their implications in the near future.

Political conditions and other imponderables not withstanding, the Fund's portfolio is well invested in rigorously selected credits--all U.S. Dollar-denominated bonds--solely sovereigns and top-tier companies in Brazil, Argentina and Mexico with established business franchises with every indication that they will be able to service their debt in this environment.

Richard M. Johnston                                         Wallace Mathai-Davis

January 15, 1999

                                                                              11
                                                                   -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Emerging Markets Fund at the trading commencement date of March 8, 1994 and held through December 31, 1998 as well as the performance of the J.P. Morgan Latin Eurobond Index, the J.P. Morgan Emerging Markets Bond Index+ and the Lipper Analytical Emerging Market Debt Index over the same period. In addition, to provide a comparison to the overall performance of the various asset classes in which the Fund invests, the graph below includes a composite of the return of the J.P. Morgan Emerging Markets Bond Index+ and the J.P. Morgan Latin America Eurobond Index. Past performance is not predictive of future performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  OFFITBANK EMERGING    50% J.P. MORGAN EMERGING MARKETS

                                                                          Markets Fund    Bond Index+ and 50% J.P. Morgan
                                                                                             Latin America Eurobond Index
3/8/94                                                                        $250,000                           $250,000
12/31/94                                                                      $240,114                           $223,245
12/31/95                                                                      $296,290                           $283,016
12/31/96                                                                      $374,924                           $394,257
12/31/97                                                                      $414,750                           $445,583
12/31/98                                                                      $365,244                           $381,644
Average Annual Total Return                                                                                      One Year
OFFITBANK Emerging Markets Fund*                                                                                 (11.92%)
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index                                                                  (8.51%)
J.P. Morgan Latin America Eurobond Index                                                                          (2.67%)
J.P. Morgan Emerging Markets Bond Index+                                                                         (14.35%)
Lipper Analytical Emerging Market Debt Index                                                                     (21.21%)

                                                                   J.P. MORGAN LATIN      J.P. MORGAN EMERGING
                                                                  America Eurobond Index    Markets Bond Index+

3/8/94                                                                          $250,000               $250,000
12/31/94                                                                        $223,131               $223,768
12/31/95                                                                        $279,125               $282,157
12/31/96                                                                        $333,644               $364,410
12/31/97                                                                        $370,364               $408,258
12/31/98                                                                        $360,469               $372,959
                                                                         Since Inception
Average Annual Total Return                                              (March 8, 1994)
OFFITBANK Emerging Markets Fund*                                                   8.16%
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+
and 50% J.P. Morgan Latin America Eurobond Index                                   8.45%
J.P. Morgan Latin America Eurobond Index                                           7.87%
J.P. Morgan Emerging Markets Bond Index+                                           9.15%
Lipper Analytical Emerging Market Debt Index                                       5.76%

                                                                LIPPER ANALYTICAL EMERGING
                                                                         Market Debt Index

3/8/94                                                                            $250,000
12/31/94                                                                          $221,380
12/31/95                                                                          $264,063
12/31/96                                                                          $364,884
12/31/97                                                                          $416,020
12/31/98                                                                          $327,773

Average Annual Total Return
OFFITBANK Emerging Markets Fund*
Composite Index; 50% J.P. Morgan Emerging Markets Bond Index+ and 50% J.P. Morgan Latin America Eurobond Index
J.P. Morgan Latin America Eurobond Index
J.P. Morgan Emerging Markets Bond Index+
Lipper Analytical Emerging Market Debt Index

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

12
-------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL             MARKET
                                                        AMOUNT               VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS (74.7%)
  AUTOMOTIVE (1.0%)
    BRAZIL (1.0%)
      Ford Brasil Ltd, 9.25%, 01/22/07............  $     1,680,000       $  1,499,400
                                                                          ------------
  BANKS (6.8%)
    ARGENTINA (6.0%)
      Banco de la Ciudad, 9.375%, 03/31/01
       (144A).....................................          500,000(1)         475,000
      Banco Hipotecario S.A., 10.00%, 04/17/03
       (144A).....................................        8,900,000(1)       8,099,000
      Banco Roberts, 11.75%, 11/16/00.............          300,000            304,500
                                                                          ------------
                                                                             8,878,500
                                                                          ------------
    BRAZIL (0.6%)
      Banco Barclay, 8.00%, 10/15/05..............          500,000            450,000
      Banco Credibanco S.A., 7.75%, 08/15/05......          500,000            430,000
                                                                          ------------
                                                                               880,000
                                                                          ------------
    MEXICO (0.2%)
      Grupo Financiero Banamex Convertible,
       11.00%, 07/15/03...........................          400,000            351,000
                                                                          ------------
                                                                            10,109,500
                                                                          ------------
  BUILDING MATERIALS (1.2%)
    MEXICO (1.2%)
      Cemex International Capital L.L.C., 9.66%,
       11/29/49...................................          250,000            225,625
      Cemex International Capital L.L.C., 9.66%,
       11/29/49 (144A)............................        1,750,000(1)       1,579,375
                                                                          ------------
                                                                             1,805,000
                                                                          ------------
  FOOD (8.4%)
    ARGENTINA (4.7%)
      Mastellone Hermanos S.A., 11.75%,
       04/01/08...................................        8,750,000          7,000,000
                                                                          ------------
    BRAZIL (3.7%)
      Arisco Products Alimenticios, 10.75%,
       05/22/05...................................        8,000,000          4,900,000
      Arisco Products Alimenticios, 10.75%,
       05/22/05 (144A)............................        1,000,000(1)         612,500
                                                                          ------------
                                                                             5,512,500
                                                                          ------------
                                                                            12,512,500
                                                                          ------------
  INDUSTRIAL (6.8%)
    MEXICO (6.8%)
      Sanluis Corp. S.A., 8.875%, 03/18/08
       (144A).....................................        4,000,000(1)       3,120,000
      Vicap S.A., 11.375%, 05/15/07...............        8,000,000          7,060,000
                                                                          ------------
                                                                            10,180,000
                                                                          ------------
  INFRASTRUCTURE (2.3%)
    ARGENTINA (2.3%)
      Cia Latino Americana, 11.625%, 06/01/04.....        4,550,000          2,775,500
      Cia Latino Americana, 11.625%, 06/01/04
       (144A).....................................        1,000,000(1)         610,000
                                                                          ------------
                                                                             3,385,500
                                                                          ------------
  MANUFACTURING (3.5%)
    MEXICO (3.5%)
      International de Ceramica S.A., 9.75%,
       08/01/02...................................        7,150,000          5,183,750
                                                                          ------------

    The accompanying notes are an integral part of the financial statements.
                                                                              13
                                                                   -------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL             MARKET
                                                        AMOUNT               VALUE
--------------------------------------------------------------------------------------
  MEDIA (5.8%)
    BRAZIL (4.0%)
      Global Communicacoes Participacoes, 10.625%,
       12/05/08...................................  $     2,470,000       $  1,586,975
      Global Communicacoes Participacoes, 10.625%,
       12/05/08 (144A)............................          850,000(1)         546,125
      Globo Communicacoes Participacoes, 10.50%,
       12/20/06...................................        3,250,000          2,088,125
      O Estado De Sao Paulo, 9.375%, 07/03/05.....          750,000            562,500
      RBS Participacoes S.A., 11.00%, 04/01/07
       (144A).....................................        2,000,000(1)       1,200,000
                                                                          ------------
                                                                             5,983,725
                                                                          ------------
    MEXICO (1.8%)
      Grupo Televisa S.A., (Regular), 0/13.25%,
       05/15/08...................................          850,000(2)         622,625
      Grupo Televisa S.A., 0/13.25%, 05/15/08.....        1,650,000(2)       1,208,625
      TV Azteca S.A. de C.V., 10.125%, 02/15/04...        1,000,000            840,000
                                                                          ------------
                                                                             2,671,250
                                                                          ------------
                                                                             8,654,975
                                                                          ------------
  METALS & MINING (1.1%)
    BRAZIL (1.1%)
      Companhia Vale do Rio Doce, 10.00%,
       04/02/04...................................        1,700,000          1,606,500
                                                                          ------------
  PACKAGING (5.8%)
    MEXICO (5.8%)
      Grupo Industrial Durango, 12.625%,
       08/01/03...................................        9,915,000          8,650,838
                                                                          ------------
  PETROCHEMICALS (2.0%)
    BRAZIL (2.0%)
      Opp Petroquimica, 11.00%, 10/29/04 (144A)...          550,000(1)         357,500
      Opp Petroquimica, 11.50%, 02/23/04..........        2,400,000          2,268,000
      Trikem, 10.625%, 07/24/07...................          600,000            282,000
                                                                          ------------
                                                                             2,907,500
                                                                          ------------
  RETAIL (2.2%)
    ARGENTINA (2.2%)
      Disco S.A., 9.125%, 05/15/03................        1,450,000          1,276,000
      Disco S.A., 9.875%, 05/15/08................        2,400,000          2,052,000
                                                                          ------------
                                                                             3,328,000
                                                                          ------------
  STEEL (13.4%)
    ARGENTINA (4.0%)
      Acindar, 11.25%, 02/15/04...................        7,500,000          6,000,000
                                                                          ------------
    BRAZIL (6.0%)
      CSN Iron S.A., 9.125%, 06/01/07.............       10,900,000          6,812,500
      Metalurgica Gerdau, 11.125%, 05/24/04.......        2,250,000          2,176,875
                                                                          ------------
                                                                             8,989,375
                                                                          ------------
    MEXICO (3.4%)
      Hylsa S.A. de C.V., 9.25%, 09/15/07.........        6,600,000          5,082,000
                                                                          ------------
                                                                            20,071,375
                                                                          ------------
  TELECOMMUNICATIONS (6.9%)
    ARGENTINA (5.0%)
      Impsat Corp., 12.125%, 07/15/03.............        6,500,000          5,882,500
      Telefonica Argentina, 9.125%, 05/07/08
       (144A).....................................        1,750,000(1)       1,601,250
                                                                          ------------
                                                                             7,483,750
                                                                          ------------
    MEXICO (1.9%)
      Grupo Iusacell S.A. de C.V., 10.00%,
       07/15/04...................................        3,250,000          2,827,500
                                                                          ------------
                                                                            10,311,250
                                                                          ------------

    The accompanying notes are an integral part of the financial statements.
14
-------------

                                   OFFITBANK
                             EMERGING MARKETS FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                                       SHARES OR
                                                       PRINCIPAL             MARKET
                                                        AMOUNT               VALUE
--------------------------------------------------------------------------------------
  UTILITIES (7.5%)
    ARGENTINA (1.5%)
      Edenor, 9.75%, 12/04/01.....................  $     1,300,000       $  1,222,000
      IEBA, 9.00%, 09/16/04.......................        1,250,000            925,000
                                                                          ------------
                                                                             2,147,000
                                                                          ------------
    BRAZIL (6.0%)
      Companhia Energia Minas Gerais, 9.125%,
       11/18/04...................................        3,200,000          2,656,000
      Companhia Paranaense de Energia, 9.75%,
       05/02/05...................................        2,750,000          2,282,500
      Furnas Centrais Electrica, 9.00%,
       05/23/05...................................        1,000,000            840,000
      SABESP, 10.00%, 07/28/05....................        4,500,000          3,150,000
                                                                          ------------
                                                                             8,928,500
                                                                          ------------
                                                                            11,075,500
                                                                          ------------
      TOTAL CORPORATE BONDS (COST $137,682,183)...                         111,281,588
                                                                          ------------
FOREIGN GOVERNMENTS (22.7%)
  SOVEREIGN DEBT (22.7%)
    ARGENTINA (0.5%)
      Republic of Argentina, 11.00%, 10/09/06.....          750,000            735,465
                                                                          ------------
    BRAZIL (22.2%)
      Brazil Brady Capitalization Step-Up Bonds,
       5.00/8.00%, 04/15/14.......................        8,832,150(2)       5,238,569
      Brazil Brady DCB Floating Rate Bonds,
       6.1875%, 04/15/12..........................        6,250,000(3)       3,128,906
      Brazil Brady Discount Z, Floating Rate
       Notes, 6.125%, 04/15/24....................        3,000,000(3)       1,756,875
      Brazil Brady NMB Series L, Floating Rate
       Bonds, 6.1875%, 04/15/09...................       12,150,000(3)       6,644,531
      Brazil Brady NMB, Floating Rate Bonds,
       6.1875%, 04/15/09..........................        7,060,000(3)       3,860,938
      Republic of Brazil EI, Floating Rate Notes,
       6.125%, 04/15/06...........................       16,464,000(3)      10,567,830
      Republic of Brazil IDU, Floating Rate Notes,
       6.75%, 01/01/01............................        1,998,750(3)       1,800,124
                                                                          ------------
                                                                            32,997,773
                                                                          ------------
      TOTAL FOREIGN GOVERNMENTS (COST
       $47,227,930)...............................                          33,733,238
                                                                          ------------
REPURCHASE AGREEMENTS (0.8%)
  UNITED STATES (0.8%)
    Chase Manhattan Bank Repurchase Agreement,
     3.95%, 01/04/99 (dated 12/31/98; proceeds
     $1,228,502, collateralized by $895,000 U.S.
     Treasury Note 8.75% due 05/15/17, valued at
     $1,255,238)..................................        1,227,425          1,227,425
                                                                          ------------
    TOTAL REPURCHASE AGREEMENTS (COST
     $1,227,425)..................................                           1,227,425
                                                                          ------------
    TOTAL INVESTMENTS (COST $186,137,538)(+) --
     98.2%........................................                         146,242,251
    OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%....                           2,663,261
                                                                          ------------
    TOTAL NET ASSETS -- 100.0%....................                        $148,905,512
                                                                          ------------
                                                                          ------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $    765,591
Unrealized depreciation ..........................   (40,660,878)
                                                    ------------
Net unrealized depreciation ......................  $(39,895,287)
                                                    ------------
                                                    ------------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Step-Up Bond.
(3) Interest rate in effect at December 31, 1998.

Country Diversification (as a percentage of Total Investments):

Brazil  ..........................................         47.79%
Argentina  .......................................         26.87%
Mexico  ..........................................         25.34%
                                                           -----
                                                          100.00%
                                                           -----
                                                           -----

    The accompanying notes are an integral part of the financial statements.
                                                                              15
                                                                   -------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------
The OFFITBANK Latin America Equity Fund's total return for 1998 was a disappointing negative 46.96%. The market began to recover, however, in the fourth quarter, resulting in a total return of 5.00% for that period. The net asset value per share as of December 31, 1998 was $7.34.

As of December 31, 1998, the Fund was fully invested and was diversified across the three largest economies in Latin America, with 55% in Brazil, 30% in Mexico and 15% in Argentina. At year-end, the Fund was invested across 11 industries with the largest positions in Telecommunications (23%), Retail (16%), Banks (13%), and Electric Utilities (13%). We believe these sectors present the best prospects for earnings growth during 1999.

1998 was an exceedingly difficult year for the Latin American equity markets, as the continuing effects of the Asian currency crises of 1997, the Russian domestic debt default in August 1998, and the well publicized collapse of several hedge funds drove risk premia dramatically higher. Interest rate spreads over US Treasurys for Latin American sovereign bonds increased to 1700 basis points from 600 basis points at mid-year before falling to 1100 basis point by year-end (these spreads resulted in yields of approximately 22% and 17%, respectively). As a result, the stock indices of the three largest markets, Argentina, Brazil, and Mexico, were down 37%, 38%, and 38% respectively, for the year. Our relative under-performance versus the indices was due to our focus on the larger capitalization companies in these indices which bore the brunt of the correction, as sellers unloaded those positions which offered the most liquidity.

The companies in our portfolio have Price to Earnings (P/E) multiples (based on depressed 1999 estimated earnings) in the range of 7-10x, with two-year (1998-2000) annual earnings growth of 8-15%. The "blue-chip" companies of Latin America have significant franchise value arising from their dominant market positions and strong management. The strategic value of these companies is recognized in the level of acquisitions in the region by G-7 (mostly US and European) multinational corporations.

As we were preparing this report, Brazil announced a 9% devaluation of the Real in an effort to execute a controlled devaluation. However, confidence in the new foreign exchange policy collapsed and the resulting large increases in capital outflows made the new currency target unsustainable. Within two days the currency was allowed to free float and depreciated an additional 15%, for a total depreciation of approximately 25%. We did not think such a devaluation was necessary. All the implications of this action are not clear at this point, but we do know that Brazil is a significant economy ($800 billion) with a strong banking sector. We will be sending you an extended commentary on the economic conditions in Brazil and their implications in the near future.

Based on our view that yields on Latin American debt will decline over the course of 1999, we believe that the equity markets will first stabilize, and then refocus on fundamentals. It is both the long-term franchise value of Latin American companies as well as their ability to deliver good earnings growth which substantiate our confidence in these investments.

Richard M. Johnston

January 15, 1999

16
-------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Latin America Equity Fund at the trading commencement date of February 13, 1996 and held through December 31, 1998 as well as the performance of the ING Barings Emerging Markets--Latin America Equity Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                          OFFITBANK LATIN AMERICA    ING BARINGS EMERGING MARKETS-LATIN
                                                                EQUITY FUND*                AMERICA EQUITY INDEX
                        2/13/96                                   $239,525                        $233,886
                        3/1/96                                    $242,447                        $238,123
                        6/30/96                                   $271,686                        $260,942
9/30/96                                                                    $287,227                             $260,552
12/31/96                                                                   $308,425                             $267,341
3/31/97                                                                    $345,817                             $307,872
6/30/97                                                                    $408,202                             $375,022
9/30/97                                                                    $442,013                             $383,655
12/31/97                                                                   $383,042                             $343,173
3/31/98                                                                    $382,389                             $343,195
6/30/98                                                                    $302,813                             $277,281
9/31/98                                                                    $193,480                             $206,600
12/31/98                                                                   $203,155                             $221,735
Total Return                                                               One Year  Since Inception (February 13, 1996)
OFFITBANK Latin America Equity Fund                                         -46.96%                               -6.87%
ING Barings Emerging Markets-Latin America Equity Index                     -35.39%                               -4.03%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              17
                                                                   -------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
COMMON STOCKS (42.2%)
  BANKS (6.2%)
    ARGENTINA (6.2%)
      Banco de Galicia y Buenos Aires
       S.A. de CV -- ADR................      57,703  $ 1,017,015
                                                      -----------
  BEVERAGES (2.5%)
    MEXICO (2.5%)
      Coca-Cola Femsa S.A. -- ADR.......      31,300      414,725
                                                      -----------
  BREWERY (7.3%)
    ARGENTINA (2.8%)
      Quilmes Industrial S.A. -- ADR....      49,000      456,313
                                                      -----------
    MEXICO (4.5%)
      Grupo Modelo S.A. de CV Series
       C................................     349,800      741,004
                                                      -----------
                                                        1,197,317
                                                      -----------
  BUILDING MATERIALS (2.9%)
    MEXICO (2.9%)
      Cemex S.A. de CV..................     221,225      477,583
                                                      -----------
  FOOD (7.9%)
    MEXICO (7.9%)
      Grupo Industrial Bimbo S.A. de CV
       Series A.........................     452,222      868,804
      Sigma Alimentos S.A. Series B.....     239,234      416,071
                                                      -----------
                                                        1,284,875
                                                      -----------
  IRON & STEEL (2.1%)
    BRAZIL (2.1%)
      Companhia Siderurgica Nacional
       S.A..............................      15,500      346,383
                                                      -----------
  RETAIL (11.2%)
    ARGENTINA (0.8%)
      Importadora y Exportadora de la
       Patagonia Class B................      16,254      126,895
                                                      -----------
    MEXICO (10.4%)
      Cifra S.A. de CV Series V*........     390,357      473,652
      Grupo Elektra S.A. de CV -- GDR...      57,750      288,750
      Organizacion Soriana S.A. de CV
       Class B..........................     287,900      931,554
                                                      -----------
                                                        1,693,956
                                                      -----------
                                                        1,820,851
                                                      -----------
  UTILITIES (2.1%)
    BRAZIL (2.1%)
      Companhia de Electricidade do
       Estado do Rio de Janeiro*........   1,029,200      340,738
                                                      -----------
      TOTAL COMMON STOCKS (COST
       $8,683,647)......................                6,899,487
                                                      -----------
PREFERRED STOCKS (52.4%)
  BANKS (7.0%)
    BRAZIL (7.0%)
      Banco Bradesco S.A. Class A.......      54,780      303,779
      Banco Itau S.A. Class A...........         933      455,604
      Unibanco Class A -- GDR...........      26,740      386,059
                                                      -----------
                                                        1,145,442
                                                      -----------
  IRON & STEEL (0.7%)
    BRAZIL (0.7%)
      Gerdau S.A. Class A...............      14,613      108,856
                                                      -----------
  METALS & MINING (2.2%)
    BRAZIL (2.2%)
      Companhia Vale do Rio Doce S.A.
       Class A..........................      28,100      360,495
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
18
-------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
  OIL/GAS (3.8%)
    BRAZIL (3.8%)
      Petroleo Brasileiro S.A. Class
       A................................       5,550  $   629,325
                                                      -----------
  RETAIL (5.1%)
    BRAZIL (5.1%)
      Companhia Brasileira de
       Distribuicao Grupo Pao de Acucar
       Class A..........................      51,436      830,162
                                                      -----------
  TELECOMMUNICATIONS (22.7%)
    ARGENTINA (5.0%)
      Telecom Argentina S.A. Class B --
       ADR..............................      13,870      381,425
      Telefonica de Argentina S.A. Class
       B -- ADR.........................      15,620      436,384
                                                      -----------
                                                          817,809
                                                      -----------
    BRAZIL (17.7%)
      Embratel Participacoes S.A. Class
       A*...............................      48,000      655,521
      Tele Sudeste Celular Participacoes
       S.A. Class A.....................      27,960      118,023
      Telecomunicacoes de Sao Paulo S.A.
       Class A..........................       5,382      733,645
      Telerj Celular S.A. Class B.......      15,060      355,247
      Telesp Celular Participacoes S.A.
       Class A..........................      10,810       79,630
      Telesp Celular S.A. Class B.......      16,126      708,724
      Telesp Participacoes S.A. Class
       A................................      10,580      240,813
                                                      -----------
                                                        2,891,603
                                                      -----------
                                                        3,709,412
                                                      -----------
  UTILITIES (10.9%)
    BRAZIL (10.9%)
      Centrais Eletricas Brasileiras
       S.A. Class B.....................      17,850      342,758
      Companhia Energetica de Minas
       Gerais Class A...................      30,589      582,302
      Companhia Energetica do Ceara
       Class A..........................     135,884      337,404
      Companhia Paulista de Forca e Luz
       Class A..........................       1,840      132,495
      Electropaulo Metropolitana de Sao
       Paulo S.A. Class A...............       8,463      392,259
                                                      -----------
                                                        1,787,218
                                                      -----------
      TOTAL PREFERRED STOCKS (COST
       $13,531,536).....................                8,570,910
                                                      -----------
RIGHTS/WARRANTS (0.0%)
  BANKS (0.0%)
    BRAZIL (0.0%)
      Banco Bradesco S.A................       2,105            0
                                                      -----------
      TOTAL RIGHTS/WARRANTS (COST $0)...                        0
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              19
                                                                   -------------

                                   OFFITBANK
                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
REPURCHASE AGREEMENTS (7.9%)
    UNITED STATES (7.9%)
      Chase Manhattan Bank Repurchase
       Agreement, 3.95%, 01/04/99 (dated
       12/31/98; proceeds $1,299,062,
       collateralized by $1,060,000 U.S.
       Treasury Note 7.50% due 11/15/16,
       valued at $1,326,325)............  $1,298,492  $ 1,298,492
                                                      -----------
      TOTAL REPURCHASE AGREEMENTS (COST
       $1,298,492)......................                1,298,492
                                                      -----------
      TOTAL INVESTMENTS (COST
       $23,513,675)(+) -- 102.5%........               16,768,889
      LIABILITIES IN EXCESS OF OTHER
       ASSETS (2.5%)....................                 (412,757)
                                                      -----------
      TOTAL NET ASSETS -- 100.0%........              $16,356,132
                                                      -----------
                                                      -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation ..........................  $   485,150
Unrealized depreciation ..........................   (7,229,936)
                                                    -----------
Net unrealized depreciation ......................  $(6,744,786)
                                                    -----------
                                                    -----------

*   Denotes non-income producing security.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.

Country Diversification (as a percentage of Total Investments):

Brazil ...........................................        54.56%
Mexico ...........................................        29.81%
Argentina ........................................        15.63%
                                                    -----------
                                                         100.00%
                                                    -----------
                                                    -----------

    The accompanying notes are an integral part of the financial statements.
20
-------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
The second half and full year 1998 total returns for the OFFITBANK New York Municipal Fund were 2.37% and 6.03%, respectively. The Lehman Brothers Five Year Municipal Index returned 2.29% and 5.84% for the comparable time periods. The net assets of the Fund continued to grow, finishing the year at approximately $67 million, up from $42 million at December 31, 1997. The 30-day SEC yield for the month ending December 1998 was 3.85%. Average annual return for the Fund since inception on April 3, 1995 was 6.9%. For that time period, the annualized return of the Lehman Brothers Five Year Municipal Index was 6.3%.

The Fund's year end net asset value (NAV) price of $10.82 is 1.2% higher than the 1997 year end price of $10.69. Vital to the management of the Fund is the after-tax return. We avoid gains unless we are attempting to protect the principal of the account or if the projected after-tax return of a prospective purchase is greater than a sale candidate. This year our net realized gain totaled approximately $.06 per share.

In 1998 the underlying fundamentals for the municipal market were extremely positive as inflation was low and the economy continued to grow at a healthy pace. Although international and national events made bond markets throughout the nation and the world more volatile, municipal yields fluctuated within a narrow range. Shorter maturites finally declined sharply after the Fed eased in August.

Most notable for the municipal market during the 1998 calendar year was the tremendous amount of supply that continued unabated throughout the year. The year's $282 billion of issuance was second to 1993's record of $291 billion. The combination of supply plus the bond buyer's flight to safety resulted in a modest under-performance of the municipal market versus the Treasury market. However, of all of the high grade domestic bond sectors, the municipal market was the second best performing market. As we enter 1999, our expectation for moderate economic growth, low inflation, and slightly lower municipal new issuance bodes well for the performance of municipals.

For the year, the issuance of New York bonds was significant as its state and local governments, and state and local agencies sold $36.5 billion of debt, representing a 32% increase over the $27.6 billion issued in 1997. Most of the incremental issuance consisted of the Long Island Power Authority (LIPA) and New York State Power's refunding. The excess supply of New York municipals weighed heavily on the New York market. Within the state, there is a bifurcation of the market in which the mega issuers such as the State, the MTA, LIPA, are valued modestly cheaper than those issuers which come to the market infrequently or have a smaller amount of debt outstanding. Included in the latter category are issuers such as Monroe County, Albany County and New York State Dormitory for Columbia. The portfolio continues to have a nice balance of both the mega issuers and the smaller issuers. We seek yield with the former and liquidity with the latter. The municipal investor is no longer paid to downgrade their holdings as credit spreads are extremely narrow. Therefore the portfolio is entirely invested in investment grade securities and the average quality rating of the portfolio's holdings is above average at AA.

Over the past fifteen years, we have seen a sharp decline in the absolute level of municipal yields. This decline has occurred during a generally healthy, disinflationary economic environment. In 1998, the municipal investor suffered from what is colloquially referred to as "sticker" shock and attempted to avoid yields less than 5% during the first half of the year. By the fourth quarter, the investor was more concerned with the preservation of capital and yields with the 4 handle became the norm. At these yield levels an extension of the portfolio's maturity can only be warranted if the economy slows. We expect to maintain a somewhat neutral maturity posture for the Fund and will extend if yields increase to more compelling levels or if the economy shows consistent signs of slowing. At year end the portfolio's average maturity was 6.5 years and the average duration was 5.2 years.

Carolyn N. Dolan

January 15, 1999

                                                                              21
                                                                   -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK New York Municipal Fund at the trading commencement date of April 3, 1995 and held through December 31, 1998 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                OFFITBANK NEW YORK    LEHMAN BROTHERS 5 YEAR

                                                      Municipal Fund     Municipal Bond Index
4/3/1995                                                    $250,300                 $250,960
6/30/1995                                                   $256,160                 $256,666
9/30/1995                                                   $262,926                 $262,804
12/31/1995                                                  $270,276                 $268,200
3/31/1996                                                   $268,670                 $268,233
6/30/1996                                                   $269,954                 $269,680
9/30/1996                                                   $273,963                 $274,123
12/31/1996                                                  $280,342                 $279,570
3/31/1997                                                   $280,144                 $279,489
6/30/1997                                                   $288,231                 $286,303
9/30/1997                                                   $295,894                 $292,435
12/31/1997                                                  $302,386                 $297,413
3/31/1998                                                   $305,805                 $300,870
6/31/98                                                     $309,555                 $304,233
9/31/98                                                     $318,663                 $312,236
12/31/1998                                                  $320,642                 $314,803
                                                                                               Since Inception
Average Annual Total Return                                                          One Year  (April 3, 1995)
OFFITBANK New York Municipal Fund*                                                      6.03%            6.86%
Lehman Brothers 5 Year Municipal Bond Index                                             5.84%            6.34%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

22
-------------

'>

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FLOATING RATE NOTES (2.3%)
  TRANSPORTATION REVENUE (0.1%)
    New York State Thruway Authority,
     5.05%, 01/01/24 (FGIC), 1-Day
     Notes*.............................  $  100,000  $   100,000
                                                      -----------
  WATER & SEWER REVENUE (2.2%)
    New York City Municipal Water
     Financial Authority Water & Sewer
     System Revenue Bonds, Series G,
     5.10%, 06/15/24 (FGIC), 1-Day
     Notes*.............................   1,400,000    1,400,000
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series A,
     5.20%, 06/15/25 (FGIC), 1-Day
     Notes*.............................     100,000      100,000
                                                      -----------
                                                        1,500,000
                                                      -----------
    TOTAL FLOATING RATE NOTES (COST
     $1,600,000)........................                1,600,000
                                                      -----------
MUNICIPAL BONDS (94.3%)
  EDUCATION REVENUE (4.7%)
    New York State Dormitory Authority
     Revenue Bonds Columbia University,
     5.00%, 07/01/02....................     500,000      520,625
    New York State Dormitory Authority
     Revenue Bonds Columbia University,
     5.25%, 07/01/06....................     500,000      540,625
    New York State Dormitory Authority
     Revenue Bonds Cornell University,
     4.80%, 07/01/03....................     250,000      260,000
    New York State Dormitory Authority
     Revenue Bonds Cornell University,
     5.25%, 07/01/07....................     350,000      376,250
    New York State Dormitory Authority
     Revenue Bonds New York University,
     5.50%, 07/01/04 (MBIA).............     390,000      423,637
    New York State Dormitory Authority
     Revenue Bonds Rockefeller
     University, 5.00%, 07/01/10........     500,000      530,000
    New York State Dormitory Authority
     Revenue Bonds Vassar College,
     5.00%, 07/01/09....................     500,000      523,750
                                                      -----------
                                                        3,174,887
                                                      -----------
  GENERAL OBLIGATIONS (31.0%)
    Albany County General Obligation
     Bonds Series B, 5.60%, 03/15/07
     (FGIC).............................     300,000      331,125
    Albany County General Obligation
     Bonds Series B, 5.60%, 03/15/09
     (FGIC).............................     400,000      440,500
    Albany County New York General
     Obligation Bonds, 4.80%, 10/01/02
     (FGIC).............................     850,000      880,812
    Dutchess County General Obligation
     Bonds, 4.90%, 08/01/04.............     215,000      226,556
    Hempstead General Obligation Bonds
     Series B, 5.00%, 02/15/09
     (AMBAC)............................     500,000      527,500
    Hempstead General Obligation Bonds
     Series B, 5.25%, 02/01/01 (FGIC)...     245,000      254,800
    Hempstead General Obligation Bonds
     Series B, 5.625%, 02/01/04
     (FGIC).............................     140,000      151,200
    Hempstead Township General
     Obligation Bonds Series A, 5.00%,
     02/15/10 (AMBAC)...................   1,000,000    1,047,500
    Islip General Obligation Bonds,
     5.00%, 07/15/10 (FGIC).............   1,000,000    1,040,000
    Islip General Obligation Bonds,
     6.00%, 11/01/05 (FGIC).............     100,000      109,375
    Monroe County General Obligation
     Bonds, 5.50%, 06/01/09.............     300,000      328,500
    Monroe County General Obligation
     Bonds, 4.25%, 3/01/09..............   1,500,000(1)   1,500,000
    New Castle General Obligation Bonds,
     4.75%, 06/01/08....................     210,000      216,300
    New York City General Obligation
     Bonds Series B, 5.375%, 08/15/04...     500,000      531,250
    New York City General Obligation
     Bonds Series D, 5.75%, 08/01/07....     325,000      356,687
    New York City General Obligation
     Bonds Series G, 5.35%, 08/01/13....   1,025,000    1,066,000
    New York City General Obligation
     Bonds Series I, 6.00%, 04/15/08....     805,000      900,594
    New York State General Obligation
     Bonds, 5.00%, 09/15/05.............   2,000,000    2,112,500
    New York State General Obligation
     Bonds, 5.00%, 10/15/06.............   1,260,000    1,332,450
    New York State General Obligation
     Bonds, 5.25%, 09/15/11.............   2,000,000    2,137,500
    New York State General Obligation
     Bonds, 5.70%, 03/15/10.............     400,000      431,000
    Onondaga County General Obligation
     Bonds, 5.00%, 05/01/11.............   1,000,000    1,060,000
    Onondaga County General Obligation
     Bonds, 5.40%, 04/01/01.............     150,000      155,625
    Ontario County General Obligation
     Bonds, 5.00%, 08/15/02 (FGIC)......     250,000      260,312
    Orange County General Obligation
     Bonds, 5.00%, 09/01/01.............     500,000      516,875
    Orange County General Obligation
     Bonds, 6.00%, 11/15/08.............     470,000      539,325
    Oyster Bay General Obligation Bonds,
     5.70%, 02/15/07 (MBIA).............     360,000      398,700
    Putnam County General Obligation
     Bonds, 4.15%, 04/15/05.............     695,000      701,950
    Rochester General Obligation Bonds
     Series A , 4.24%, 09/15/01.........     500,000      508,125
    Rochester General Obligation Bonds,
     5.00%, 10/01/03 (FGIC).............     450,000      472,500
    Schenectady County General
     Obligation Bonds, 6.00%,
     08/15/05...........................     200,000      223,500
    Westchester County General
     Obligation Bonds Series A, 5.85%,
     11/15/04...........................     250,000      276,562
                                                      -----------
                                                       21,035,623
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              23
                                                                   -------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  HEALTH CARE (1.1%)
    New York Medical Care Facility
     Finance Authority, 6.20%, 08/15/14
     (FHA)..............................  $  650,000  $   729,625
                                                      -----------
  HOUSING REVENUE (5.5%)
    New York State Mortgage Agency
     Revenue Bonds Series 50, 5.80%,
     10/01/06 (AMT).....................     200,000      213,500
    New York State Mortgage Agency
     Revenue Bonds Series 28, 6.45%,
     10/01/20 (AMT).....................     185,000      192,862
    New York State Mortgage Agency
     Revenue Bonds Series 37-A, 5.85%,
     10/01/06...........................     125,000      134,687
    New York State Mortgage Agency
     Revenue Bonds Series 37-A, 5.95%,
     04/01/07...........................     100,000      107,750
    New York State Mortgage Agency
     Revenue Bonds Series 46, 5.75%,
     04/01/04 (AMT).....................     200,000      211,000
    New York State Mortgage Agency
     Revenue Bonds Series 53, 5.35%,
     04/01/07...........................     240,000      253,200
    New York State Mortgage Agency
     Revenue Bonds Series 61, 5.60%,
     10/01/11...........................     650,000      683,312
    New York State Mortgage Agency
     Revenue Bonds Series 67, 4.55%,
     10/01/02 (AMT).....................     325,000      330,281
    New York State Mortgage Agency
     Revenue Bonds Series 67, 5.30%,
     10/01/10 (AMT).....................     585,000      604,012
    New York State Mortgage Agency
     Revenue Bonds Series 69, 4.90%,
     04/01/08 (AMT).....................   1,000,000    1,023,750
                                                      -----------
                                                        3,754,354
                                                      -----------
  POWER AUTHORITY REVENUE (6.2%)
    Long Island Power Authority Revenue
     Bonds Series A, 4.30%, 12/01/02....     770,000      777,700
    Long Island Power Authority Revenue
     Bonds, 4.25%, 04/01/03.............   2,000,000    2,012,500
    New York State Power Authority
     Revenue Bonds Series A, 5.00%,
     02/15/04...........................   1,050,000    1,101,187
    New York State Power Authority
     Revenue Bonds Series CC, 4.90%,
     01/01/06 (MBIA)....................     200,000      211,250
    New York State Power Authority
     Revenue Bonds Series Y, 6.25%,
     01/01/05...........................     100,000      106,750
                                                      -----------
                                                        4,209,387
                                                      -----------
  PREREFUNDED (2.9%)
    New York State Environmental
     Facilities Corporation Pollution
     Control Revenue, 6.875%, 06/15/14,
     Prerefunded 06/15/04...............     370,000      425,963
    New York State Power Authority
     Revenue Bonds Series CC, 4.80%,
     01/01/05, Prerefunded 01/01/03.....     500,000      525,000
    New York State Power Authority
     Revenue Bonds Series CC, 4.90%,
     01/01/06, Prerefunded 01/01/03.....     500,000      528,125
    Niagara Falls Bridge Commission New
     York Revenue Bonds, 6.125%,
     10/01/19 (FGIC), Prerefunded
     10/01/02...........................     415,000      456,500
                                                      -----------
                                                        1,935,588
                                                      -----------
  SALES TAX REVENUE (13.0%)
    Grand Central District Management
     Association Inc., New York Special
     Assessment Bonds, 6.20%,
     01/01/00...........................     120,000      122,808
    Grand Central District Management
     Association Inc., New York Special
     Assessment Bonds, 6.50%,
     01/01/22...........................     150,000      164,250
    Municipal Assistance Corp. for City
     of New York Revenue Bonds Series D,
     5.00%, 07/01/03 (AMBAC)............     250,000      261,875
    Municipal Assistance Corp. for City
     of New York Revenue Bonds Series E,
     4.70%, 07/01/02....................     600,000      617,250
    Municipal Assistance Corp. for City
     of New York Revenue Bonds Series I,
     6.25%, 07/01/07 (AMBAC)............     750,000      860,625
    Municipal Assistance Corp. for City
     of New York Revenue Bonds Series M,
     5.25%, 07/01/04....................     500,000      531,875
    New York City Transitional Finance
     Authority Revenue Bonds, 4.50%,
     08/15/06...........................     500,000      512,500
    New York City Transitional Finance
     Authority Revenue Bonds, 5.50%,
     08/15/07...........................   1,000,000    1,096,250
    New York City Transitional Finance
     Authority Revenue Bonds, Series B,
     4.00%, 11/15/01....................   1,000,000    1,007,500
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series A, 5.00%, 04/01/02
     (AMBAC)............................     315,000      340,200
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series A, 5.00%, 04/01/05
     (AMBAC)............................     500,000      527,500
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series A, 5.00%, 04/01/06..........     100,000      105,000
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series B, 5.25%, 04/01/04 (MBIA)...   1,750,000    1,863,750
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series D, 4.75%, 04/01/04..........     500,000      518,750
    New York State Local Government
     Assistance Corp. Revenue Bonds
     Series D, 6.75%, 04/01/07..........     250,000      277,188
                                                      -----------
                                                        8,807,321
                                                      -----------
  TELECOMMUNICATION REVENUE (1.0%)
    Puerto Rico Telephone Authority
     Revenue Bonds Series L, 5.75%,
     01/01/08...........................     500,000      528,125
    Puerto Rico Telephone Authority
     Revenue Bonds Series M, 5.05%,
     01/01/04 (AMBAC)...................     150,000      157,688
                                                      -----------
                                                          685,813
                                                      -----------
  TRANSPORTATION REVENUE (19.5%)
    Metropolitan Transit Authority
     Revenue Bonds Series A, 5.00%,
     07/01/09 (MBIA)....................     300,000      321,000
    Metropolitan Transit Authority
     Revenue Bonds Series A, 5.25%,
     04/01/09 (MBIA)....................     800,000      845,000
    Metropolitan Transit Authority
     Revenue Bonds Series B-1, 5.00%,
     07/01/10 (AMBAC)...................     500,000      523,750
    Metropolitan Transit Authority
     Revenue Bonds Series C-1, 5.00%,
     07/01/08 (FGIC)....................   1,000,000    1,061,250

    The accompanying notes are an integral part of the financial statements.
24
-------------

                                   OFFITBANK
                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (CONTINUED)
    New York State Thruway Authority
     General Revenue Bonds Series E,
     5.25%, 01/01/10....................  $1,000,000  $ 1,071,250
    New York State Thruway, Highway &
     Bridge Authority Bonds Series B,
     5.00%, 04/01/04 (FSA)..............     500,000      526,875
    New York State Thruway, Highway &
     Bridge Trust Bonds Series B, 5.75%,
     04/01/06 (MBIA)....................     200,000      221,500
    New York State Thruway, Highway &
     Bridge Trust Fund Bonds Series A,
     5.80%, 04/01/09....................     300,000      321,750
    New York State Thruway, Highway &
     Bridge Trust Fund Bonds Series B,
     5.75%, 01/01/09 (FGIC).............     500,000      552,500
    New York State Thruway, Highway &
     Bridge Trust Fund Bonds Series B,
     5.80%, 04/01/07 (FGIC).............     600,000      662,250
    Port Authority of New York & New
     Jersey Bonds Series 112, 5.00%,
     12/01/09 (AMT).....................   1,250,000    1,292,188
    Port Authority of New York & New
     Jersey Bonds Series 79, 5.80%,
     07/15/03...........................     200,000      215,250
    Port Authority of New York & New
     Jersey Bonds Series 81, 5.70%,
     08/01/07...........................     270,000      285,525
    Port Authority of New York & New
     Jersey Bonds Series 86, 5.00%,
     07/01/06...........................     250,000      262,813
    Port Authority of New York & New
     Jersey Bonds Series 104, 5.125%,
     07/15/12 (AMBAC)...................   2,000,000    2,077,500
    Triborough Bridge & Tunnel Authority
     Bonds Series A, 4.75%, 01/01/05....     375,000      389,063
    Triborough Bridge & Tunnel Authority
     Bonds Series Y, 5.75%, 01/01/05....     170,000      185,300
    Triborough Bridge & Tunnel Authority
     General Purpose Bonds, 5.625%,
     01/01/04...........................   1,000,000    1,077,500
    Triborough Bridge & Tunnel Authority
     Special Obligation Bonds Series A,
     5.25%, 01/01/13....................   1,250,000    1,314,063
                                                      -----------
                                                       13,206,327
                                                      -----------
  WATER & SEWER REVENUE (9.4%)
    Erie County Water Authority
     Improvement Revenue Bonds, 5.75%,
     12/01/08...........................     650,000      708,500
    New York City Municipal Water &
     Sewer System Revenue Bonds Series
     B, 4.75%, 06/15/01.................     650,000      665,438
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series A,
     4.90%, 06/15/02....................     200,000      207,000
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series A,
     5.35%, 06/15/09....................     225,000      237,094
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series A,
     7.00%, 06/15/07....................     105,000      112,875
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series B,
     5.20%, 06/15/05....................     500,000      528,750
    New York City Municipal Water
     Financing Authority Water & Sewer
     System Revenue Bonds Series D,
     5.00%, 06/15/05....................   1,805,000    1,897,506
    New York State Environmental
     Facilities Corporation Pollution
     Control Revenue Bonds, 5.40%,
     05/15/06...........................     250,000      270,938
    New York State Environmental
     Facilities Corporation State Clean
     Water & Drinking Revenue Bonds
     Series F, 5.00%, 06/15/05..........   1,000,000    1,056,250
    Suffolk County Water Revenue Bonds,
     5.10%, 06/01/05 (MBIA).............     250,000      265,938
    Suffolk County Water Revenue Bonds,
     5.10%, 06/01/06 (MBIA).............     400,000      425,000
                                                      -----------
                                                        6,375,289
                                                      -----------
    TOTAL MUNICIPAL BONDS (COST
     $62,057,953).......................               63,914,214
                                                      -----------
MONEY MARKET FUNDS (0.1%)
    Dreyfus NY Municipal Money Market
     Fund...............................      45,878       45,878
                                                      -----------
    TOTAL MONEY MARKET FUNDS (COST
     $45,878)...........................                   45,878
                                                      -----------
    TOTAL INVESTMENTS (COST $63,703,831)
     (+) -- 96.7%.......................               65,560,092
    OTHER ASSETS IN EXCESS OF
     LIABILITIES -- 3.3%................                2,232,854
                                                      -----------
    TOTAL NET ASSETS -- 100.0%..........              $67,792,946
                                                      -----------
                                                      -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................  $ 1,878,910
Unrealized depreciation ..........................      (22,649)
                                                    -----------
Net unrealized appreciation ......................  $ 1,856,261
                                                    -----------
                                                    -----------

(1) When issued security.
*   Interest rate in effect at December 31, 1998.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FHA    -- Insured by Federal Housing Administration.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              25
                                                                   -------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
Total return for the OFFITBANK California Municipal Fund in the fourth quarter was .45% and 6.14% for the full year. Over those two periods, the Lehman Five-Year Municipal Index returned 0.82% and 5.84%, respectively. The Fund's net asset value was $10.54 on December 31, 1998, compared to $10.37 at the beginning of the year. The 30 day SEC yield for the Fund was 3.62% as of December 31, 1998.

In the second half of 1998, interest rates were driven by a global effort to provide liquidity to stabilize the capital markets. This effort, led by the world's major central banks including the Federal Reserve, was successful to the extent that investors' worst fears did not occur. These changes resulted in a sharp decline in U.S. Treasury and municipal yields through October, although municipal prices lagged, occasionally creating yields that came close to matching those of Treasurys. By the end of 1998, the equity markets recovered and Treasury yields rose as "flight capital" began to return to other fixed income markets. Municipals resisted the move to higher rates as spreads recovered somewhat.

The extreme moves in the markets in the early Fall reflected a flight-to-quality triggered by Russia's default and its effect on leveraged investors. As dealers had many of the same leveraged positions as their clients, their market-making function was curtailed and the markets became extremely illiquid. The result was that Treasury yields declined, and other market yields increased, more than fundamentals justified. While easing of monetary policies by a number of central banks calmed the markets, markets remain priced for slower global growth and continued disinflation.

Two factors standout from last year:

    - The 75 basis points in easing by the U.S. Federal Reserve was based on global rather than domestic concerns. This underscores the impact international economic events now have on U.S. markets and reflects the increasing role of the Fed as the "World Central Bank".

    - Central banks have apparently shifted their focus from fighting inflation to faster economic growth. While it is premature to argue for a significant increase in inflation, the new emphasis by central bankers does raise a warning flag that the trend to lower interest rates may be coming to an end.

In our view, interest rates should remain in a relatively narrow range for the immediate future. While global economic growth should slow in 1999, this is already largely discounted in the markets. A more pronounced slowdown is less likely because of the central banks new commitment on avoiding an economic downturn. Also, global disinflationary pressures should continue, but that too, has been largely discounted by investors.

We are particularly optimistic about the municipal market, which presently offers yields unusually close to Treasury yields. Municipal supply is expected to decline modestly in 1999 which, when combined with a healthy credit environment and relatively attractive yields, create positive prospects for the sector. California municipals are presently priced to yield less than comparably rated issues in other states. This is due to the strong rebound in economic growth over the past three years, a change that has increased demand from wealthier Californians and buttressed credits that suffered during the last recession.

In 1999, the global economy is faced with numerous uncertainties--Y2K, Euro conversion, impeachment, revival of the emerging economies, U.S. trade deficit, the declining growth rate of corporate profits, heavy consumer and corporate debt levels, accelerating global monetary growth, deflationary pressures--and certainly some not yet visible. Consequently, we will continue to include only bonds rated at the high end of the credit spectrum in the Fund. The average rating at year-end was AA and the average duration was 5.1 years.

John H. Haldeman, Jr.

January 15, 1999

26
-------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK California Municipal Fund at the trading commencement date of April 2, 1997 and held through December 31, 1998 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               OFFITBANK CALIFORNIA    LEHMAN BROTHERS 5 YEAR

                                                       Municipal Fund     Municipal Bond Index
4/2/1997                                                     $252,185                 $251,075
6/30/1997                                                    $257,065                 $256,095
9/30/1997                                                    $262,849                 $261,581
12/31/1997                                                   $267,857                 $266,033
3/31/1998                                                    $270,966                 $269,126
6/30/1998                                                    $273,633                 $272,133
9/30/1998                                                    $283,035                 $279,292
12/31/1998                                                   $284,310                 $281,588
                                                                                                (April 2, 1997)
Total Return                                                                          One Year  Since Inception
OFFITBANK California Municipal Fund*                                                     6.14%            7.63%
Lehman Brothers 5 Year Municipal Bond Index                                              5.84%            7.04%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              27
                                                                   -------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
FLOATING RATE NOTES (5.4%)
  POLLUTION CONTROL REVENUE (5.4%)
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series A, 5.20%,
     02/28/08*..........................   $300,000    $    300,000
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series B, 5.20%,
     02/28/08*..........................    100,000         100,000
    California Pollution Control
     Financing Authority Pollution
     Control Revenue Series C, 5.20%,
     02/28/08*..........................    200,000         200,000
                                                       ------------
                                                            600,000
                                                       ------------
    TOTAL FLOATING RATE NOTES (COST
     $600,000)..........................                    600,000
                                                       ------------
MUNICIPAL BONDS (89.9%)
  EDUCATION REVENUE (11.5%)
    California Educational Facilities
     Authority Revenue Santa Clara
     University, 5.30%, 09/01/05........    175,000         188,125
    California Educational Facilities
     Authority Revenue Santa Clara
     University, 5.40%, 09/01/06........     75,000          80,531
    California State Public Works
     Revenue BRD Lease Series B, 5.25%,
     11/01/12...........................    500,000         533,125
    California State Public Works
     Revenue BRD Lease Series C, 5.125%,
     10/01/12...........................    450,000         470,250
                                                       ------------
                                                          1,272,031
                                                       ------------
  GENERAL OBLIGATIONS (22.9%)
    Berkeley California, Series A,
     5.55%, 09/01/07....................     50,000          55,375
    California State, 5.00%, 10/01/06...    500,000         532,500
    California State, 5.25%, 10/01/11
     (FGIC).............................    125,000         133,125
    Cotati-Rohnert Park Uniform School
     District Series B, 6.00%, 08/01/04
     (FSA)..............................    100,000         109,250
    Cupertino Uniform School District
     Series B, 6.125%, 08/01/03
     (FGIC).............................     50,000          55,000
    Fresno California Uniform School
     District Series D, 5.25%, 08/01/05
     (FSA)..............................    300,000         322,875
    Los Angeles Uniform School District
     Series A, 4.50%, 07/01/05 (FGIC)...    200,000         206,500
    Palo Alto Uniform School District
     Series B, 5.25%, 08/01/03..........    100,000         106,375
    Pasadena California Uniform School
     District Series A, 5.00%, 05/01/25
     (FGIC).............................    375,000         397,500
    San Francisco California City and
     County, 5.30%, 06/15/07 (MBIA).....    175,000         183,312
    San Francisco City & County, 5.30%,
     06/15/07 (FGIC)....................    250,000         266,875
    Santa Monica - Malibu Uniform School
     District, 5.00%, 08/01/08..........    150,000         160,125
                                                       ------------
                                                          2,528,812
                                                       ------------
  HOUSING REVENUE (2.8%)
    California Housing Finance Agency
     Issue B-1, 5.30%, 02/01/99 (AMT)...    100,000         100,132
    California Housing Finance Agency
     Revenue Home Mortgage Series B,
     5.15%, 08/01/05 (MBIA) ( AMT)......     75,000          77,344
    California Housing Finance Agency
     Single Family Mortgage Issue B-2,
     5.20%, 08/01/04 (AMT)..............    125,000         129,375
                                                       ------------
                                                            306,851
                                                       ------------
  POLLUTION CONTROL REVENUE (0.5%)
    California Pollution Control
     Financing Authority Southern
     California Edison Series C, 6.85%,
     12/01/08...........................     50,000          51,750
                                                       ------------
  POWER AUTHORITY REVENUE (4.3%)
    Los Angeles Department of Water &
     Electric Plant Revenue, 5.70%,
     09/01/11 (FGIC)....................     50,000          53,937
    Southern California Public Power San
     Juan Unit 3 Series A, 5.125%,
     01/01/05 (MBIA)....................    100,000         106,000
    Southern California Public Power San
     Juan Unit 3 Series A, 5.375%,
     01/01/11 (MBIA)....................    300,000         315,375
                                                       ------------
                                                            475,312
                                                       ------------
  PREREFUNDED (2.9%)
    Santa Monica - Malibu Uniform School
     District, 5.40%, 08/01/08,
     Prerefunded 08/01/03...............    250,000         270,938
    Santa Monica - Malibu Uniform School
     District, 5.40%, 08/01/10,
     Prerefunded 08/01/03...............     50,000          54,187
                                                       ------------
                                                            325,125
                                                       ------------
  RECREATION FACILITIES (2.0%)
    Los Angeles County California Public
     Works Financing Authority Revenue
     Series A, 5.375%, 10/01/06.........    200,000         218,000
                                                       ------------
  SALES TAX REVENUE (10.3%)
    Contra Costa Transportation
     Authority Sales Tax Revenue Series
     A, 5.50%, 03/01/08 (FGIC)..........     50,000          53,875
    Orange County California Local
     Transportation Authority Sales Tax
     Revenue, 5.70%, 02/15/03...........    350,000         375,812
    Riverside County California
     Transportation Commission Sales Tax
     Revenue Series A, 6.50%, 06/01/00
     (FGIC).............................    175,000         182,219
    San Francisco Bay Area Rapid
     Transportation District Sales Tax
     Revenue, 5.50%, 07/01/05...........    250,000         272,500

    The accompanying notes are an integral part of the financial statements.
28
-------------

                                   OFFITBANK
                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL       MARKET
                                            AMOUNT        VALUE
-------------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  SALES TAX REVENUE (CONTINUED)
    San Francisco Bay Area Rapid
     Transportation District Sales Tax
     Revenue, 6.10%, 07/01/00 (FGIC)....   $250,000    $    260,000
                                                       ------------
                                                          1,144,406
                                                       ------------
  TELECOMMUNICATION REVENUE (1.4%)
    Puerto Rico Telephone Authority
     Revenue Bonds Series L, 5.75%,
     01/01/08...........................    150,000         158,438
                                                       ------------
  TRANSPORTATION REVENUE (14.8%)
    Long Beach California Harbor
     Revenue, 4.60%, 05/15/03...........    250,000         257,500
    Long Beach California Harbor
     Revenue, 5.75%, 05/15/07 (MBIA)....    100,000         110,625
    Los Angeles California Department of
     Airports Refunding Revenue Series
     A, 5.375%, 05/15/07 (FGIC).........    300,000         324,750
    San Diego California Open Space
     Parking Facilities District, 5.60%,
     01/01/05...........................    325,000         353,031
    San Francisco California City &
     County Airport Revenue Series B,
     6.25%, 05/01/11 (AMBAC)............    200,000         222,500
    San Francisco City & County Airport
     Community International Airport
     Revenue, 5.00%, 05/01/07 (MBIA)....    250,000         266,250
    San Francisco City & County Airport
     Revenue Series I, 6.30%, 05/01/11
     (AMBAC)............................    100,000         109,000
                                                       ------------
                                                          1,643,656
                                                       ------------
  WATER & SEWER REVENUE (16.5%)
    California State Department of Water
     Resources Series S, 5.00%,
     12/01/04...........................    300,000         318,375
    California State Department of Water
     Resources Series U, 5.00%,
     12/01/09...........................    300,000         319,500
    Contra Costa Water District Water
     Revenue Series G, 6.00%, 10/01/09
     (MBIA).............................     50,000          55,875
    Long Beach California Water Revenue
     Series A, 4.35%, 05/01/05 (MBIA)...    200,000         204,750
    Los Angeles California Department of
     Water and Power Revenue, 5.80%,
     07/15/04...........................    150,000         162,750
    Los Angeles County Sanitation
     District Financing Authority
     Revenue Capital Projects Series A,
     5.25%, 10/01/10....................    100,000         105,125
    Metropolitan Water Distribution
     Southern California Waterworks
     Revenue Series A, 5.40%, 07/01/08
     (MBIA).............................    250,000         272,188
    Sacramento County Sanitation
     District Financing Authority
     Revenue, 5.125%, 12/01/13..........    200,000         205,250
    San Diego California Water Utilities
     Fund, 4.25%, 08/01/06 (FGIC).......    175,000         176,969
                                                       ------------
                                                          1,820,782
                                                       ------------
    TOTAL MUNICIPAL BONDS (COST
     $9,761,183)........................                  9,945,163
                                                       ------------
MONEY MARKET FUNDS (3.1%)
    Dreyfus Tax Exempt Cash Management
     Money Market Fund..................    150,000         150,000
    Federated California Municipal
     Fund...............................    195,732         195,732
                                                       ------------
    TOTAL MONEY MARKET FUNDS (COST
     $345,732)..........................                    345,732
                                                       ------------
    TOTAL INVESTMENTS (COST
     $10,706,915)(+) -- 98.4%...........                 10,890,895
    OTHER ASSETS IN EXCESS OF
     LIABILITIES 1.6%...................                    174,948
                                                       ------------
    TOTAL NET ASSETS -- 100.0%..........               $ 11,065,843
                                                       ------------
                                                       ------------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................  $   192,311
Unrealized depreciation ..........................       (8,331)
                                                    -----------
Net unrealized appreciation ......................  $   183,980
                                                    -----------
                                                    -----------

*   Interest rate in effect at December 31, 1998.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              29
                                                                   -------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------
The OFFITBANK National Municipal Fund's net asset value (NAV) as of December 31, 1998 is $10.43. The NAV is up approximately 1.40% over the June 30, 1998 NAV of $10.28. The year-to-date total return for the Fund was 6.91%. For comparative purposes, the Lehman Brothers Five-Year Municipal Bond Index returned 5.84% for the same time period. The net assets of the Fund continued to grow, finishing the year at approximately $30 million, up from $2.8 million at December 31, 1997. Given its size, the Fund is now listed in the Wall Street Journal.

The dominant story of the year in the municipal bond market was the surge in new issue volume. Totals for 1998 show that municipalities sold 29% more debt than they had in 1997. The consequence of this increased supply were historically high municipal ratios relative to U.S. Treasuries.

Currently, the average credit quality of the portfolio is AA. One investment theme that we applied in 1998 was overweighting the portfolio in "High Grade" credits. We anticipated that with the increasing new issue supply, higher grade credits would be more coveted by institutional investors seeking to enhance portfolio liquidity. General Obligation Bonds of Franklin County Ohio and Lamar Texas Independent School District (PSF guaranteed) are two examples of the high grade credits in which we invested. PSF guaranteed bonds offer AAA rated paper at a significant concession to similarly rated bonds. This is attributed to the fact that Texas paper does not trade at a premium in the municipal market due to the absence of a state income tax.

Moving forward, we believe that credit selection will be a dominant factor in the Fund's performance. While it is true that at present credit upgrades are far outpacing credit downgrades, potential trouble spots remain. For instance, Allegheny Health, Education, and Research Foundation stunned the municipal market when it filed for bankruptcy in July. As a result, hundreds of millions of dollars in interest payments may not be received by bondholders. At the present time, while the Fund does not own any health care related credits it is our belief that significant downside risks remain a possibility in this sector over the intermediate term.

At  year end the portfolio's average maturity  is 6.8 years. Average duration is
5.5 years. We expect to maintain this duration through the beginning of 1999 as we believe that municipals at current levels are attractive and will perform better relative to Treasuries than they had in 1998. The combination of a potential slowdown in supply, a possible equity market correction, and continued benign inflation should keep municipals well bid in 1999.

Michael Pietronico

January 15, 1999

30
-------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK National Municipal Fund at the trading commencement date of October 20, 1997 and held through December 31, 1998 as well as the performance of the Lehman Brothers 5 Year Municipal Bond Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                               OFFITBANK NATIONAL    LEHMAN BROTHERS 5 YEAR

                                                     Municipal Fund     Municipal Bond Index
10/31/1997                                                 $250,000                 $250,000
12/31/1997                                                 $254,897                 $252,940
3/31/1998                                                  $258,343                 $255,880
6/30/1998                                                  $262,117                 $258,740
9/30/1998                                                  $270,420                 $265,547
12/31/1998                                                 $272,453                 $267,730
                                                                                                            Since Inception
Total Return                                                                        One Year             (October 20, 1997)
OFFITBANK National Municipal Fund*                                                     6.91%                          8.13%
Lehman Brothers 5 Year Municipal Bond Index                                            5.84%                          6.38%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              31
                                                                   -------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FLOATING RATE NOTES (0.7%)
  TRANSPORTATION REVENUE (0.7%)
    NEW YORK (0.7%)
      New York State Thruway Authority,
       5.05%, 01/01/24 (FGIC), 1-Day
       Notes*...........................  $  200,000  $   200,000
                                                      -----------
      TOTAL FLOATING RATE NOTES (COST
       $200,000)........................                  200,000
                                                      -----------
MUNICIPAL BONDS (93.0%)
  EDUCATION REVENUE (14.9%)
    CALIFORNIA (0.8%)
      Los Angeles, California Series A,
       6.00%, 07/01/08 (FGIC)...........     200,000      228,750
                                                      -----------
    FLORIDA (2.2%)
      Florida State Board Education
       Series A, 5.20%, 06/01/08........     220,000      234,575
      Florida State Board Education
       Series C, 5.40%, 06/01/07........     400,000      432,500
                                                      -----------
                                                          667,075
                                                      -----------
    INDIANA (3.5%)
      Purdue University Student Fee
       Series P, 5.00%, 07/01/05........   1,000,000    1,052,500
                                                      -----------
    MARYLAND (4.4%)
      University of Maryland Auxiliary
       Facility and Tuition Series A,
       5.00%, 04/01/10..................   1,250,000    1,310,937
                                                      -----------
    PENNSYLVANIA (0.5%)
      West Chester, Pennsylvania, 5.30%,
       01/15/07.........................     150,000      156,187
                                                      -----------
    TEXAS (3.5%)
      Lamar, Texas Consolidated School
       District, 5.25%, 02/15/13........   1,000,000    1,046,250
                                                      -----------
                                                        4,461,699
                                                      -----------
  GENERAL OBLIGATIONS (41.6%)
    ALABAMA (4.2%)
      Huntsville, Alabama Series A,
       4.10%, 11/01/07..................   1,145,000    1,139,275
      Huntsville, Alabama Series E,
       5.85%, 08/01/05..................     115,000      124,056
                                                      -----------
                                                        1,263,331
                                                      -----------
    ARIZONA (0.7%)
      Phoenix, Arizona Series A, 5.20%,
       07/01/05.........................     200,000      214,250
                                                      -----------
    CALIFORNIA (0.4%)
      California State, 6.00%,
       10/01/04.........................     100,000      111,125
                                                      -----------
    CONNECTICUT (3.6%)
      Connecticut State Series A,
       5.125%, 03/01/11.................   1,000,000    1,060,000
                                                      -----------
    ILLINOIS (0.2%)
      Chicago, Illinois Project Series
       B, 6.00%, 01/01/03 (FGIC)........      50,000       53,687
                                                      -----------
    MARYLAND (1.6%)
      Maryland National Capital Park &
       Planning Commission Prince
       Georges County, Maryland
       Unrefunded Balance Series S-2,
       5.00%, 07/01/08..................     250,000      265,000
      Maryland National Capital Park &
       Planning Commission, 5.00%,
       07/01/08.........................      50,000       53,187
      Maryland State, 5.80%, 05/15/04...     150,000      159,750
                                                      -----------
                                                          477,937
                                                      -----------
    MASSACHUSETTS (1.8%)
      Massachusetts State Refunding
       Series A, 5.50%, 02/01/11........     500,000      530,625
                                                      -----------
    NEVADA (1.8%)
      Clark County, Nevada-Las Vegas
       Convention & Visitor, 4.80%,
       07/01/01, (MBIA).................      75,000       76,969
      Clark County, Nevada Series A,
       5.00%, 7/01/08...................     120,000      127,350
      Nevada State Municipal Bond
       Projects 66 & 67 - A, 5.25%,
       05/15/10.........................     300,000      318,375
                                                      -----------
                                                          522,694
                                                      -----------
    NEW JERSEY (0.9%)
      Ocean County, 4.625%, 06/01/07....     245,000      253,881
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
32
-------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  GENERAL OBLIGATIONS (CONTINUED)
    NEW YORK (2.7%)
      New York, New York Series A,
       4.75%, 08/01/02..................  $  500,000  $   513,750
      New York, New York Series G,
       5.75%, 10/15/10..................     105,000      115,369
      New York, New York Series H,
       5.75%, 03/15/10..................     150,000      163,312
                                                      -----------
                                                          792,431
                                                      -----------
    NORTH CAROLINA (4.0%)
      Mecklenburg County, Public
       Improvements, 5.50%, 04/01/13....     730,000      779,275
      North Carolina State Series A,
       5.10%, 03/01/03..................     395,000      415,244
                                                      -----------
                                                        1,194,519
                                                      -----------
    OHIO (3.6%)
      Franklin County, Ohio, 5.50%,
       12/01/13.........................   1,000,000    1,067,500
                                                      -----------
    TENNESSEE (3.1%)
      Metropolitan Nashville & Davidson
       County, 5.00%, 05/15/03..........     100,000      104,625
      Metropolitan Nashville & Davidson
       County, 5.25%, 05/15/08..........     750,000      814,687
                                                      -----------
                                                          919,312
                                                      -----------
    TEXAS (2.8%)
      Austin, Texas Public Improvement,
       7.25%, 09/01/03 (AMBAC)..........     200,000      222,500
      Texas State Financial Authority,
       4.80%, 10/01/09..................     575,000      597,281
                                                      -----------
                                                          819,781
                                                      -----------
    VIRGINIA (1.8%)
      Fairfax County, Virginia, Series
       C, 5.25%, 05/01/07...............     250,000      265,937
      Virginia Beach Public
       Improvements, 5.50%, 11/01/05....     250,000      274,687
                                                      -----------
                                                          540,624
                                                      -----------
    WASHINGTON (3.9%)
      Washington State Series 1995C,
       5.35%, 07/01/06..................      55,000       58,850
      Washington State Series R - 93B,
       5.375%, 10/01/08.................   1,000,000    1,096,250
                                                      -----------
                                                        1,155,100
                                                      -----------
    WISCONSIN (4.5%)
      Milwaukee, Wisconsin Series L,
       5.00%, 12/15/10..................   1,190,000    1,246,525
      Wisconsin State Series C, 5.60%,
       05/01/02.........................     100,000      105,625
                                                      -----------
                                                        1,352,150
                                                      -----------
                                                       12,328,947
                                                      -----------
  HOUSING REVENUE (4.1%)
    MARYLAND (0.3%)
      Maryland State Community
       Development Administration
       Department, 5.15%, 04/01/01......     100,000      102,125
                                                      -----------
    MASSACHUSETTS (0.5%)
      Massachusetts State Housing
       Finance Agency, 4.70%, 12/01/06
       (MBIA) (AMT).....................     150,000      152,625
                                                      -----------
    NEW YORK (1.7%)
      New York Mortgage Agency Series
       71, 4.80%, 10/01/08 (AMT)........     500,000      508,750
                                                      -----------
    PENNSYLVANIA (1.6%)
      Pennsylvania Housing Finance
       Agency Series 61a, 4.90%,
       10/01/08 (AMT)...................     100,000      102,500
      Pennsylvania Housing Finance
       Agency Series 63a, 4.55%,
       10/01/08 (AMT)...................     375,000      373,594
                                                      -----------
                                                          476,094
                                                      -----------
                                                        1,239,594
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              33
                                                                   -------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  POLLUTION CONTROL REVENUE (3.1%)
    MICHIGAN (2.8%)
      Michigan Authority Revenue Clean
       Water, 5.25%, 10/01/10...........  $  520,000  $   555,750
      Michigan Authority Revenue Clean
       Water, 5.00%, 10/01/04...........     250,000      263,125
                                                      -----------
                                                          818,875
                                                      -----------
    NEW YORK (0.3%)
      New York Environmental Pollution
       Corp., 6.50%, 06/15/08...........      70,000       78,663
                                                      -----------
                                                          897,538
                                                      -----------
  POWER AUTHORITY REVENUE (12.6%)
    NEBRASKA (7.7%)
      Nebraska Public Power Series B,
       4.25%, 01/01/03..................   1,000,000    1,013,750
      Nebraska Public Power Series B,
       5.00%, 01/01/03..................   1,225,000    1,274,000
                                                      -----------
                                                        2,287,750
                                                      -----------
    TEXAS (1.8%)
      San Antonio, Texas Electric & Gas,
       4.70%, 02/01/05..................      20,000       20,975
      San Antonio, Texas Electric & Gas,
       4.70%, 02/01/05..................     505,000      522,675
                                                      -----------
                                                          543,650
                                                      -----------
    WASHINGTON (3.1%)
      Washington State Public Power
       Supply System Nuclear Project
       3-A, 5.00%, 07/01/01.............     200,000      205,500
      Washington State Public Power
       Supply System Nuclear Project
       2-B, 5.00%, 07/01/01.............     500,000      513,750
      Washington State Public Power
       Supply System Nuclear Project
       3-C, 4.60%, 07/01/01.............     200,000      203,500
                                                      -----------
                                                          922,750
                                                      -----------
                                                        3,754,150
                                                      -----------
  SALES TAX REVENUE (6.0%)
    ILLINOIS (0.7%)
      Illinois State Series Q, 5.50%,
       06/15/03.........................     200,000      212,750
                                                      -----------
    NEW MEXICO (0.9%)
      New Mexico State Severance Tax
       Series B, 4.75%, 07/01/06........     250,000      256,250
                                                      -----------
    NEW YORK (4.4%)
      Municipal Assistance Corporation
       for City of New York Series G,
       5.50%, 07/01/04..................     250,000      269,063
      New York State Local Government
       Assistance Corporation Series A,
       5.25%, 04/01/13..................   1,000,000    1,045,000
                                                      -----------
                                                        1,314,063
                                                      -----------
                                                        1,783,063
                                                      -----------
  TRANSPORTATION (1.1%)
    MICHIGAN (1.1%)
      Wayne Charter County, Michigan
       Airport Series A, 5.25%, 12/01/11
       (AMT)............................     300,000      315,000
                                                      -----------
  TRANSPORTATION REVENUE (4.3%)
    CALIFORNIA (0.7%)
      Long Beach, California, 5.50%,
       05/15/10 (MBIA) (AMT)............     200,000      215,750
                                                      -----------
    CONNECTICUT (0.4%)
      Connecticut Special Tax Obligation
       Series A, 5.25%, 09/01/07........     120,000      129,600
                                                      -----------
    ILLINOIS (0.9%)
      Illinois State, 5.50%, 08/01/03...     250,000      266,875
                                                      -----------
    NEW YORK (1.9%)
      Metropolitan Transportation
       Authority Series A, 5.00%,
       04/01/03 (FGIC)..................     200,000      209,250
      New York State Thruway, Highway &
       Bridge Trust Fund, 5.50%,
       04/01/09 (FSA)...................     100,000      109,125
      Port Authority of New York & New
       Jersey Bonds Series 112, 5.00%,
       12/01/09 (AMT)...................     250,000      258,438
                                                      -----------
                                                          576,813
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
34
-------------

                                   OFFITBANK
                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
MUNICIPAL BONDS (CONTINUED)
  TRANSPORTATION REVENUE (CONTINUED)
    PENNSYLVANIA (0.4%)
      Pennsylvania State Turnpike,
       Series O, 5.35%, 12/01/02
       (FGIC)...........................  $  115,000  $   121,038
                                                      -----------
                                                        1,310,076
                                                      -----------
  WATER & SEWER REVENUE (5.3%)
    CALIFORNIA (0.7%)
      Los Angeles County Public Works
       Financing Authority, 5.50%,
       10/01/09.........................     200,000      220,250
                                                      -----------
    MASSACHUSETTS (1.4%)
      Massachusetts Water Pollution
       Abatement, 5.00%, 08/01/07.......     290,000      308,488
      Massachusetts Water Resource
       Authority-C, 4.90%, 12/01/02.....     100,000      103,750
                                                      -----------
                                                          412,238
                                                      -----------
    MISSOURI (0.8%)
      Kansas City, Missouri Water Series
       B, 5.00%, 12/01/08...............     225,000      236,813
                                                      -----------
    NEW YORK (0.4%)
      New York City Municipal Water
       Finance Authority Series B,
       5.00%, 06/15/03..................     100,000      104,500
                                                      -----------
    TENNESSEE (0.6%)
      Metropolitan Government Nashville
       & Davidson County Water & Sewer
       Revenue, 5.75%, 01/01/15
       (AMBAC)..........................     170,000      182,750
                                                      -----------
    TEXAS (1.4%)
      Texas Water Development Board
       Revenue Series A, 5.00%,
       07/15/07.........................     105,000      111,563
      Texas Water Development Board
       Revenue Series B, 4.20%,
       07/15/02.........................      50,000       50,625
      Texas Water Financial Assistance
       Series C, 5.00%, 08/01/09........     250,000      263,750
                                                      -----------
                                                          425,938
                                                      -----------
                                                        1,582,489
                                                      -----------
      TOTAL MUNICIPAL BONDS (COST
       $27,323,180).....................               27,672,556
                                                      -----------
FEDERAL HOME LOAN BANKS (8.4%)
    Federal Home Loan Bank Discount
     Note, 4.26%, 01/04/99..............   2,500,000    2,499,125
                                                      -----------
    TOTAL FEDERAL HOME LOAN BANKS (COST
     $2,499,125)........................                2,499,125
                                                      -----------
MONEY MARKET FUNDS (0.9%)
    Dreyfus Tax Exempt Cash Management
     Money Market Fund..................     129,774      129,774
    The J.P. Morgan Institutional
     Service Tax Exempt Cash Fund.......     129,368      129,368
                                                      -----------
    TOTAL MONEY MARKET FUNDS (COST
     $259,142)..........................                  259,142
                                                      -----------
    TOTAL INVESTMENTS (COST
     $30,281,447)(+) -- 103.0%..........               30,630,823
    LIABILITIES IN EXCESS OF OTHER
     ASSETS (3.0%)......................                 (896,322)
                                                      -----------
    TOTAL NET ASSETS -- 100.0%..........              $29,734,501
                                                      -----------
                                                      -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................  $   353,254
Unrealized depreciation ..........................       (3,878)
                                                    -----------
Net unrealized appreciation ......................  $   349,376
                                                    -----------
                                                    -----------

*   Interest rate in effect at December 31, 1998.
AMBAC -- AMBAC Indemnity Corporation.
AMT   -- Interest on securities subject to Federal Alternative Minimum Tax.
FGIC   -- Insured by Financial Guaranty Insurance Corp.
FSA    -- Financial Security Assurance.
MBIA   -- Municipal Bond Insurance Association.

    The accompanying notes are an integral part of the financial statements.
                                                                              35
                                                                   -------------

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
The calendar 1998 total return for the U.S. Government Securities Fund was 9.82%. This compares with a return of 9.81% for the benchmark Merrill Lynch 5 Year Treasury Index.

The Fund's NAV of $10.46 at December 31 is higher than the $10.17 at year-end 1997. Net assets of the Fund have grown to approximately $39 million versus some $4 million at year-end 1997.

The investments of the Fund are in U.S. Treasurys and U.S. Agencies. The average maturity of the Fund is approximately 5.5 years and the duration 4.4 years. The investments are structured with the greatest weights in 2 to 4 year maturities and 6 to 8 year maturities.

We believe that interest rates will remain in a relatively narrow range, but with a bias to move slightly lower. While global economic growth should slow in 1999, this is already largely discounted in the markets. A more pronounced slowdown is less likely as central banks have begun to focus on maintaining economic growth rather than reducing inflation.

Our strategy is to maintain a moderate interest rate exposure until we have a clearer sense of the degree to which the global economy will slow. Also, the current investments provide the flexibility to alter the Fund's risk profile if we anticipate that market conditions are changing.

Jack D. Burks

January 15, 1999

36
-------------

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK U.S. Government Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1998 as well as the performance of the Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                OFFITBANK U.S. GOVERNMENT    MERRILL LYNCH 5 YEAR

                                                            Securities Fund   U.S. Treasury Index
7/1/1997                                                           $254,075              $255,705
9/30/1997                                                          $255,155              $256,777
12/31/1997                                                         $261,787              $263,179
3/31/1998                                                          $265,840              $267,378
6/30/1998                                                          $270,814              $272,153
9/30/1998                                                          $287,773              $290,467
12/31/1998                                                         $287,473              $288,994
                                                                                                   Since Inception
Total Return                                                                             One Year   (July 1, 1997)
OFFITBANK U.S. Government Securities Fund*                                                  9.82%            9.76%
Merrill Lynch 5 Year U.S. Treasury Index                                                    9.81%           10.15%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

                                                                              37
                                                                   -------------

                                   OFFITBANK
                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.7%)
    Federal Home Loan Mortgage Corp.,
     Discount Notes, 4.25%, 01/04/99....  $1,850,000  $ 1,849,345
                                                      -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION (COST $1,849,345)......                1,849,345
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.0%)
    Federal National Mortgage
     Association, 5.625%, 03/15/01......   3,500,000    3,557,078
                                                      -----------
    TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (COST $3,562,420)......                3,557,078
                                                      -----------
U.S. TREASURY NOTES (84.5%)
  TREASURY NOTES (84.5%)
    Notes, 6.25%, 01/31/02..............   3,250,000    3,395,294
    Notes, 5.75%, 10/31/02..............   7,450,000    7,722,730
    Notes, 7.50%, 02/15/05..............   4,125,000    4,722,651
    Notes, 7.00%, 07/15/06..............   6,510,000    7,428,387
    Notes, 6.50%, 10/15/06..............   7,000,000    7,783,780
    Notes, 6.125%, 08/15/07.............   2,000,000    2,188,220
                                                      -----------
    TOTAL U.S. TREASURY NOTES (COST
     $33,194,286).......................               33,241,062
                                                      -----------
MONEY MARKET FUNDS (0.1%)
    Bank of New York Cash Reserve.......      42,843       42,843
                                                      -----------
    TOTAL MONEY MARKET FUNDS (COST
     $42,843)...........................                   42,843
                                                      -----------
    TOTAL INVESTMENTS (COST
     $38,648,894)(+) -- 98.3%...........               38,690,328
    OTHER ASSETS IN EXCESS OF
     LIABILITIES 1.7%...................                  668,810
                                                      -----------
    TOTAL NET ASSETS -- 100.0%..........              $39,359,138
                                                      -----------
                                                      -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................  $   224,140
Unrealized depreciation ..........................     (182,706)
                                                    -----------
Net unrealized appreciation ......................  $    41,434
                                                    -----------
                                                    -----------

    The accompanying notes are an integral part of the financial statements.
38
-------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The calendar 1998 total return for the Mortgage Securities Fund was 7.26%. This compares with a return of 7.19% for the benchmark Merrill Lynch Mortgage Master Index.

The Fund's NAV of $10.28 at December 31 is higher than the $10.17 at year-end 1997. Net assets of the Fund have grown to approximately $54 million versus some $17 million at year-end 1998.

The average maturity of the Fund is approximately 6.0 years and the effective duration 2.5 years. The investments are in Pass-Thru securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Government National Mortgage Association (Ginnie Mae).

Our strategy remains to concentrate investments that have a premium price (above 100.00) in Ginnie Mae issues, as these securities tend to prepay more slowly than Fannie Mae and Freddie Mac Pass-Thrus. Also, the Fund has a larger than normal allocation to 15 year Pass-Thrus. The reason for this is that these securities have a more stable average maturity profile than do 30 year issues while still offering a compensatory yield.

We believe that interest rates will remain in a relatively narrow range, but with a bias to move slightly lower. While global economic growth should slow in 1999, this is already largely discounted in the markets. A more pronounced slowdown is less likely as central banks have begun to focus on maintaining economic growth rather than reducing inflation.

In this environment, mortgage investments should perform well due to their relatively high yields and very high credit quality. Also, the current investments provide the flexibility to alter the Fund's risk profile if we anticipate that market conditions are changing.

Jack D. Burks

January 15, 1999

                                                                              39
                                                                   -------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK Mortgage Securities Fund at the trading commencement date of July 1, 1997 and held through December 31, 1998 as well as the performance of the Merrill Lynch Mortgage Master Index over the same period. Past performance is not predictive of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          OFFITBANK MORTGAGE    MERRILL LYNCH MORTGAGE

                                               Securities Fund             Master Index
7/1/1997                                              $250,000                 $250,000
9/30/1997                                             $259,288                 $256,577
12/31/1997                                            $262,722                 $262,506
3/31/1998                                             $267,386                 $266,985
6/30/1998                                             $271,984                 $271,635
9/30/1998                                             $279,996                 $278,883
12/31/1998                                            $281,760                 $281,385
                                                                                         Since Inception
Total Return                                                                   One Year   (July 1, 1997)
OFFITBANK Mortgage Securities Fund*                                               7.26%            8.30%
Merrill Lynch Mortgage Master Index                                               7.19%            8.20%

* The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since the inception date. Without waiver of fees, total return would have been lower.

40
-------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (36.1%)
    Federal Home Loan Mortgage Corp.,
     Discount Notes, 4.25%, 01/04/99....  $4,800,000  $ 4,798,300
    Federal Home Loan Mortgage Corp.,
     6.00%, 04/01/03, Gold
     Pool#M90534........................     958,110      965,296
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/13, Gold
     Pool#E73827........................   2,020,000    2,027,575
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/13, Gold
     Pool#E00592........................     990,000      993,713
    Federal Home Loan Mortgage Corp.,
     7.50%, 01/01/18, Gold
     Pool#C90203........................     215,253      221,105
    Federal Home Loan Mortgage Corp.,
     6.00%, 02/01/24, Gold
     Pool#C80110........................      17,801       17,589
    Federal Home Loan Mortgage Corp.,
     6.00%, 01/01/26, Gold
     Pool#D67671........................     517,702      511,554
    Federal Home Loan Mortgage Corp.,
     6.00%, 02/01/26, Gold
     Pool#D68418........................     434,470      429,310
    Federal Home Loan Mortgage Corp.,
     6.00%, 03/01/26, Gold
     Pool#D69088........................     426,145      421,085
    Federal Home Loan Mortgage Corp.,
     6.00%, 03/01/26, Gold
     Pool#D69408........................     420,399      415,406
    Federal Home Loan Mortgage Corp.,
     6.00%, 04/01/26, Gold
     Pool#C80395........................     422,634      417,615
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/26, Gold
     Pool#D71231........................      45,281       44,743
    Federal Home Loan Mortgage Corp.,
     7.50%, 06/01/26, Gold
     Pool#D72344........................     351,761      361,324
    Federal Home Loan Mortgage Corp.,
     7.50%, 11/01/26, Gold
     Pool#C80444........................      56,056       57,580
    Federal Home Loan Mortgage Corp.,
     7.50%, 05/01/27, Gold
     Pool#G00702........................     437,368      449,260
    Federal Home Loan Mortgage Corp.,
     7.50%, 06/01/27, Gold
     Pool#D80669........................     918,369      943,338
    Federal Home Loan Mortgage Corp.,
     6.00%, 10/01/27, Gold
     Pool#D82901........................     319,176      315,386
    Federal Home Loan Mortgage Corp.,
     6.00%, 12/01/27, Gold
     Pool#C00583........................     670,454      662,493
    Federal Home Loan Mortgage Corp.,
     7.50%, 04/01/28, Gold
     Pool#C00612........................     165,036      169,523
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold
     Pool#D89506........................     482,558      476,827
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold
     Pool#D89955........................     494,600      488,726
    Federal Home Loan Mortgage Corp.,
     6.00%, 05/01/28, Gold
     Pool#C00614........................     514,199      508,093
    Federal Home Loan Mortgage Corp.,
     6.00%, 07/01/28, Gold
     Pool#C00635........................     992,841      981,051
    Federal Home Loan Mortgage Corp.,
     6.00%, 07/01/28, Gold
     Pool#C12759........................      68,861       68,044
    Federal Home Loan Mortgage Corp.,
     6.00%, 08/01/28, Gold
     Pool#C13742........................      56,879       56,203
    Federal Home Loan Mortgage Corp.,
     6.00%, 10/01/28, Gold
     Pool#C16785........................     881,737      871,266
    Federal Home Loan Mortgage Corp.,
     7.50%, 10/01/28, Gold
     Pool#C16855........................      34,841       35,788
    Federal Home Loan Mortgage Corp., 30
     year TBA, 6.00%....................   2,000,000(1)   1,975,626
                                                      -----------
    TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION (COST $19,537,627).....               19,683,819
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (27.2%)
    Federal National Mortgage Assoc.,
     6.50%, 12/01/99, Pool#303111.......     118,019      119,494
    Federal National Mortgage Assoc.,
     6.50%, 11/01/03, Pool#356437.......     105,561      106,880
    Federal National Mortgage Assoc.,
     6.50%, 01/01/04, Pool#359915.......     324,531      328,588
    Federal National Mortgage Assoc.,
     6.50%, 09/01/04, Pool#393759.......     285,795      289,368
    Federal National Mortgage Assoc.,
     6.50%, 10/01/04, Pool#398370.......     402,818      407,853
    Federal National Mortgage Assoc.,
     6.00%, 09/01/10, Pool#250376.......      82,700       82,933
    Federal National Mortgage Assoc.,
     6.00%, 04/01/11, Pool#339774.......      88,421       88,670
    Federal National Mortgage Assoc.,
     6.00%, 03/01/13, Pool#379876.......     846,060      848,439
    Federal National Mortgage Assoc.,
     6.00%, 03/01/13, Pool#419336.......      97,679       97,953
    Federal National Mortgage Assoc.,
     6.00%, 04/01/13, Pool#411502.......     926,470      929,076
    Federal National Mortgage Assoc.,
     6.00%, 04/01/13, Pool#425916.......   1,423,102    1,427,105
    Federal National Mortgage Assoc.,
     6.00%, 05/01/13, Pool#429019.......     983,743      986,510
    Federal National Mortgage Assoc.,
     6.00%, 06/01/13, Pool#426763.......     807,015      809,285
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool#439280.......      83,636       83,871
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool#440197.......     510,975      512,413
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool#440240.......     257,013      257,736
    Federal National Mortgage Assoc.,
     6.00%, 09/01/13, Pool#444718.......     489,060      490,435
    Federal National Mortgage Assoc.,
     6.00%, 10/01/13, Pool#436691.......     382,456      383,532
    Federal National Mortgage Assoc.,
     6.50%, 05/01/26, Pool#345964.......     172,088      173,217
    Federal National Mortgage Assoc.,
     6.50%, 08/01/27, Pool#378287.......     479,359      482,504
    Federal National Mortgage Assoc.,
     6.50%, 11/01/27, Pool#397998.......     906,109      912,055
    Federal National Mortgage Assoc.,
     6.50%, 04/01/28, Pool#419955.......      22,969       23,120
    Federal National Mortgage Assoc.,
     6.50%, 05/01/28, Pool#425761.......     999,890    1,006,451
    Federal National Mortgage Assoc.,
     6.50%, 05/01/28, Pool#426090.......      24,412       24,572
    Federal National Mortgage Assoc.,
     6.50%, 07/01/28, Pool#251813.......     928,800      934,895
    Federal National Mortgage Assoc.,
     6.50%, 10/01/28, Pool#446616.......     368,924      371,345
    Federal National Mortgage Assoc.,
     6.50%, 10/01/28, Pool#447986.......     639,222      643,417

    The accompanying notes are an integral part of the financial statements.
                                                                              41
                                                                   -------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
    Federal National Mortgage Assoc., 15
     year TBA, 6.00%....................  $1,000,000(1) $ 1,002,500
    Federal National Mortgage Assoc., 30
     year TBA, 6.50%....................   1,000,000(1)   1,006,563
                                                      -----------
    TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION (COST $14,658,053).....               14,830,780
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (36.2%)
    Government National Mortgage Assoc.,
     7.00%, 10/15/07, Pool#297658.......      69,020       70,961
    Government National Mortgage Assoc.,
     7.00%, 07/15/08, Pool#266910.......      30,709       31,573
    Government National Mortgage Assoc.,
     6.00%, 02/15/09, Pool#335278.......      99,984      100,672
    Government National Mortgage Assoc.,
     7.00%, 09/15/09, Pool#380616.......     219,122      225,285
    Government National Mortgage Assoc.,
     7.00%, 07/15/10, Pool#780193.......     752,436      774,068
    Government National Mortgage Assoc.,
     7.00%, 10/15/10, Pool#377618.......     307,007      315,642
    Government National Mortgage Assoc.,
     7.00%, 02/15/11, Pool#292339.......     414,837      426,504
    Government National Mortgage Assoc.,
     6.00%, 05/15/11, Pool#412601.......      46,193       46,511
    Government National Mortgage Assoc.,
     6.00%, 06/15/11, Pool#424501.......     184,692      185,962
    Government National Mortgage Assoc.,
     7.00%, 06/15/11, Pool#347186.......     339,901      349,460
    Government National Mortgage Assoc.,
     6.00%, 01/15/13, Pool#407233.......     836,388      842,138
    Government National Mortgage Assoc.,
     6.00%, 02/15/13, Pool#460756.......     664,023      668,589
    Government National Mortgage Assoc.,
     6.00%, 01/15/24, Pool#345932.......     165,276      163,881
    Government National Mortgage Assoc.,
     6.00%, 01/15/24, Pool#376364.......     450,208      446,409
    Government National Mortgage Assoc.,
     6.00%, 05/15/24, Pool#352981.......     196,687      195,027
    Government National Mortgage Assoc.,
     7.00%, 09/15/25, Pool#410280.......      96,707       98,974
    Government National Mortgage Assoc.,
     6.00%, 01/15/26, Pool#780312.......     548,947      544,658
    Government National Mortgage Assoc.,
     7.00%, 02/15/26, Pool#347156.......      44,046       45,079
    Government National Mortgage Assoc.,
     6.00%, 03/15/26, Pool#426301.......      24,284       24,079
    Government National Mortgage Assoc.,
     8.00%, 06/15/26, Pool#428867.......     401,126      416,670
    Government National Mortgage Assoc.,
     8.00%, 07/15/26, Pool#432905.......     105,437      109,522
    Government National Mortgage Assoc.,
     8.00%, 08/15/26, Pool#419634.......      55,115       57,251
    Government National Mortgage Assoc.,
     8.00%, 08/15/26, Pool#421763.......     232,956      241,983
    Government National Mortgage Assoc.,
     8.00%, 09/15/26, Pool#398884.......     694,599      721,515
    Government National Mortgage Assoc.,
     8.00%, 11/15/26, Pool#415657.......     204,340      212,258
    Government National Mortgage Assoc.,
     7.00%, 12/15/26, Pool#442642.......     182,099      186,367
    Government National Mortgage Assoc.,
     8.00%, 12/15/26, Pool#442190.......      77,391       80,390
    Government National Mortgage Assoc.,
     8.00%, 06/15/27, Pool#447202.......      68,776       71,441
    Government National Mortgage Assoc.,
     7.00%, 12/15/27, Pool#443779.......      35,535       36,368
    Government National Mortgage Assoc.,
     7.00%, 12/15/27, Pool#460653.......     565,159      578,405
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool#458763.......     411,902      421,556
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool#460690.......     458,531      469,278
    Government National Mortgage Assoc.,
     7.00%, 01/15/28, Pool#463365.......     357,988      366,378
    Government National Mortgage Assoc.,
     7.00%, 02/15/28, Pool#433595.......     507,274      519,163
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool#433722.......     395,375      392,039
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool#452780.......     247,556      245,467
    Government National Mortgage Assoc.,
     6.00%, 04/15/28, Pool#473500.......     357,981      354,961
    Government National Mortgage Assoc.,
     6.00%, 05/15/28, Pool#465359.......     454,125      450,294
    Government National Mortgage Assoc.,
     7.00%, 05/15/28, Pool#475480.......     964,819      987,432
    Government National Mortgage Assoc.,
     6.00%, 06/15/28, Pool#449548.......     491,947      487,796
    Government National Mortgage Assoc.,
     6.00%, 06/15/28, Pool#476330.......      37,953       37,632
    Government National Mortgage Assoc.,
     6.00%, 09/15/28, Pool#433994.......     512,286      507,964
    Government National Mortgage Assoc.,
     6.00%, 09/15/28, Pool#457821.......     474,743      470,737
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool#465564.......     372,941      369,795
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool#467286.......     473,103      469,111
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool#475620.......     460,800      456,912
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool#484473.......     490,582      486,443
    Government National Mortgage Assoc.,
     6.00%, 10/15/28, Pool#490686.......   1,138,312    1,128,708
    Government National Mortgage Assoc.,
     7.00%, 12/15/28, Pool#472893.......     731,193      748,330
    Government National Mortgage Assoc.,
     30 year TBA, 7.00%.................   1,000,000(1)   1,022,500
    Government National Mortgage Assoc.,
     30 year TBA, 8.00%.................   1,000,000(1)   1,038,750
                                                      -----------
    TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION (COST $19,556,186).....               19,698,888
                                                      -----------

    The accompanying notes are an integral part of the financial statements.
42
-------------

                                   OFFITBANK
                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------
                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                          SHARES OR
                                          PRINCIPAL     MARKET
                                            AMOUNT       VALUE
-----------------------------------------------------------------
U.S. TREASURY BILLS (11.1%)
    Treasury Bill, 4.40%, 01/21/99......  $6,060,000  $ 6,045,187
                                                      -----------
    TOTAL U.S. TREASURY BILLS (COST
     $6,045,187)........................                6,045,187
                                                      -----------
MONEY MARKET FUNDS (0.1%)
    Bank of New York Cash Reserve.......      31,158       31,158
                                                      -----------
    TOTAL MONEY MARKET FUNDS (COST
     $31,158)...........................                   31,158
                                                      -----------
    TOTAL INVESTMENTS (COST $59,828,211)
     (+) -- 110.7%......................               60,289,832
    LIABILITIES IN EXCESS OF OTHER
     ASSETS (10.7%).....................               (5,828,372)
                                                      -----------
    TOTAL NET ASSETS -- 100.0%..........              $54,461,460
                                                      -----------
                                                      -----------

---------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ..........................  $   486,022
Unrealized depreciation ..........................      (24,401)
                                                    -----------
Net unrealized appreciation ......................  $   461,621
                                                    -----------
                                                    -----------

(1) When-issued security.

    The accompanying notes are an integral part of the financial statements.
                                                                              43
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998
                                HIGH YIELD FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $1,732,390,693).....................  $1,708,546,689
  Interest and dividends receivable.....      35,341,841
  Receivable for capital shares sold....       1,200,388
  Receivable for investment securities
    sold................................       5,936,442
  Prepaid expenses and other assets.....           6,902
                                          --------------
    Total Assets........................                  $1,751,032,262
LIABILITIES:
  Dividends payable.....................       4,380,709
  Payable for investment securities
    purchased...........................       4,000,000
  Payable for capital shares redeemed...       1,428,712
  Unrealized depreciation on forward
    currency contracts - net (Note 2)...          97,172
  Investment advisory fees payable......       1,015,810
  Administration fees payable...........         118,200
  Transfer agent fees payable...........          20,806
  Other payables and accrued expenses...         341,626
                                          --------------
    Total Liabilities...................                      11,403,035
                                                          --------------
NET ASSETS..............................                  $1,739,629,227
                                                          --------------
                                                          --------------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 175,540,759 issued
    and outstanding.....................  $      175,541
  Additional paid-in capital............   1,764,860,006
  Distributions in excess of net
    investment income...................      (1,435,436)
  Accumulated net realized loss on
    investments and foreign currency
    transactions........................         (62,898)
  Net unrealized depreciation of
    investments and foreign currency
    transactions........................     (23,907,986)
                                          --------------
NET ASSETS..............................                  $1,739,629,227
                                                          --------------
                                                          --------------
SELECT SHARES:
  NET ASSETS............................                  $1,739,622,141
                                                          --------------
                                                          --------------
  SHARES OF CAPITAL STOCK OUTSTANDING...                     175,540,044
                                                          --------------
                                                          --------------
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE).........                  $         9.91
                                                                   -----
                                                                   -----
ADVISOR SHARES:
  NET ASSETS............................                  $        7,086
                                                                  ------
                                                                  ------
  SHARES OF CAPITAL STOCK OUTSTANDING...                             715
                                                                     ---
                                                                     ---
  NET ASSET VALUE (OFFERING AND
    REDEMPTION PRICE PER SHARE).........                  $         9.91
                                                                   -----
                                                                   -----

    The accompanying notes are an integral part of the financial statements.
44
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                             EMERGING MARKETS FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $186,137,538).......................  $146,242,251
  Cash..................................       160,000
  Foreign currency (cost $12,074).......         9,993
  Interest receivable...................     4,427,147
  Receivable for capital shares sold....        27,586
  Receivable for investment securities
    sold................................     6,442,161
  Prepaid expenses and other assets.....           449
                                          ------------
    Total Assets........................                $157,309,587
LIABILITIES:
  Dividends payable.....................     2,018,373
  Payable for capital shares redeemed...     6,088,859
  Investment advisory fees payable......       124,197
  Custody fees payable..................        88,295
  Administration fees payable...........        13,210
  Transfer agent fees payable...........         6,000
  Fund accounting fees payable..........         1,250
  Other payables and accrued expenses...        63,891
                                          ------------
    Total Liabilities...................                   8,404,075
                                                        ------------
NET ASSETS..............................                $148,905,512
                                                        ------------
                                                        ------------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 18,150,265 Select
    Shares issued and outstanding.......  $     18,150
  Additional paid-in capital............   218,877,213
  Distributions in excess of net
    investment income...................    (2,210,458)
  Accumulated net realized loss on
    investments and foreign currency
    transactions........................   (27,882,025)
  Net unrealized depreciation of
    investments and foreign currency
    transactions........................   (39,897,368)
                                          ------------
NET ASSETS..............................                $148,905,512
                                                        ------------
                                                        ------------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................                $       8.20
                                                               -----
                                                               -----

                           LATIN AMERICA EQUITY FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $23,513,675)........................  $16,768,889
  Cash..................................        2,700
  Interest and dividends receivable.....      219,347
  Deferred organization expenses........       16,357
  Prepaid expenses and other assets.....          114
                                          -----------
    Total Assets........................               $17,007,407
LIABILITIES:
  Payable for investment securities
    purchased...........................      493,740
  Investment advisory fees payable......       13,370
  Custody fees payable..................       99,207
  Professional fees payable.............       35,111
  Transfer agent fees payable...........        3,001
  Other payables and accrued expenses...        6,846
                                          -----------
    Total Liabilities...................                   651,275
                                                       -----------
NET ASSETS..............................               $16,356,132
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 2,228,978 Select
    Shares issued and outstanding.......  $     2,229
  Additional paid-in capital............   37,615,161
  Accumulated undistributed net
    investment income...................       86,976
  Accumulated net realized loss on
    investment and foreign currency
    transactions........................  (14,597,008)
  Net unrealized depreciation of
    investments and foreign currency
    transactions........................   (6,751,226)
                                          -----------
NET ASSETS..............................               $16,356,132
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $      7.34
                                                             -----
                                                             -----

    The accompanying notes are an integral part of the financial statements.
                                                                              45
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                            NEW YORK MUNICIPAL FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $63,703,831)........................  $65,560,092
  Interest and dividends receivable.....      985,652
  Receivable for capital shares sold....    2,106,154
  Receivable for investment securities
    sold................................      735,117
  Deferred organization expenses........        8,213
  Prepaid expenses and other assets.....          207
                                          -----------
    Total Assets........................               $69,395,435
LIABILITIES:
  Dividends payable.....................       30,452
  Payable for investment securities
    purchased...........................    1,500,000
  Investment advisory fees payable......       20,037
  Professional fees payable.............       27,369
  Administration fees payable...........        5,412
  Other payables and accrued expenses...       19,219
                                          -----------
    Total Liabilities...................                 1,602,489
                                                       -----------
NET ASSETS..............................               $67,792,946
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 6,265,371 Select
    Shares issued and outstanding.......  $     6,265
  Additional paid-in capital............   65,930,420
  Net unrealized appreciation of
    investments.........................    1,856,261
                                          -----------
NET ASSETS..............................               $67,792,946
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $     10.82
                                                       -----------
                                                       -----------

                           CALIFORNIA MUNICIPAL FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $10,706,915)........................  $10,890,895
  Receivable from Adviser...............       21,570
  Interest and dividends receivable.....      164,183
  Deferred organization expense.........       27,998
                                          -----------
    Total Assets........................               $11,104,646
LIABILITIES:
  Dividends payable.....................        9,419
  Professional fees payable.............       19,631
  Due to custodian......................        3,679
  Other payables and accrued expenses...        6,074
                                          -----------
    Total Liabilities...................                    38,803
                                                       -----------
NET ASSETS..............................               $11,065,843
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 1,050,154 Select
    Shares issued and outstanding.......  $     1,050
  Additional paid-in capital............   10,880,813
  Net unrealized appreciation of
    investments.........................      183,980
                                          -----------
NET ASSETS..............................               $11,065,843
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $     10.54
                                                       -----------
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
46
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                            NATIONAL MUNICIPAL FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $30,281,447)........................  $30,630,823
  Interest and dividends receivable.....      369,039
  Receivable from Adviser...............       13,303
  Deferred organization expenses........       24,044
  Prepaid expenses and other assets.....        1,397
                                          -----------
    Total Assets........................               $31,038,606
LIABILITIES:
  Dividends payable.....................        7,278
  Payable for investment securities
    purchased...........................    1,250,176
  Professional fees payable.............       17,335
  Due to custodian......................       11,618
  Administration fees payable...........        2,287
  Transfer agent fees payable...........        1,643
  Other payables and accrued expenses...       13,768
                                          -----------
    Total Liabilities...................                 1,304,105
                                                       -----------
NET ASSETS..............................               $29,734,501
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 2,850,783 Select
    Shares issued and outstanding.......  $     2,851
  Additional paid-in capital............   29,382,274
  Net unrealized appreciation of
    investments.........................      349,376
                                          -----------
NET ASSETS..............................               $29,734,501
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $     10.43
                                                       -----------
                                                       -----------

                        U.S. GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $38,648,894)........................  $38,690,328
  Interest and dividends receivable.....      689,724
  Receivable from Adviser...............        9,085
  Receivable for capital shares sold....        9,743
  Deferred organization expenses........       15,020
                                          -----------
    Total Assets........................               $39,413,900
LIABILITIES:
  Dividends payable.....................       13,112
  Professional fees payable.............       25,587
  Administration fees payable...........        3,034
  Transfer agent fees payable...........        1,866
  Fund accounting fees payable..........        1,250
  Other payables and accrued expenses...        9,913
                                          -----------
    Total Liabilities...................                    54,762
                                                       -----------
NET ASSETS..............................               $39,359,138
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 3,762,982 Select
    Shares issued and outstanding.......  $     3,763
  Additional paid-in capital............   39,295,846
  Accumulated undistributed net realized
    gains on investment transactions....       18,095
  Net unrealized appreciation of
    investments.........................       41,434
                                          -----------
NET ASSETS..............................               $39,359,138
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $     10.46
                                                       -----------
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
                                                                              47
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                            MORTGAGE SECURITIES FUND
-------------------------------------------------------------------

ASSETS:
  Investments, at market value (cost
    $59,828,211)........................  $60,289,832
  Interest receivable...................      250,519
  Receivable for capital shares sold....       50,000
  Deferred organization expenses........       15,020
                                          -----------
    Total Assets........................               $60,605,371
LIABILITIES:
  Dividends payable.....................       33,067
  Payable for investment securities
    purchased...........................    6,062,634
  Professional fees payable.............       26,026
  Administration fees payable...........        3,880
  Transfer agent fees payable...........        2,106
  Fund accounting fees payable..........        1,250
  Other payables and accrued expenses...       14,948
                                          -----------
    Total Liabilities...................                 6,143,911
                                                       -----------
NET ASSETS..............................               $54,461,460
                                                       -----------
                                                       -----------
Net Assets consist of:
  Shares of capital stock, $0.001 par
    value per share, 5,300,194 Select
    Shares issued and outstanding.......  $     5,300
  Additional paid-in capital............   53,992,844
  Accumulated undistributed net realized
    gains on investment transactions....        1,695
  Net unrealized appreciation of
    investments.........................      461,621
                                          -----------
NET ASSETS..............................               $54,461,460
                                                       -----------
                                                       -----------
NET ASSET VALUE (OFFERING AND REDEMPTION
  PRICE PER SHARE)......................               $     10.28
                                                       -----------
                                                       -----------

    The accompanying notes are an integral part of the financial statements.
48
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                                HIGH YIELD FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................     $149,953,222
  Dividends.............................          829,585
                                          -----------------
    Total Income........................                         $150,782,807
EXPENSES:
  Advisory..............................       11,091,248
  Administration........................        1,638,533
  Custody...............................          345,273
  Registration & filing.................          252,124
  Transfer agent and shareholder
    servicing fees......................          134,127
  Professional..........................          109,803
  Fund accounting.......................           57,961
  Miscellaneous.........................          204,448
                                          -----------------
    Total expenses before
     waivers/reimbursements.............       13,833,517
    Less expenses waived/reimbursed.....         (442,728)
                                          -----------------
    Net expenses........................                           13,390,789
                                                              -----------------
NET INVESTMENT INCOME...................                          137,392,018
                                                              -----------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investment
    transactions........................          (45,302)
  Net realized loss on foreign currency
    transactions........................         (858,036)
  Net change in unrealized depreciation
    of investments......................      (74,819,292)
  Net change in unrealized depreciation
    of foreign currency transactions....         (247,656)
                                          -----------------
Net realized and unrealized loss on
  investments...........................                          (75,970,286)
                                                              -----------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                         $ 61,421,732
                                                              -----------------
                                                              -----------------

                             EMERGING MARKETS FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign tax
    witholding of $10,132)..............     $ 25,782,023
                                          -----------------
    Total Income........................                         $ 25,782,023
EXPENSES:
  Advisory..............................        1,960,803
  Administration........................          304,676
  Custody...............................          105,420
  Professional..........................           50,785
  Registration and filing...............           45,066
  Transfer agent........................           34,304
  Fund accounting.......................           18,471
  Miscellaneous.........................           22,484
                                          -----------------
    Total expenses before
     waivers/reimbursements.............        2,542,009
    Less expenses waived/reimbursed.....         (110,256)
                                          -----------------
    Net expenses........................                            2,431,753
                                                              -----------------
NET INVESTMENT INCOME...................                           23,350,270
                                                              -----------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investment
    transactions........................      (24,823,068)
  Net realized loss on foreign currency
    transactions........................       (1,456,688)
  Net change in unrealized depreciation
    of investments......................      (39,261,016)
  Net change in unrealized depreciation
    of foreign currency transactions....         (309,662)
                                          -----------------
Net realized and unrealized loss on
  investments...........................                          (65,850,434)
                                                              -----------------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                         $(42,500,164)
                                                              -----------------
                                                              -----------------

    The accompanying notes are an integral part of the financial statements.
                                                                              49
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................     $    37,130
  Dividends (net of foreign tax
    witholding of $45,399)..............       1,627,992
                                          -----------------
    Total Income........................                         $  1,665,122
EXPENSES:
  Advisory..............................         370,195
  Custody...............................         204,252
  Professional..........................          59,903
  Administration........................          51,504
  Fund accounting.......................          32,619
  Transfer agent........................          16,608
  Amortization of organization
    expenses............................           5,824
  Miscellaneous.........................          15,039
                                          -----------------
    Total expenses before
     waivers/reimbursements.............         755,944
    Less expenses waived/reimbursed.....         (25,882)
                                          -----------------
    Net expenses........................                              730,062
                                                              -----------------
NET INVESTMENT INCOME...................                              935,060
                                                              -----------------
REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS:
  Net realized loss on investment
    transactions........................     (12,296,302)
  Net realized loss on foreign currency
    transactions........................        (101,287)
  Net change in unrealized depreciation
    of investments......................     (11,254,588)
  Net change in unrealized depreciation
    of foreign currency transactions....          (4,169)
                                          -----------------
Net realized and unrealized loss on
  investments...........................                          (23,656,346)
                                                              -----------------
DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                         $(22,721,286)
                                                              -----------------
                                                              -----------------

                            NEW YORK MUNICIPAL FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................      $2,615,960
  Dividends.............................           1,094
                                          -----------------
    Total Income........................                          $2,617,054
EXPENSES:
  Advisory..............................         203,373
  Administration........................          71,276
  Professional..........................          42,418
  Fund accounting.......................          33,493
  Transfer agent........................          14,001
  Custody...............................          11,777
  Amortization of organization
    expenses............................           6,574
  Miscellaneous.........................          18,102
                                          -----------------
    Total expenses before
     waivers/reimbursements.............         401,014
    Less expenses waived/reimbursed.....        (117,772)
                                          -----------------
    Net expenses........................                             283,242
                                                              -----------------
NET INVESTMENT INCOME...................                           2,333,812
                                                              -----------------
REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS:
  Net realized gains on investment
    transactions........................         358,577
  Net change in unrealized appreciation
    of investments......................         668,521
                                          -----------------
Net realized and unrealized gains on
  investments...........................                           1,027,098
                                                              -----------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                          $3,360,910
                                                              -----------------
                                                              -----------------

    The accompanying notes are an integral part of the financial statements.
50
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................       $350,227
  Dividends.............................          9,236
                                               --------
    Total Income........................                           $359,463
EXPENSES:
  Advisory..............................         28,769
  Fund accounting.......................         25,404
  Professional..........................         20,558
  Transfer agent........................         11,076
  Administration........................         11,004
  Amortization of organization
    expenses............................          8,395
  Custody...............................          1,313
  Miscellaneous.........................          9,311
                                               --------
    Total expenses before
     waivers/reimbursements.............        115,830
    Less expenses waived/reimbursed.....        (74,732)
                                               --------
    Net expenses........................                             41,098
                                                                   --------
NET INVESTMENT INCOME...................                            318,365
                                                                   --------
REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS:
  Net realized gains on investment
    transactions........................         39,740
  Net change in unrealized appreciation
    of investments......................        108,350
                                               --------
Net realized and unrealized gains on
  investments...........................                            148,090
                                                                   --------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                           $466,455
                                                                   --------
                                                                   --------

                            NATIONAL MUNICIPAL FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................       $615,810
                                               --------
    Total Income........................                           $615,810
EXPENSES:
  Advisory..............................         48,983
  Fund accounting.......................         24,043
  Professional..........................         18,243
  Administration........................         17,962
  Registration and filing...............         14,274
  Transfer agent........................         10,774
  Amortization of organization
    expenses............................          6,586
  Custodian.............................          2,082
  Miscellaneous.........................         11,818
                                               --------
    Total expenses before
     waivers/reimbursements.............        154,765
    Less expenses waived/reimbursed.....        (84,790)
                                               --------
    Net expenses........................                             69,975
                                                                   --------
NET INVESTMENT INCOME...................                            545,835
                                                                   --------
REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS:
  Net realized gains on investment
    transactions........................        119,562
  Net change in unrealized appreciation
    of investments......................        307,333
                                               --------
Net realized and unrealized gains on
  investments...........................                            426,895
                                                                   --------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                           $972,730
                                                                   --------
                                                                   --------

    The accompanying notes are an integral part of the financial statements.
                                                                              51
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)

                        U.S. GOVERNMENT SECURITIES FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................     $   975,977
  Dividends.............................           1,102
                                          -----------------
    Total Income........................                          $  977,079
EXPENSES:
  Advisory..............................          67,110
  Professional..........................          26,975
  Administration........................          25,039
  Registration and filing...............          21,637
  Fund accounting.......................          21,295
  Transfer agent........................          11,080
  Custody...............................           4,640
  Amortization of organization
    expenses............................           4,380
  Miscellaneous.........................           3,514
                                          -----------------
    Total expenses before
     waivers/reimbursements.............         185,670
    Less expenses waived/reimbursed.....         (89,805)
                                          -----------------
    Net expenses........................                              95,865
                                                              -----------------
NET INVESTMENT INCOME...................                             881,214
                                                              -----------------
REALIZED AND UNREALIZED GAINS ON
  INVESTMENTS:
  Net realized gains on investment
    transactions........................         705,098
  Net change in unrealized appreciation
    of investments......................          10,941
                                          -----------------
  Net realized and unrealized gains on
    investments.........................                             716,039
                                                              -----------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                          $1,597,253
                                                              -----------------
                                                              -----------------

                            MORTGAGE SECURITIES FUND

                                                                        FOR THE
                                                                     YEAR ENDED
                                                              DECEMBER 31, 1998
-------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................      $2,136,742
                                          -----------------
    Total Income........................                          $2,136,742
EXPENSES:
  Advisory..............................         120,529
  Administration........................          39,730
  Professional..........................          40,814
  Fund accounting.......................          25,264
  Registration and filing...............          21,067
  Transfer agent........................          11,529
  Custody...............................           8,064
  Amortization of organization
    expenses............................           4,380
  Miscellaneous.........................          12,657
                                          -----------------
    Total expenses before
     waivers/reimbursements.............         284,034
    Less expenses waived/reimbursed.....        (113,712)
                                          -----------------
    Net expenses........................                             170,322
                                                              -----------------
NET INVESTMENT INCOME...................                           1,966,420
                                                              -----------------
REALIZED AND UNREALIZED GAINS (LOSS) ON
  INVESTMENTS:
  Net realized gains on investment and
    foreign currency transactions.......          55,332
  Net change in unrealized appreciation
    of investments......................         382,923
  Net change in unrealized depreciation
    of foreign currency transactions....          (3,427)
                                          -----------------
Net realized and unrealized gains on
  investments...........................                             434,828
                                                              -----------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS............................                          $2,401,248
                                                              -----------------
                                                              -----------------

    The accompanying notes are an integral part of the financial statements.
52
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                HIGH YIELD FUND

                                             FOR THE YEAR      FOR THE YEAR
                                                    ENDED             ENDED
                                             DECEMBER 31,      DECEMBER 31,
                                                     1998              1997
---------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.................  $   137,392,018   $    91,532,933
  Net realized gains (loss) on
    investment and foreign currency
    transactions........................         (903,338)       14,548,678
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency transactions.......      (75,066,948)       17,401,256
                                          ---------------   ---------------
  Net increase in net assets resulting
    from operations.....................       61,421,732       123,482,867
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................     (137,392,018)      (91,532,933)
  Excess of net investment income.......               --          (317,636)
  Net realized gains....................               --       (14,175,584)
  Excess of net realized gains..........               --          (555,849)
                                          ---------------   ---------------
  Total dividends and distributions to
    shareholders........................     (137,392,018)     (106,582,002)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........      769,293,164       607,587,659
  Dividends reinvested..................       95,379,400        68,319,193
  Cost of shares redeemed...............     (395,641,025)     (197,959,947)
                                          ---------------   ---------------
  Net increase in net assets from
    capital share transactions..........      469,031,539       477,946,905
                                          ---------------   ---------------
  Total increase in net assets..........      393,061,253       494,847,770
NET ASSETS:
  Beginning of year.....................    1,346,567,974       851,720,204
                                          ---------------   ---------------
  End of year (Including distributions
    in excess of net investment income
    of $1,435,436 and $594,996,
    respectively.)......................  $ 1,739,629,227   $ 1,346,567,974
                                          ---------------   ---------------
                                          ---------------   ---------------

                             EMERGING MARKETS FUND

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            DECEMBER 31, 1998     DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................     $     23,350,270       $    16,156,332
  Net realized gains (loss) on
    investment and foreign currency
    transactions........................          (26,279,756)            7,559,229
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency transactions.......          (39,570,678)           (8,927,144)
                                          -------------------   -------------------
  Net increase (decrease) in net assets
    resulting from operations...........          (42,500,164)           14,788,417
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................          (22,781,139)          (16,156,332)
  Excess of net investment income.......                   --              (987,668)
  Net realized gains....................                   --            (7,559,229)
  Excess of net realized gains..........             (625,832)           (3,624,156)
  Return of capital.....................             (569,131)                   --
                                          -------------------   -------------------
  Total dividends and distributions to
    shareholders........................          (23,976,102)          (28,327,385)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........          101,711,812           121,772,445
  Dividends reinvested..................           16,044,606            16,925,719
  Cost of shares redeemed...............         (113,151,233)          (30,526,769)
                                          -------------------   -------------------
  Net increase in net assets from
    capital share transactions..........            4,605,185           108,171,395
                                          -------------------   -------------------
  Net increase (decrease) in net
    assets..............................          (61,871,081)           94,632,427
NET ASSETS:
  Beginning of year.....................          210,776,593           116,144,166
                                          -------------------   -------------------
  End of year (Including distributions
    in excess of net investment income
    of $2,210,458 and $1,322,901,
    respectively.)......................     $    148,905,512       $   210,776,593
                                          -------------------   -------------------
                                          -------------------   -------------------

    The accompanying notes are an integral part of the financial statements.
                                                                              53
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            DECEMBER 31, 1998     DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income.................      $       935,060       $       150,445
  Net realized loss on investment and
    foreign currency transactions.......          (12,397,589)           (1,070,055)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency transactions.......          (11,258,757)            3,460,249
                                          -------------------   -------------------
  Net increase (decrease) in net assets
    resulting from operations...........          (22,721,286)            2,540,639
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................             (773,732)             (150,445)
  Excess of net investment income.......                   --              (222,445)
  Net realized gains....................              (40,064)             (952,958)
                                          -------------------   -------------------
  Total dividends and distributions to
    shareholders........................             (813,796)           (1,325,848)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........            6,292,203            68,585,066
  Dividends reinvested..................              445,995             1,094,992
  Cost of shares redeemed...............          (21,899,202)          (29,150,348)
                                          -------------------   -------------------
  Net increase (decrease) in net assets
    from capital share transactions.....          (15,161,004)           40,529,710
                                          -------------------   -------------------
  Total increase (decrease) in net
    assets..............................          (38,696,086)           41,744,501
NET ASSETS:
  Beginning of year.....................           55,052,218            13,307,717
                                          -------------------   -------------------
  End of year (Including undistributed
    net investment income of $86,976 and
    distributions in excess of net
    investment income of $68,499,
    respectively.)......................      $    16,356,132       $    55,052,218
                                          -------------------   -------------------
                                          -------------------   -------------------

                            NEW YORK MUNICIPAL FUND

                                           FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                            DECEMBER 31, 1998     DECEMBER 31, 1997
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income.................      $     2,333,812       $     1,295,724
  Net realized gains on investments.....              358,577               201,875
  Net change in unrealized appreciation
    of investments......................              668,521               898,649
                                          -------------------   -------------------
  Net increase in net assets resulting
    from operations.....................            3,360,910             2,396,248
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDER FROM:
  Net investment income.................           (2,333,812)           (1,295,724)
  Excess of net investment income.......               (9,835)               (3,541)
  Net realized gains....................             (358,577)             (192,144)
  Excess of realized gains..............              (14,521)                   --
                                          -------------------   -------------------
  Total dividends and distributions to
    shareholders........................           (2,716,745)           (1,491,409)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued...........           46,233,943            29,031,529
  Dividends reinvested..................            2,328,952             1,189,875
  Cost of shares redeemed...............          (23,459,800)           (9,238,189)
                                          -------------------   -------------------
  Net increase in net assets from
    capital share transactions..........           25,103,095            20,983,215
                                          -------------------   -------------------
  Net increase in net assets............           25,747,260            21,888,054
NET ASSETS:
  Beginning of year.....................           42,045,686            20,157,632
                                          -------------------   -------------------
  End of year...........................      $    67,792,946       $    42,045,686
                                          -------------------   -------------------
                                          -------------------   -------------------

    The accompanying notes are an integral part of the financial statements.
54
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                                        FOR THE
                                                                    PERIOD FROM
                                                                       APRIL 2,
                                                     FOR THE YEAR         1997*
                                                            ENDED       THROUGH
                                                     DECEMBER 31,      DECEMBER
                                                             1998      31, 1997
 ------------------------------------------------------------------------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
   Net investment income...........................  $    318,365   $    93,881
   Net realized gains on investment transactions...        39,740         3,306
   Net change in unrealized appreciation of
     investments...................................       108,350        75,630
                                                     ------------   -----------
   Net increase in net assets resulting from
     operations....................................       466,455       172,817
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...........................      (318,365)      (93,881)
   Excess of net investment income.................        (9,756)         (695)
   Net realized gains..............................       (39,704)       (3,342)
                                                     ------------   -----------
   Total dividends and distributions to
     shareholders..................................      (367,825)      (97,918)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.....................     8,055,789     4,636,788
   Dividends reinvested............................       297,972        80,338
   Cost of shares redeemed.........................    (2,178,623)            0
                                                     ------------   -----------
   Net increase in net assets from capital share
     transactions..................................     6,175,138     4,717,126
                                                     ------------   -----------
   Total increase in net assets....................     6,273,768     4,792,025
 NET ASSETS:
   Beginning of period.............................     4,792,075            50
                                                     ------------   -----------
   End of period (Including undistributed net
     investment income of $1,350 for December 31,
     1997.)........................................  $ 11,065,843   $ 4,792,075
                                                     ------------   -----------
                                                     ------------   -----------

                            NATIONAL MUNICIPAL FUND

                                                                        FOR THE
                                                                    PERIOD FROM
                                                                    OCTOBER 20,
                                                     FOR THE YEAR         1997*
                                                            ENDED       THROUGH
                                                     DECEMBER 31,      DECEMBER
                                                             1998      31, 1997
 ------------------------------------------------------------------------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
   Net investment income...........................  $    545,835   $    18,697
   Net realized gains on investments...............       119,562         2,921
   Net change in unrealized appreciation of
     investments...................................       307,333        42,043
                                                     ------------   -----------
   Net increase in net assets resulting from
     operations....................................       972,730        63,661
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...........................      (545,835)      (18,697)
   Excess of net investment income.................        (6,615)           --
   Net realized gain...............................      (122,483)           --
                                                     ------------   -----------
   Total dividends and distributions to
     shareholders..................................      (674,933)      (18,697)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.....................    31,253,540     2,750,010
   Dividends reinvested............................       630,967        10,113
   Cost of shares redeemed.........................    (5,252,890)           --
                                                     ------------   -----------
   Net increase in net assets from capital share
     transactions..................................    26,631,617     2,760,123
                                                     ------------   -----------
   Total increase in net assets....................    26,929,414     2,805,087
 NET ASSETS:
   Beginning of period.............................     2,805,087            --
                                                     ------------   -----------
   End of period...................................  $ 29,734,501   $ 2,805,087
                                                     ------------   -----------
                                                     ------------   -----------

---------------

  *  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
                                                                              55
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                        U.S. GOVERNMENT SECURITIES FUND

                                                                        FOR THE
                                                                    PERIOD FROM
                                                                        JULY 1,
                                                     FOR THE YEAR         1997*
                                                            ENDED       THROUGH
                                                     DECEMBER 31,      DECEMBER
                                                             1998      31, 1997
 ------------------------------------------------------------------------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
   Net investment income...........................  $    881,214   $    55,516
   Net realized gains on investment transactions...       705,098        13,802
   Net change in unrealized appreciation of
     investments...................................        10,941        30,493
                                                     ------------   -----------
   Net increase in net assets resulting from
     operations....................................     1,597,253        99,811
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...........................      (881,214)      (55,516)
   Excess of net investment income.................        (4,391)       (3,940)
   Net realized gains..............................      (690,853)       (5,280)
                                                     ------------   -----------
   Total dividends and distributions to
     shareholders..................................    (1,576,458)      (64,736)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.....................    39,744,486     3,943,065
   Dividends reinvested............................     1,476,753        45,655
   Cost of shares redeemed.........................    (5,837,572)      (69,119)
                                                     ------------   -----------
   Net increase in net assets from capital share
     transactions..................................    35,383,667     3,919,601
                                                     ------------   -----------
   Total increase in net assets....................    35,404,462     3,954,676
 NET ASSETS:
   Beginning of period.............................     3,954,676            --
                                                     ------------   -----------
   End of period...................................  $ 39,359,138   $ 3,954,676
                                                     ------------   -----------
                                                     ------------   -----------

                            MORTGAGE SECURITIES FUND

                                                                         FOR THE
                                                                     PERIOD FROM
                                                                         JULY 1,
                                                     FOR THE YEAR          1997*
                                                            ENDED        THROUGH
                                                     DECEMBER 31,   DECEMBER 31,
                                                             1998           1997
 -------------------------------------------------------------------------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
   Net investment income...........................  $  1,966,420   $    335,822
   Net realized gains on investment and foreign
     currency transactions.........................        55,332        117,606
   Net change in unrealized appreciation of
     investment and foreign currency transactions..       379,496         82,125
                                                     ------------   ------------
   Net increase in net assets resulting from
     operations....................................     2,401,248        535,553
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER FROM:
   Net investment income...........................    (1,966,420)      (335,822)
   Excess of net investment income.................       (21,491)       (13,631)
   Realized gains..................................       (55,332)       (58,364)
   Excess of realized gains........................       (27,956)            --
                                                     ------------   ------------
   Total dividends and distributions to
     shareholders..................................    (2,071,199)      (407,817)
 CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.....................    38,457,330     16,626,836
   Dividends reinvested............................     1,911,337        307,847
   Cost of shares redeemed.........................    (3,274,675)       (25,000)
                                                     ------------   ------------
   Net increase in net assets from capital share
     transactions..................................    37,093,992     16,909,683
                                                     ------------   ------------
   Total increase in net assets....................    37,424,041     17,037,419
 NET ASSETS:
   Beginning of period.............................    17,037,419             --
                                                     ------------   ------------
   End of period (Including undistributed net
     investment income of $19,449 for December 31,
     1997.)........................................  $ 54,461,460   $ 17,037,419
                                                     ------------   ------------
                                                     ------------   ------------

---------------

  *  Commencement of operations.

    The accompanying notes are an integral part of the financial statements.
56
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                HIGH YIELD FUND

                                                           SELECT SHARES
                           ------------------------------------------------------------------------------   ADVISOR SHARES
                                                                                           FOR THE PERIOD   ---------------
                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FROM MARCH 2,    FOR THE PERIOD
                                   ENDED           ENDED           ENDED           ENDED    1994* THROUGH             ENDED
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                    1998            1997            1996            1995             1994              1998
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....   $     10.34      $    10.15       $   9.92        $   9.25        $  10.00(e)        $10.34
                           -------------   -------------   -------------   -------------   --------------        ------
  Net investment
    income...............          0.88            0.87           0.89            0.90            0.72             0.60
  Net realized and
    unrealized gain
    (loss)...............         (0.43)           0.31           0.29            0.67           (0.75)           (0.43)
                           -------------   -------------   -------------   -------------   --------------        ------
  Total income from
    investment (loss)
    operations...........          0.45            1.18           1.18            1.57           (0.03)            0.17
                           -------------   -------------   -------------   -------------   --------------        ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............         (0.88)          (0.87)         (0.89)          (0.89)          (0.72)           (0.60)
  Net realized gains.....            --           (0.12)         (0.06)          (0.01)             --               --
                           -------------   -------------   -------------   -------------   --------------        ------
Total dividends and
  distributions..........         (0.88)          (0.99)         (0.95)          (0.90)          (0.72)           (0.60)
                           -------------   -------------   -------------   -------------   --------------        ------
  Net change in net asset
    value per share......         (0.43)           0.19           0.23            0.67           (0.75)           (0.43)
                           -------------   -------------   -------------   -------------   --------------        ------
NET ASSET VALUE, END OF
  PERIOD.................   $      9.91      $    10.34       $  10.15        $   9.92        $   9.25           $ 9.91
                           -------------   -------------   -------------   -------------   --------------        ------
                           -------------   -------------   -------------   -------------   --------------        ------
TOTAL RETURN(a)..........         4.49%          12.09%         12.46%          17.72%           0.27%(b)         0.67%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)...........   $ 1,739,622      $1,346,553       $851,720        $479,090        $222,317           $    7
Ratios to average net
  assets:
  Expenses**.............         0.84%           0.87%          0.98%           1.05%           1.14%(c)         0.93%(c)
  Net investment
    income...............         8.67%           8.46%          8.86%           9.38%           8.97%(c)         9.54%(c)
PORTFOLIO TURNOVER
  RATE...................           36%             47%            41%             34%             42%              36%


                            FOR THE PERIOD***
                                        ENDED
                                 DECEMBER 31,
                                         1997
-------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....        $10.37
                                 ------
  Net investment
    income...............          0.32
  Net realized and
    unrealized gain
    (loss)...............          0.09
                                 ------
  Total income from
    investment (loss)
    operations...........          0.41
                                 ------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment
    income...............         (0.32)
  Net realized gains.....         (0.12)
                                 ------
Total dividends and
  distributions..........         (0.44)
                                 ------
  Net change in net asset
    value per share......         (0.03)
                                 ------
NET ASSET VALUE, END OF
  PERIOD.................        $10.34
                                 ------
                                 ------
TOTAL RETURN(a)..........         3.93%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
    period (in
    thousands)...........        $   15
Ratios to average net
  assets:
  Expenses**.............         1.03%(c)
  Net investment
    income...............         7.87%(c)
PORTFOLIO TURNOVER
  RATE...................           47%

                             EMERGING MARKETS FUND

                                                            SELECT SHARES(d)
                           ----------------------------------------------------------------------------------
                            FOR THE YEAR    FOR THE YEAR    FOR THE YEAR    FOR THE YEAR       FOR THE PERIOD
                                   ENDED           ENDED           ENDED           ENDED        FROM MARCH 8,
                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,        1994* THROUGH
                                    1998            1997            1996            1995    DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $  10.46        $  11.03        $   9.91        $  8.84            $ 10.00(e)
                           -------------   -------------   -------------   -------------         -------
  Net investment
    income...............         0.99            1.15            1.00           0.90               0.81
  Net realized and
    unrealized gain
    (loss)...............        (2.23)           0.00            1.55           1.07              (1.16)
                           -------------   -------------   -------------   -------------         -------
  Total income (loss)
    from investment
    operations...........        (1.24)           1.15            2.55           1.97              (0.35)
                           -------------   -------------   -------------   -------------         -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment
    income...............        (0.97)          (1.15)          (1.00)         (0.60)             (0.81)
  Excess of net
    investment income....           --           (0.04)             --             --                 --
  Net realized gains.....           --           (0.53)          (0.43)            --                 --
  Excess of realized
    gains................        (0.03)             --              --             --                 --
  Return of capital......        (0.02)             --              --          (0.30)                --
                           -------------   -------------   -------------   -------------         -------
Total dividends and
  distributions..........        (1.02)          (1.72)          (1.43)         (0.90)             (0.81)
                           -------------   -------------   -------------   -------------         -------
  Net change in net asset
    value per share......        (2.26)          (0.57)           1.12           1.07              (1.16)
                           -------------   -------------   -------------   -------------         -------
NET ASSET VALUE, END OF
  PERIOD.................     $   8.20        $  10.46        $  11.03        $  9.91            $  8.84
                           -------------   -------------   -------------   -------------         -------
                           -------------   -------------   -------------   -------------         -------
TOTAL RETURN(a)..........      (11.92%)         10.67%          26.56%         23.38%              (3.82%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of
    period (in
    thousands)...........     $148,908        $210,777        $116,144        $49,250            $28,117
Ratios to average net
  assets:
  Expenses**.............        1.10%           1.29%           1.16%          1.50%              1.50%(c)
  Net investment
    income...............       10.53%           9.49%           9.62%          9.97%             10.39%(c)
PORTFOLIO TURNOVER
  RATE...................          77%            179%            136%            60%                47%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been higher.
***  Sales of Advisor Shares began on August 14, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998, there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              57
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           LATIN AMERICA EQUITY FUND

                                                          SELECT SHARES(d)                               ADVISOR SHARES
                                --------------------------------------------------------------------   ------------------
                                      FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD FROM   FOR THE PERIOD ***
                                             ENDED                ENDED           FEBRUARY 13, 1996*                ENDED
                                 DECEMBER 31, 1998    DECEMBER 31, 1997    THROUGH DECEMBER 31, 1996    DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................       $  14.13              $ 11.66                  $ 10.00(e)               $ 15.11
                                     --------              -------                  -------                  -------
  Net investment income
    (loss)....................           0.27                 0.09                     0.20                    (0.21)
  Net realized and unrealized
    gain (loss)...............          (6.82)                2.74                     2.11                    (0.50)
                                     --------              -------                  -------                  -------
  Total income (loss) from
    investment operations.....          (6.55)                2.83                     2.31                    (0.71)
                                     --------              -------                  -------                  -------
LESS DIVIDENDS AND
  DISTRIBUTION FROM:
  Net investment income.......          (0.23)               (0.09)                   (0.20)                   (0.01)
  Excess of net investment
    income....................             --                (0.02)                      --                       --
  Net realized gains..........          (0.01)               (0.25)                   (0.45)                   (0.25)
                                     --------              -------                  -------                  -------
Total dividends and
  distributions...............          (0.24)               (0.36)                   (0.65)                   (0.26)
                                     --------              -------                  -------                  -------
  Net change in net asset
    value per share...........          (6.79)                2.47                     1.66                    (0.97)
                                     --------              -------                  -------                  -------
NET ASSET VALUE, END OF
  PERIOD......................       $   7.34              $ 14.13                  $ 11.66                  $ 14.14
                                     --------              -------                  -------                  -------
                                     --------              -------                  -------                  -------
TOTAL RETURN(a)...............        (46.96%)              24.22%                   23.36%(b)                (4.64%)(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands)............       $ 16,356              $55,034                  $13,308                  $    18
Ratios to average net assets
  Expenses**..................          1.97%                1.60%                    2.00%(c)                 1.73%(c)
  Net investment income
    (loss)....................          2.53%                0.26%                    1.97%(c)                (0.73%)(c)
Portfolio turnover rate.......            53%                  98%                     133%                      98%

                            NEW YORK MUNICIPAL FUND

                                                                    SELECT SHARES(d)
                                -----------------------------------------------------------------------------------------
                                      FOR THE YEAR         FOR THE YEAR         FOR THE YEAR          FOR THE PERIOD FROM
                                             ENDED                ENDED                ENDED               APRIL 3, 1995*
                                 DECEMBER 31, 1998    DECEMBER 31, 1997    DECEMBER 31, 1996    THROUGH DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
  PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
  PERIOD......................        $ 10.69              $ 10.40              $ 10.47                  $ 10.00(e)
                                      -------              -------              -------                  -------
  Net investment income.......           0.44                 0.46                 0.44                     0.33
  Net realized and unrealized
    gain (loss)...............           0.19                 0.34                (0.06)                    0.47
                                      -------              -------              -------                  -------
  Total income from investment
    operations................           0.63                 0.80                 0.38                     0.80
                                      -------              -------              -------                  -------
LESS DIVIDENDS AND
  DISTRIBUTIONS FROM:
  Net investment income.......          (0.44)               (0.46)               (0.44)                   (0.32)
  Net realized gains..........          (0.06)               (0.05)               (0.01)                   (0.01)
                                      -------              -------              -------                  -------
Total dividends and
  distributions...............          (0.50)               (0.51)               (0.45)                   (0.33)
                                      -------              -------              -------                  -------
  Net change in net asset
    value per share...........           0.13                 0.29                (0.07)                    0.47
                                      -------              -------              -------                  -------
NET ASSET VALUE, END OF
  PERIOD......................        $ 10.82              $ 10.69              $ 10.40                  $ 10.47
                                      -------              -------              -------                  -------
                                      -------              -------              -------                  -------
TOTAL RETURN(a)...............          6.03%                7.84%                3.72%                    8.13%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period
    (in thousands)............        $67,793              $42,046              $20,158                  $12,516
Ratios to average net assets:
  Expenses**..................          0.50%                0.50%                0.55%                    0.54%(c)
  Net investment income.......          4.08%                4.22%                4.28%                    4.20%(c)
PORTFOLIO TURNOVER RATE.......           132%                 144%                  33%                      35%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
***  Sales of Advisor Shares began on June 23, 1997.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
58
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                           CALIFORNIA MUNICIPAL FUND

                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                       FOR THE PERIOD FROM
                                           FOR THE YEAR ENDED               APRIL 2, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.37                   $10.00(e)
                                                -------                   ------
  Net investment income.................           0.40                     0.33
  Net realized and unrealized gains.....           0.22                     0.38
                                                -------                   ------
  Total income from investment
    operations..........................           0.62                     0.71
                                                -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.40)                   (0.33)
  Excess of net investment income.......          (0.01)                      --
  Net realized gains....................          (0.04)                   (0.01)
                                                -------                   ------
Total dividends and distributions.......          (0.45)                   (0.34)
                                                -------                   ------
  Net change in net asset value per
    share...............................           0.17                     0.37
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD..........        $ 10.54                   $10.37
                                                -------                   ------
                                                -------                   ------
TOTAL RETURN(a).........................          6.14%                    7.14%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $11,066                   $4,792
Ratios to average net assets:
  Expenses**............................          0.50%                    0.50%(c)
  Net investment income.................          3.87%                    4.15%(c)
PORTFOLIO TURNOVER RATE.................            51%                      41%

                            NATIONAL MUNICIPAL FUND

                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                       FOR THE PERIOD FROM
                                           FOR THE YEAR ENDED            OCTOBER 20, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.19                   $10.00(e)
                                                -------                   ------
  Net investment income.................           0.40                     0.08
  Net realized and unrealized gains.....           0.29                     0.19
                                                -------                   ------
Total income from investment
  operations............................           0.69                     0.27
                                                -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.40)                   (0.08)
  Net realized gains....................          (0.05)                      --
                                                -------                   ------
Total Dividends and Distributions.......          (0.45)                   (0.08)
                                                -------                   ------
  Net change in net asset value per
    share...............................           0.24                     0.19
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD..........        $ 10.43                   $10.19
                                                -------                   ------
                                                -------                   ------
TOTAL RETURN(a).........................          6.91%                    2.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $29,735                   $2,805
Ratios to average net assets
  Expenses**............................          0.50%                    0.50%(c)
  Net investment income.................          3.90%                    3.95%(c)
PORTFOLIO TURNOVER RATE.................           226%                      46%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
                                                                              59
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                        U.S. GOVERNMENT SECURITIES FUND

                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                       FOR THE PERIOD FROM
                                           FOR THE YEAR ENDED                JULY 1, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.17                   $10.00(e)
                                                -------                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................           0.50                     0.27
  Net realized and unrealized gains.....           0.48                     0.19
                                                -------                   ------
  Total income from investment
    operations..........................           0.98                     0.46
                                                -------                   ------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.50)                   (0.27)
  Excess of net investment income.......             --                    (0.01)
  Net realized gains....................          (0.19)                   (0.01)
                                                -------                   ------
Total dividends and distributions.......          (0.69)                   (0.29)
                                                -------                   ------
  Net change in net asset value per
    share...............................           0.29                     0.17
                                                -------                   ------
NET ASSET VALUE, END OF PERIOD..........        $ 10.46                   $10.17
                                                -------                   ------
                                                -------                   ------
TOTAL RETURN(a).........................          9.82%                    4.71%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $39,359                   $3,955
Ratios to average net assets:
  Expenses**............................          0.50%                    0.50%(c)
  Net investment income.................          4.59%                    5.32%(c)
PORTFOLIO TURNOVER RATE.................           423%                     153%

                            MORTGAGE SECURITIES FUND

                                                          SELECT SHARES(d)
                                          ------------------------------------------------
                                                                            FOR THE PERIOD
                                           FOR THE YEAR ENDED                JULY 1, 1997*
                                            DECEMBER 31, 1998    THROUGH DECEMBER 31, 1997
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....        $ 10.17                   $ 10.00(e)
                                                -------                   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................           0.58                      0.29
  Net realized and unrealized gains.....           0.14                      0.22
                                                -------                   -------
  Total income from investment
    operations..........................           0.72                      0.51
                                                -------                   -------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.................          (0.58)                    (0.29)
  Excess of net investment income.......          (0.01)                    (0.01)
  Net realized gains....................          (0.02)                    (0.04)
                                                -------                   -------
  Total dividends and distributions.....          (0.61)                    (0.34)
                                                -------                   -------
  Net change in net asset value per
    share...............................           0.11                      0.17
                                                -------                   -------
NET ASSET VALUE, END OF PERIOD..........        $ 10.28                   $ 10.17
                                                -------                   -------
                                                -------                   -------
TOTAL RETURN(a).........................          7.26%                     5.10%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in
    thousands)..........................        $54,461                   $17,037
Ratios to average net assets:
  Expenses**............................          0.50%                     0.50%(c)
  Net investment income.................          5.72%                     5.77%(c)
PORTFOLIO TURNOVER RATE.................            78%                       81%

---------------

  *  Commencement of operations.
 ** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  As of December 31, 1998 there were no Advisor Shares outstanding.
(e)  Initial offering price.

    The accompanying notes are an integral part of the financial statements.
60
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------

1. ORGANIZATION. The OFFITBANK Investment Fund, Inc. (the "Company") was incorporated in Maryland on September 8, 1993. The Company is registered under the Investment Company Act of 1940, as amended (the "1940" Act) and operates as a non-diversified, no-load and open-end management investment company. The Company consists of eleven separately managed funds, of which eight, OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK National Municipal Fund, OFFITBANK U.S. Government Securities Fund and OFFITBANK Mortgage Securities Fund (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

High Yield Fund.........................  March 2, 1994
Emerging Markets Fund...................  March 8, 1994
Latin America Equity Fund...............  February 13, 1996
New York Municipal Fund.................  April 3, 1995
California Municipal Fund...............  April 2, 1997
National Municipal Fund.................  October 20, 1997
U.S. Government Securities Fund.........  July 1, 1997
Mortgage Securities Fund................  July 1, 1997

Effective May 1, 1996, all of the outstanding shares of each of the Funds then in existence were reclassified as "Select Shares" and each Fund began offering a new class of shares, designated as "Advisor Shares." Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the Advisor shares are expected to bear additional shareholder servicing expenses. As of December 31, 1998, the High Yield Fund was the only Fund with Advisor Shares.

The High Yield Fund's primary investment objective is high current income with capital appreciation as a secondary objective. The Emerging Markets Fund seeks to provide investors with a competitive total return by focusing on current yield and opportunities for capital appreciation. The Latin America Equity Fund's primary investment objective is capital appreciation with current income as a secondary objective. The New York Municipal Fund seeks to maximize total after-tax return for New York residents, consistent with a prudent level of credit risk. The California Municipal Fund seeks to maximize total after-tax return for California residents, consistent with a prudent level of credit risk. The National Municipal Fund seeks to maximize total after-tax return, consistent with a prudent level of credit risk. The U.S. Government Securities Fund seeks to provide shareholders with current income. The Mortgage Securities Fund's investment objective is to maximize total return from a combination of investment income and capital appreciation.

OFFITBANK (the "Adviser") serves as the Funds' investment adviser. Effective June 1, 1998, PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., began providing administrative and fund accounting services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor") serves as the distributor of the Funds' shares. PFPC also provides transfer and dividend disbursing agent services for the Funds. Prior to June 1, 1998, BISYS Fund Services, Limited Partnership, and BISYS Fund Services, Inc. provided the aforementioned services.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a fund are allocated to

                                                                              61
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
each class of shares based upon their relative net asset value on the date income is earned or expenses are realized and unrealized gains and losses are incurred.

ORGANIZATIONAL COSTS:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the High Yield, New York Municipal, California Municipal, National Municipal, U.S. Government Securities and the Mortgage Securities Funds' net investment income, if any, are declared daily and paid monthly. Dividends from the Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the Latin America Equity Fund's net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As  of  December 31,  1998, the  following reclassifications  have been  made to
increase  (decrease)  such   accounts  with  offsetting   adjustments  made   to
paid-in-capital:

                               ACCUMULATED
                              UNDISTRIBUTED    ACCUMULATED
                                   NET         NET REALIZED
                                INVESTMENT    GAIN/(LOSS) ON
                                  INCOME       INVESTMENTS
                              --------------  --------------
High Yield Fund.............    $ (840,440)     $  840,440
Emerging Markets Fund.......      (887,557)      1,456,688
Latin America Equity Fund...        34,211          53,858
New York Municipal Fund.....         9,835              --
California Municipal Fund...         8,406              --
National Municipal Fund.....         6,615              --
U.S. Government Securities
 Fund.......................         4,391          (1,005)
Mortgage Securities Fund....         2,042           1,695

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute, all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:

                                 CAPITAL LOSS  CURRENCY LOSS
                                   DEFERRED      DEFERRED
                                 ------------  -------------
Emerging Markets Fund..........   $4,470,549     $ 192,085
Latin America Fund.............    3,107,405        11,802
U.S. Government Securities
 Fund..........................       24,619            --
Mortgage Securities Fund.......        7,361            --

For   federal  income  tax  purposes,  the  following  Funds  had  capital  loss carryforwards:

                                               DATE OF
FUND                             CLCF        EXPIRATION
----------------------------  ----------  -----------------
High Yield Fund.............  $   62,898  December 31, 2006
Emerging Markets Fund.......  23,411,476  December 31, 2006
Latin America Equity Fund...  11,489,603  December 31, 2006

Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, other assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward currency contracts and certain foreign currency denominated debt obligations, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses

62
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.
REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

Each Fund (other than the Municipal Funds) may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

The Municipal Funds may, in order to further their investment objectives, purchase or sell futures contracts on (a) U.S. Government Securities and (b) municipal bond indices. Such Funds reserve the right to conduct futures transactions based on an index, which may be developed in the future to correlate with price movements in municipal obligations.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 1998 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

The table below indicates the High Yield Fund's outstanding forward currency contract positions at December 31, 1998:

                                                    VALUE ON      VALUE AT     UNREALIZED
                         CONTRACT     MATURITY    ORIGINATION   DECEMBER 31,  APPRECIATION
            CURRENCY      AMOUNTS       DATE          DATE          1998      (DEPRECIATION)
           -----------  -----------  -----------  ------------  ------------  -------------
Sell              CAD    (2,620,000)   01/22/99   $ (1,696,342)  $(1,704,276)   $  (7,934)
Sell              DEM   (18,783,000)   02/05/99    (11,268,898) (11,284,266)      (15,368)
Sell              ECU   (12,511,000)   02/05/99    (14,706,681) (14,688,065)       18,616
Sell              FRF   (72,572,500)   02/23/99    (12,907,744) (12,998,463)      (90,719)
Sell              FRF    (9,130,000)   02/23/99     (1,633,508)  (1,635,275)       (1,767)
                                                                              -------------
Net unrealized depreciation on forward positions............................    $ (97,172)
                                                                              -------------
                                                                              -------------

Currency Abbreviations:

CAD        --         Canadian Dollar
DEM        --         German Deutsche Mark
ECU        --         European Currency Unit
FRF        --         French Franc

The Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES. The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with the Adviser. Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200,000,000 of such net assets, 0.75% for the next $400,000,000 of such net assets, and 0.65% for amounts in excess of $600,000,000 of such net assets in the case of the High Yield Fund; 0.90% for the first $200,000,000 of such net assets of assets and 0.80% for amounts in excess thereof in the case of the Emerging Markets Fund; 1.00% for the Latin America Equity Fund; 0.35% in the case of the New York Municipal Fund, the California Municipal Fund, the National Municipal Fund, the U.S. Government Securities Fund and the Mortgage Securities Fund. For the year ended December 31, 1998, the Adviser earned fees of $11,091,248, $1,960,803, and $370,195 for the High Yield Fund, Emerging Markets Fund and Latin America Equity Fund, respectively. The Adviser earned fees of $203,373, $28,769, $48,983, $67,110 and $120,529 and waived fees of $90,180,
$28,008,  $32,995,  $38,093  and  $78,778  for  the  New  York  Municipal  Fund,
California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively.

Commencing on June 1, 1998, PFPC provided the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of

                                                                              63
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net assets; 0.11% of each
Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each Portfolio's next $300 million in average daily net assets; and 0.0275% of each Portfolio's average daily net assets in excess of $1.2 billion. From time to time, PFPC may waive all or a portion of its fees. For the period from June 1, 1998 through December 31, 1998, PFPC was entitled to fees of $734,239, $155,434, $20,155, $46,666, $6,628, $15,150, $18,606 and $31,400 for the High Yield Fund,
Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively. PFPC waived fees of $37,304, $8,428, $11,200, $6,628, $6,283, $8,925 and $7,536 for the Emerging
Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively. For the period from January 1, 1998 through May 31, 1998 BISYS Fund Services, Inc., the previous administrator was entitled to fees of $904,294, $149,242, $31,349, $24,610, $4,376, $2,812, $6,433
and $8,330 for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively. BISYS waived fees of $442,728, $72,952, $15,674, $14,871, $4,376,
$2,812, $6,433 and $11,945 for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund,
National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively.

Commencing on June 1, 1998, PFPC provided the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. From time to time, PFPC may waive all or a portion of its fees. For the period from June 1, 1998 through December 31, 1998, PFPC earned fees of $22,117, $8,992, $8,992, $8,992, $8,750, $8,750, $8,992 and $8,750 for the High
Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively. PFPC waived fees of $8,750, $4,951 and $8,750 for the California Municipal Fund, U.S. Government Securities Fund and National Municipal Fund, respectively. For the period from January 1, 1998 through May 31, 1998 BISYS Funds Services, Inc., the previous Fund accounting agent earned fees, including reimbursement of out of pocket expenses, of $35,844, $9,479, $23,627, $24,501, $16,654, $15,293, $12,303 and
$16,514, for the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and the Mortgage Securities Fund, respectively.

Commencing on June 1, 1998, PFPC also served as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or portion of these fees. For the period from June 1, 1998 through December 31, 1998, PFPC earned fees of $81,418, $22,225, $10,791,
$10,500, $10,500, $10,500 $10,500 and $10,500 for the High Yield Fund,  Emerging
Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund, respectively. PFPC waived fees of $1,780, $1,521, $4,803, $4,660, $3,264 and $2,627 for the Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Securities Fund and Mortgage Securities Fund, respectively. For the period from January 1, 1998 through May 31, 1998 BISYS Fund Services, Inc., the previous transfer agent earned fees, including reimbursement of out pocket expenses of $52,709, $12,079, $5,817, $3,501, $576, $274, $580 and $1,029, for
the High Yield Fund, Emerging Markets Fund, Latin America Equity Fund, New York Municipal Fund, California Municipal Fund, National Municipal Fund, U.S. Government Fund and Mortgage Securities Fund, respectively.

Shares in each Fund are sold on a continuous basis by the Distributor. Solely for the purpose of reimbursing the Distributor for activities primarily intended to result in the sale of its shares, each Fund is authorized to spend up to 0.25% of its net assets annually with respect to each class of shares of the Fund in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 promulgated under the 1940 Act. Activities for which the Distributor may be reimbursed include (but are not limited to) the development and implementation of direct mail promotions and advertising for the Funds and the preparation, printing and distribution of prospectuses for the Funds to recipients other than existing shareholders. For the year ended December 31, 1998, no distribution costs were incurred.

Pursuant to a Shareholder Servicing Plan adopted by the Board of Directors of the Company, the Company may enter into Shareholder Servicing Agreements with financial institutions ("Shareholder Servicing Agents") with respect to Advisor Shares. Shareholder administrative support services will be performed by Shareholder Servicing Agents for their customers who beneficially own

64
-------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
Advisor Shares. For the services provided, the Company's Shareholder Servicing Plan permits each Fund to pay fees to Shareholder Servicing Agents at an annual rate of up to 0.25% of the average daily net asset value of Advisor Shares of the Fund for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing Agents will provide their customers with a schedule of any credits, fees or of the terms or conditions that may be applicable to the investments of customers assets in each Fund's Advisor Shares. For the year ended December 31, 1998, no shareholder servicing fees were incurred.

OFFITBANK has voluntarily agreed to limit the expense ratios for the California Municipal Fund, the National Municipal Fund the U.S. Government Securities Fund and Mortgage Securities Fund, at 0.50%. In order to maintain this ratio, the Adviser has waived its advisory fee and has also agreed to reimburse the Funds, $22,167, $29,290, $28,139 and $12,826 respectively.

4. SECURITIES TRANSACTIONS. For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                            COMMON STOCKS              U.S. GOVERNMENT
                         AND CORPORATE BONDS             OBLIGATIONS
                     ---------------------------  -------------------------
                       PURCHASES       SALES       PURCHASES       SALES
                     -------------  ------------  ------------  -----------
High Yield Fund....  $1,165,994,178 $541,828,413  $         --  $        --
Emerging Markets
 Fund..............    178,712,225   162,258,203            --           --
Latin America
 Equity Fund.......     19,354,570    34,678,149            --           --
New York Municipal
 Fund..............     95,217,613    73,184,597            --           --
California
 Municipal Fund....      9,588,377     3,896,475            --           --
National Municipal
 Fund..............     55,482,476    30,858,595            --           --
U.S. Government
 Securities Fund...        490,258       494,707   107,077,512   74,094,919
Mortgage Securities
 Fund..............             --       294,119    71,486,725   24,562,744

5. CAPITAL STOCK TRANSACTIONS. The Company's Articles of Incorporation permit the Company to issue ten billion shares (par value $0.001). Transactions in shares of common stock for the year ended December 31, 1998 and for the period ended December 31, 1997, were as follows:

                                  HIGH YIELD FUND SELECT SHARES
                      ------------------------------------------------------
                              YEAR ENDED                  YEAR ENDED
                          DECEMBER 31, 1998           DECEMBER 31, 1997
                      --------------------------  --------------------------
                        SHARES        AMOUNT        SHARES        AMOUNT
                      -----------  -------------  -----------  -------------
Shares issued.......   74,958,569  $ 769,112,164   58,935,603  $ 607,572,659
Shares reinvested...    9,400,869     95,379,400    6,635,971     68,319,193
Shares redeemed.....  (39,058,920)  (395,454,066) (19,219,765)  (197,959,947)
                      -----------  -------------  -----------  -------------
Net increase........   45,300,518  $ 469,037,498   46,351,809  $ 477,931,905
                      -----------  -------------  -----------  -------------
                      -----------  -------------  -----------  -------------

                                               HIGH YIELD FUND ADVISOR SHARES
                                       ----------------------------------------------
                                            YEAR ENDED             PERIOD ENDED
                                        DECEMBER 31, 1998       DECEMBER 31, 1997
                                       --------------------  ------------------------
                                        SHARES     AMOUNT      SHARES       AMOUNT
                                       ---------  ---------  -----------  -----------
Shares issued........................     17,980  $ 181,000       1,446    $  15,000
Shares reinvested....................         --         --          --           --
Shares redeemed......................    (18,711)  (186,959)         --           --
                                       ---------  ---------       -----   -----------
Net increase (decrease)..............       (731) $  (5,959)      1,446    $  15,000
                                       ---------  ---------       -----   -----------
                                       ---------  ---------       -----   -----------

                                EMERGING MARKETS FUND SELECT SHARES
                        ----------------------------------------------------
                                YEAR ENDED                 YEAR ENDED
                            DECEMBER 31, 1998          DECEMBER 31, 1997
                        --------------------------  ------------------------
                          SHARES        AMOUNT        SHARES       AMOUNT
                        -----------  -------------  ----------  ------------
Shares issued.........   10,089,980  $ 101,711,812  10,783,609  $121,597,415
Shares reinvested.....    1,812,672     16,044,606   1,550,297    16,925,719
Shares redeemed.......  (13,898,524)  (113,151,233) (2,718,271)  (30,354,173)
                        -----------  -------------  ----------  ------------
Net increase
 (decrease)...........   (1,995,883) $   4,605,185   9,615,635  $108,168,961
                        -----------  -------------  ----------  ------------
                        -----------  -------------  ----------  ------------

                               LATIN AMERICA EQUITY FUND SELECT SHARES
                          --------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 1998         DECEMBER 31, 1997
                          ------------------------  ------------------------
                            SHARES       AMOUNT       SHARES       AMOUNT
                          ----------  ------------  ----------  ------------
Shares issued...........     628,612  $  6,292,203   4,783,824  $ 67,593,866
Shares reinvested.......      39,391       445,995      78,005     1,094,992
Shares redeemed.........  (2,332,653)  (21,881,263) (2,109,165)  (28,221,087)
                          ----------  ------------  ----------  ------------
Net increase
 (decrease).............  (1,664,650) $(15,143,065)  2,752,664  $ 40,467,771
                          ----------  ------------  ----------  ------------
                          ----------  ------------  ----------  ------------

                                        LATIN AMERICA EQUITY FUND ADVISOR SHARES
                                      --------------------------------------------
                                           PERIOD ENDED           PERIOD ENDED
                                        DECEMBER 31, 1998      DECEMBER 31, 1997
                                      ----------------------  --------------------
                                        SHARES      AMOUNT     SHARES     AMOUNT
                                      -----------  ---------  ---------  ---------
Shares issued.......................          --   $      --     60,128  $ 991,200
Shares redeemed.....................      (1,277)    (17,939)   (58,851)  (929,261)
                                      -----------  ---------  ---------  ---------
Net increase (decrease).............      (1,277)  $ (17,939)     1,277  $  61,939
                                      -----------  ---------  ---------  ---------
                                      -----------  ---------  ---------  ---------

                                 NEW YORK MUNICIPAL FUND SELECT SHARES
                            ------------------------------------------------
                                   YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 1998        DECEMBER 31, 1997
                            ------------------------  ----------------------
                              SHARES       AMOUNT      SHARES      AMOUNT
                            ----------  ------------  ---------  -----------
Shares issued.............   4,296,577  $ 46,233,943  2,757,463  $29,031,529
Shares reinvested.........     215,897     2,328,952    112,876    1,189,875
Shares redeemed...........  (2,179,819)  (23,459,800)  (875,489)  (9,238,189)
                            ----------  ------------  ---------  -----------
Net increase..............   2,332,655  $ 25,103,095  1,994,850  $20,983,215
                            ----------  ------------  ---------  -----------
                            ----------  ------------  ---------  -----------

                                    CALIFORNIA MUNICIPAL FUND SELECT SHARES
                                 ---------------------------------------------
                                       YEAR ENDED            PERIOD ENDED
                                   DECEMBER 31, 1998       DECEMBER 31, 1997
                                 ----------------------  ---------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT
                                 ---------  -----------  ---------  ----------
Shares issued..................    763,930  $ 8,055,789    454,503  $4,636,788
Shares reinvested..............     30,165      297,972      7,824      80,388
Shares redeemed................   (206,273)  (2,178,623)        --          --
                                 ---------  -----------  ---------  ----------
Net increase...................    587,822  $ 6,175,138    462,327  $4,717,126
                                 ---------  -----------  ---------  ----------
                                 ---------  -----------  ---------  ----------

                                    NATIONAL MUNICIPAL FUND SELECT SHARES
                                ---------------------------------------------
                                      YEAR ENDED            PERIOD ENDED
                                  DECEMBER 31, 1998       DECEMBER 31, 1997
                                ----------------------  ---------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
                                ---------  -----------  ---------  ----------
Shares issued.................  3,017,817  $31,253,540    274,236  $2,750,010
Shares reinvested.............     60,611      630,967      1,002      10,113
Shares redeemed...............   (502,883)  (5,252,890)        --          --
                                ---------  -----------  ---------  ----------
Net increase..................  2,575,545  $26,631,617    275,238  $2,760,123
                                ---------  -----------  ---------  ----------
                                ---------  -----------  ---------  ----------

                                U.S. GOVERNMENT SECURITIES FUND SELECT SHARES
                                ---------------------------------------------
                                      YEAR ENDED            PERIOD ENDED
                                  DECEMBER 31, 1998       DECEMBER 31, 1997
                                ----------------------  ---------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
                                ---------  -----------  ---------  ----------
Shares issued.................  3,790,582  $39,744,486    391,245  $3,943,065
Shares reinvested.............    141,379    1,476,753      4,514      45,655
Shares redeemed...............   (557,911)  (5,837,572)    (6,827)    (69,119)
                                ---------  -----------  ---------  ----------
Net increase..................  3,374,050  $35,383,667    388,932  $3,919,601
                                ---------  -----------  ---------  ----------
                                ---------  -----------  ---------  ----------

                                                                              65
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------

                                 MORTGAGE SECURITIES FUND SELECT SHARES
                             ----------------------------------------------
                                   YEAR ENDED             PERIOD ENDED
                               DECEMBER 31, 1998       DECEMBER 31, 1997
                             ----------------------  ----------------------
                              SHARES      AMOUNT      SHARES      AMOUNT
                             ---------  -----------  ---------  -----------
Shares issued..............  3,757,709  $38,457,330  1,647,704  $16,626,836
Shares reinvested..........    186,150    1,911,337     30,335      307,847
Shares redeemed............   (319,246)  (3,274,675)    (2,458)     (25,000)
                             ---------  -----------  ---------  -----------
Net increase...............  3,624,613  $37,093,992  1,675,581  $16,909,683
                             ---------  -----------  ---------  -----------
                             ---------  -----------  ---------  -----------

6. OTHER MATTERS. The High Yield Fund, the Emerging Markets Fund and the Latin America Equity Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

The New York Municipal and California Municipal Funds invest primarily in municipal obligations issued by the State of New York and California, respectively, and their agencies, instrumentalities and various political subdivisions. The Funds are more susceptible to factors adversely affecting issuers of such obligations than comparable municipal securities funds that are not so concentrated. If either New York or California or any of their local government entities are unable to meet their financial obligations, the income derived by the Funds and their ability to preserve capital and liquidity could be adversely affected.

7. FEDERAL INCOME TAX INFORMATION (UNAUDITED) During the year ended December 31, 1998, the following Funds declared long-term capital gain distributions in the following amounts:

Emerging Markets Fund.............................  $625,837
Latin America Equity Fund.........................    40,064
New York Municipal Fund...........................   195,789
National Municipal Fund...........................     2,912
Mortgage Securities...............................    23,033

During the year ended December 31, 1998, the following funds declared tax-exempt income distributions in the following amounts:

New York Municipal Fund...........................  $2,326,665
California Municipal Fund.........................     320,281
National Municipal Fund...........................     521,723

For corporate shareholders 2.3% of the total ordinary income distributions paid during the fiscal year ended December 31, 1998 for the High Yield Fund qualifies for the corporate dividends received deduction.

66
-------------

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
The OFFITBANK Investment Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK High Yield Fund, OFFITBANK Emerging Markets Fund, OFFITBANK Latin America Equity Fund (formerly "OFFITBANK Latin America Total Return Fund"), OFFITBANK New York Municipal Fund, OFFITBANK California Municipal Fund, OFFITBANK National Municipal Fund, OFFITBANK U.S. Government Securities Fund, and OFFITBANK Mortgage Securities Fund (collectively, the "Funds," each constituting a portfolio of The OFFITBANK Investment Fund, Inc.) at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 22, 1999

                                                                              67
                                                                   -------------

                      THE OFFITBANK INVESTMENT FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS AND OFFICERS
Morris W. Offit
CHAIRMAN OF THE BOARD, PRESIDENT AND
DIRECTOR

Edward J. Landau
DIRECTOR

The Very Reverend
James Parks Morton
DIRECTOR

Dr. Wallace Mathai-Davis
SECRETARY AND TREASURER

David C. Lebisky
ASSISTANT SECRETARY

Gary M. Gardner
ASSISTANT SECRETARY

Stephen Brent Wells
ASSISTANT TREASURER

Vincent M. Rella
ASSISTANT TREASURER

David D. Marky
ASSISTANT TREASURER

Stephen M. Wynne
ASSISTANT TREASURER

INVESTMENT ADVISER
OFFITBANK
520 Madison Avenue
New York, New York 10022

DISTRIBUTOR
OFFIT Funds Distributor, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania 19428-2961

ADMINISTRATOR
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, Delaware 19809

CUSTODIANS
The Chase Manhattan Bank
3 MetroTech Center, 8th Floor South
Brooklyn, New York, 11245
(OFFITBANK EMERGING MARKETS FUND AND
OFFITBANK LATIN AMERICA EQUITY FUND)

The Bank of New York
48 Wall Street
New York, New York 10286
(ALL OTHER OFFITBANK FUNDS)

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

                      The OFFITBANK Investment Fund, Inc.
                        400 Bellevue Parkway, Suite 108
                              Wilmington, DE 19809
                                 (800) 618-9510